UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-06336
                                                     ---------

                     Franklin Templeton International Trust
                    -----------------------------------------
               (Exact name of registrant as specified in charter)

                 One Franklin Parkway, San Mateo, CA 94403-1906
                 -----------------------------------------------
               (Address of principal executive offices) (Zip code)

          Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906
          -------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area Code: (650) 312-2000
                                                           --------------

Date of fiscal year end: 10/31
                         -----

Date of reporting period: 10/31/08
                          -------

      ITEM 1. REPORTS TO STOCKHOLDERS.

TEMPLETON FOREIGN SMALLER COMPANIES FUND




                                OCTOBER 31, 2008

A series of Franklin Templeton International Trust

                      ANNUAL REPORT AND SHAREHOLDER LETTER

                                   (GRAPHIC)

                                TEMPLETON FOREIGN
                             SMALLER COMPANIES FUND

INTERNATIONAL

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                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      Franklin - TEMPLETON - Mutual Series

                                 Franklin Templeton Investments

                                 GAIN FROM OUR PERSPECTIVE(R)

                                 Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE            Each of our portfolio management groups
                                 operates autonomously, relying on its own
                                 research and staying true to the unique
                                 investment disciplines that underlie its
                                 success.

                                 FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                                 TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                                 MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION             Because our management groups work
                                 independently and adhere to different
                                 investment approaches, Franklin, Templeton and
                                 Mutual Series funds typically have distinct
                                 portfolios. That's why our funds can be used to
                                 build truly diversified allocation plans
                                 covering every major asset class.

RELIABILITY YOU CAN TRUST        At Franklin Templeton Investments, we seek to
                                 consistently provide investors with exceptional
                                 risk-adjusted returns over the long term, as
                                 well as the reliable, accurate and personal
                                 service that has helped us become one of the
                                 most trusted names in financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                    (GRAPHIC)

Not part of the annual report

Contents

CEO'S MESSAGE .............................................................    1
ANNUAL REPORT
Templeton Foreign Smaller Companies Fund ..................................    4
Performance Summary .......................................................   10
Your Fund's Expenses ......................................................   15
Financial Highlights and Statement of Investments .........................   17
Financial Statements ......................................................   24
Notes to Financial Statements .............................................   28
Report of Independent Registered Public Accounting Firm ...................   36
Tax Designation ...........................................................   37
Board Members and Officers ................................................   38
Shareholder Information ...................................................   43

A Message from Gregory E. Johnson,
President and Chief Executive Officer of Franklin Resources, Inc.

                                                                October 31, 2008

Dear Shareholder:

The enclosed annual report for Templeton Foreign Smaller Companies Fund covers the 12 months ended October 31, 2008, and I would like to add some comments on market events during this time. Recent market volatility has been jarring to everyone, including those of us who have worked in financial markets for many years. Bank lending around the world seized up, and the fallout impacted venerable firms alongside broader stock and bond indexes.

This environment is bound to provoke great concern, but it's equally important to put the latest market developments in perspective. That's why I'd like to offer a few thoughts on these events, our company's approach to investing and the strong health of our organization.

A key point to recognize is that global financial turmoil is being addressed by global action. Central banks around the world have coordinated their efforts to cut interest rates and supply liquidity to frozen funding markets. A number of governments have also intervened to rescue major financial institutions or find an orderly way for them to be acquired. Here in the U.S., the Federal Reserve and Treasury Department have moved rapidly to establish new programs for easing money market pressures and handling troubled financial assets. The outcome of all these efforts may take a while to be realized, but I believe the latest actions here and abroad mark a significant turning point for global capital markets.

Sign up for EDELIVERY of your Shareholder Report

Shareholders who are registered at franklintempleton.com can receive this report
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are eligible for eDelivery.

              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                        Not part of the annual report | 1

It's also important to remember that as daunting as current market conditions may be, we have navigated through other periods of market volatility. U.S. stock markets recorded three bear markets during the 1960s as the nation grappled with the Vietnam War and a turbulent economy.(1) The quintupling of oil prices in 1973 led to a deep U.S. recession and a stock market plunge of 45.1% from January 1973 through December 1974.(1) And the "Black Monday" stock market crash of 1987 remains the largest single-day percentage decline in the history of the Dow Jones Industrial Average.(2)

Advice applicable throughout these upheavals remains true today. The late Sir John Templeton, writing 15 years ago, ended a list of his core investment principles with these thoughts: "Do not be fearful or negative too often. . . .
For 100 years optimists have carried the day in U.S. stocks. Even in the dark '70s, many professional money managers -- and many individual investors too --
made money in stocks . . . . In this century or the next it's still 'Buy low, sell high.'"(3)

Sir John knew these simple concepts were difficult to execute in the face of pessimism. Nonetheless, that is precisely how our Franklin, Templeton and Mutual Series portfolio managers are contending with today's challenging environment. They are using their expertise to sort through investment opportunities, avoiding those firms that have become merely cheap and identifying those firms best positioned to be eventual winners. This kind of rigorous, bottom-up, security-by-security analysis is the fundamental investment discipline practiced across our global platform.

These asset management strengths are also the core of our business. Unlike financial firms that have dominated recent headlines, Franklin Templeton derives its revenue primarily from investment management, not investment banking or securities brokerage. Additionally, our assets under management are diversified by investment objective, clientele and geographic region. Diversified positioning helps our firm maintain healthy operating margins even when volatile markets reduce assets under management. It is also important to note that maintaining a strong balance sheet has been a pillar of our management strategy. We have a substantial pool of cash and investments and low levels of debt, and we are in the enviable position of not having to depend on credit to meet our operating needs. In fact, our strong franchise, sound capitalization and minimal leverage recently led Standard & Poor's to raise its credit ratings on Franklin Resources, Inc. (BEN) to the highest level currently applied to a publicly traded asset manager.(4)

(1.) Source: Ned Davis Research, Inc.

(2.) Source: NYSE Euronext. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders.

(3.) Source: "16 Rules for Investment Success" by Sir John Templeton.

(4.) Source: Standard & Poor's press release, 10/6/08.


                        2 | Not part of the annual report

Franklin Templeton's six-decade growth into a premier global asset manager has given us the conviction that although conditions remain challenging, there are ample reasons to be optimistic about eventual market stabilization and recovery. Being able to take advantage of markets shaken by maximum pessimism has helped our firm develop into an organization that stretches across 29 countries and manages assets for more than 20 million shareholder accounts.

In the enclosed annual report for Templeton Foreign Smaller Companies Fund, the portfolio managers discuss market conditions, investment decisions and Fund performance during the 12 months ended October 31, 2008. The report contains additional performance data and financial information. Our website, franklintempleton.com, offers more timely discussions, daily prices, portfolio holdings and other information. We encourage you to discuss your concerns with your financial advisor, who can review your overall portfolio, reassess your goals and help you stay focused on the long term. As times like these illustrate, all securities markets fluctuate, as do fund share prices.

We are grateful for the trust you have placed in Franklin Templeton and remain focused on serving your investment needs.

Sincerely,


/s/ Gregory E. Johnson
Gregory E. Johnson
President and Chief Executive Officer
Franklin Resources, Inc.

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF OCTOBER 31, 2008. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                        Not part of the annual report | 3

Annual Report

Templeton Foreign Smaller Companies Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton Foreign Smaller Companies Fund seeks to provide long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of smaller companies located outside the U.S., including emerging markets.

GEOGRAPHIC BREAKDOWN

Based on Total Net Assets as of 10/31/08

                                  (PIE CHART)

Asia......................   48.8%
Europe....................   26.4%
North America.............   11.6%
Australia & New Zealand...    9.1%
Short-Term Investments and
   Other Net Assets.......    4.1%

This annual report for Templeton Foreign Smaller Companies Fund covers the fiscal year ended October 31, 2008.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 21.


                                4 | Annual Report

PERFORMANCE OVERVIEW

For the 12 months under review, Templeton Foreign Smaller Companies Fund - Class A had a -55.75% cumulative total return. The Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East
(EAFE) Index, which had a -46.34% total return for the same period.(1) The Fund performed comparably to the Standard & Poor's (S&P)/Citigroup Global Equity ex-U.S. less than $2 Billion Index, another relevant measure of Fund performance, which had a -55.25% cumulative total return for the reporting period.(2) Please note that index performance information is provided for reference and that we do not attempt to track an index but rather undertake investments on the basis of fundamental research. You can find the Fund's long-term performance data in the Performance Summary beginning on page 10.

ECONOMIC AND MARKET OVERVIEW

During the 12 months ended October 31, 2008, U.S. gross domestic product (GDP) growth slowed markedly as housing prices declined, consumer demand softened, and a credit crisis originally related to U.S. subprime loan losses intensified and spread globally. Although GDP growth rebounded in the second quarter of 2008, largely due to fiscal stimulus, the domestic economy generally slowed, and GDP declined in the third quarter. Recessionary fears spanned the entire period, and by summer most economists agreed a recession was under way. By then, the slowing U.S. economy -- which is the world's largest and accounts for roughly 25% of global GDP -- had diminished growth and growth prospects around the world. A global slowdown took root in the latter half of the reporting period, but for much of the year under review, growth was robust in developing economies, particularly in Asia.

China's demand for commodities continued to significantly affect commodity prices and related equities. The steep rise in the price of oil was one of the most extreme market trends and a major focus of attention up to its peak in early July, due to its impact on everything from inflation to corporate earnings to consumer spending. The commodity price boom, however, comprised a

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

(1.) Source: (C) 2008 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The MSCI EAFE Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada.

(2.) Source: (C) 2008 Morningstar. The S&P/Citigroup Global Equity ex-U.S. less than $2 Billion Index is a free float-adjusted, market capitalization-weighted index designed to measure the performance of global developed market equity securities excluding the U.S., with market capitalizations less than $2 billion.

The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


                               Annual Report | 5

TOP 10 SECTORS/INDUSTRIES
10/31/08

                                      % OF TOTAL
                                      NET ASSETS
                                      ----------
Capital Markets                           7.1%
Commercial Banks                          7.1%
Textiles, Apparel & Luxury Goods          6.5%
Electronic Equipment, Instruments &
   Components                             5.9%
Commercial Services & Supplies            5.3%
Health Care Providers & Services          3.7%
Machinery                                 3.7%
Leisure Equipment & Products              3.6%
Communications Equipment                  3.1%
Specialty Retail                          3.0%

wide spectrum, from natural gas and precious metals to most agricultural and industrial commodities, all of which added to global inflationary pressures. Many of the world's monetary authorities faced the choice between lowering short-term interest rates to stimulate growth and raising them to fight rising inflation. The U.S.'s main goal remained to reignite the economy through fiscal and monetary policies, and accordingly the Federal Reserve Board lowered rates to 1.00% from 4.50%. The eurozone had made controlling inflation its main goal and kept rates steady at 4.00% until July, when the European Central Bank (ECB) joined many of the world's central banks whose concerns about inflation had led them to raise rates. The potential for global recession, however, exacerbated by the virtual freeze in the global financial system in September and October, trumped inflationary concerns, and the world's monetary authorities, including the ECB and the Bank of England, cut interest rates aggressively. The U.S. dollar, which had previously declined versus many of the world's currencies, regained ground quickly toward period-end, and the greenback posted 12-month gains relative to most currencies.

Against this challenging economic backdrop, many global equity markets were volatile, and virtually all local indexes suffered losses for the 12-month period. Despite negative economic data and an outlook for decelerating corporate earnings and profit margins globally, many companies' balance sheets, primarily outside the financial sector, remained relatively strong.

INVESTMENT STRATEGY

We take a bottom-up, value-oriented, long-term approach to investing. We focus our analysis on the market price of a company's securities relative to our evaluation of the company's long-term earnings, asset value and cash flow potential. We also consider a company's price/earnings ratio, profit margins and liquidation value. We are patient investors and may hold a security for several years as we wait for the market to recognize a company's true worth.

MANAGER'S DISCUSSION

During the fiscal year under review, U.K.-based chemicals manufacturer Yule Catto was a significant detractor from Fund performance. The company historically has earned relatively high profit margins as an industry leader serving various niche markets. However, as Yule Catto was focused on controlling costs and asset utilization, the company's share price declined largely due to several non-recurring charges related to restructuring. At period-end, we believed the company remained attractively valued due to its solid dividend, plant closures and other restructuring efforts.


                                6 | Annual Report

Taiwan-based global data networking vendor D-Link was another key detractor. The company sells branded wireless local area network (WLAN) products, broadband access equipment, local area network (LAN) switches and other networking equipment. D-Link's stock price fell as capital and consumer spending on information technology products slowed in response to a sluggish global economy. However, on a long-term basis, we believed the company was attractively valued as our analysis indicated that rising notebook personal computer penetration rates and increasing broadband adoption rates could generate increased demand from home users and small businesses for D-Link's products. Despite short-term setbacks, the company continued to gain market share and seemed poised to benefit from a pending upgrade cycle in wireless access equipment.

South Korea-based Youngone, a leading original equipment manufacturer (OEM) of high-end sportswear and casual outerwear such as ski-wear, hiking/ mountain climbing apparel, and anoraks, also detracted from Fund performance. The company's shares declined in value during the Fund's fiscal year as a slowing global economy curbed demand for the company's products. However, for the long term, we continued to believe the company was attractively valued due to its geographically diversified production base, quality products and strong customer relationships. Our research indicated that Youngone was well-positioned to benefit from growing industry consolidation due to its expanded production base in lower-cost countries, which has contributed to its strong operating margins and cash flow.

It is important to recognize the effect of currency movements on the Fund's performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the fiscal year ended October 31, 2008, the U.S. dollar increased in value relative to most non-U.S. currencies. As a result, the Fund's performance was negatively affected by the portfolio's predominant investment in securities with non-U.S. currency exposure.

Some holdings performed well during the Fund's fiscal year. Vedior (sold by period-end), a leading Netherlands-based, diversified staffing company, was among the Fund's top contributors to performance. The company benefited from significant exposure to the staffing industry's more profitable specialist and permanent placement segments. The company also benefited from an

TOP 10 EQUITY HOLDINGS
10/31/08

COMPANY                                                      % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                     NET ASSETS
------------------------                                     ----------
Steiner Leisure Ltd.                                            2.7%
   DIVERSIFIED CONSUMER SERVICES, BAHAMAS
Biovail Corp.                                                   2.5%
   PHARMACEUTICALS, CANADA
Huhtamaki OYJ                                                   2.5%
   CONTAINERS & PACKAGING, FINLAND
Sinotrans Ltd., H                                               2.4%
   AIR FREIGHT & LOGISTICS, CHINA
Verwaltungs- und Privat-Bank AG                                 2.3%
   CAPITAL MARKETS, SWITZERLAND
Sohgo Security Services Co. Ltd.                                2.1%
   COMMERCIAL SERVICES & SUPPLIES, JAPAN
Nichii Gakkan Co.                                               2.0%
   HEALTH CARE PROVIDERS & SERVICES, JAPAN
Jenoptik AG                                                     2.0%
   ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS, GERMANY
Pihsiang Machinery Manufacturing Co. Ltd.                       1.8%
   HEALTH CARE EQUIPMENT & SUPPLIES, TAIWAN
Amer Sports OYJ                                                 1.8%
   LEISURE EQUIPMENT & PRODUCTS, FINLAND


                               Annual Report | 7
improved balance sheet and lower debt profile. Vedior's stock price posted strong gains as the company agreed to be to be acquired by its rival, Randstad, also based in the Netherlands.

Canada-based Open Text (sold by period-end) was another key contributor to performance during the reporting period. Some market concerns were alleviated, and the company's stock price rose as Open Text's integration of competitor Hummingbird progressed successfully. As a result of the acquisition, the company became the largest provider of enterprise content management (ECM) software. Increasingly stringent compliance rules and corporate efforts to improve productivity drove demand for the company's products. The company also benefited from better-than-expected profits and ongoing industry consolidation.

German transport technology manufacturing company Vossloh (sold by period-end) also contributed to Fund performance. The company has two primary divisions: rail infrastructure (switch and fastening systems) and motive power (diesel locomotives and electrical systems for trams and trolleys). Vossloh enjoyed high profit margins and performed well after several years of reorganization. The company also benefited from strong demand from China for its high-speed railway fasteners and increased orders in its locomotive business.


                               8 | Annual Report

Thank you for your continued participation in Templeton Foreign Smaller Companies Fund. We look forward to serving your future investment needs.

                            (PHOTO OF BRADLEY RADIN)


/s/ Bradley Radin
Bradley Radin, CFA

                           (PHOTO OF HARLAN B. HODES)


/s/ Harlan B. Hodes
Harlan B. Hodes, CPA
Portfolio Management Team
Templeton Foreign Smaller Companies Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                               Annual Report | 9

Performance Summary as of 10/31/08

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FINEX)                       CHANGE   10/31/08   10/31/07
--------------------------------             -------   --------   --------
Net Asset Value (NAV)                        -$16.78     $8.58     $25.36
DISTRIBUTIONS (11/1/07-10/31/08)
Dividend Income                    $0.2791
Short-Term Capital Gain            $0.1931
Long-Term Capital Gain             $3.5123
   TOTAL                           $3.9845

CLASS B (SYMBOL: N/A)                         CHANGE   10/31/08   10/31/07
--------------------------------             -------   --------   --------
Net Asset Value (NAV)                        -$16.36     $8.24     $24.60
DISTRIBUTIONS (11/1/07-10/31/08)
Dividend Income                    $0.1512
Short-Term Capital Gain            $0.1931
Long-Term Capital Gain             $3.5123
   TOTAL                           $3.8566

CLASS C (SYMBOL: FCFSX)                       CHANGE   10/31/08   10/31/07
--------------------------------             -------   --------   --------
Net Asset Value (NAV)                        -$16.40     $8.26     $24.66
DISTRIBUTIONS (11/1/07-10/31/08)
Dividend Income                    $0.1595
Short-Term Capital Gain            $0.1931
Long-Term Capital Gain             $3.5123
   TOTAL                           $3.8649

ADVISOR CLASS (SYMBOL: FTFAX)                 CHANGE   10/31/08   10/31/07
--------------------------------             -------   --------   --------
Net Asset Value (NAV)                        -$16.81     $8.62     $25.43
DISTRIBUTIONS (11/1/07-10/31/08)
Dividend Income                    $0.3217
Short-Term Capital Gain            $0.1931
Long-Term Capital Gain             $3.5123
   TOTAL                           $4.0271


                               10 | Annual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                         1-YEAR   5-YEAR       10-YEAR
-------------------------------------          -------   ------   ------------------
Cumulative Total Return(1)                      -55.75%   -5.16%        +45.14%
Average Annual Total Return(2)                  -58.29%   -2.22%         +3.18%
Value of $10,000 Investment(3)                 $ 4,171   $8,938        $13,682
Avg. Ann. Total Return (9/30/08)(4)             -40.79%   +5.88%         +7.14%
   Total Annual Operating Expenses(5)   1.40%

CLASS B                                         1-YEAR   5-YEAR   INCEPTION (1/1/99)
-------------------------------------          -------   ------   ------------------
Cumulative Total Return(1)                      -56.07%   -8.64%        +33.04%
Average Annual Total Return(2)                  -57.41%   -2.00%         +2.95%
Value of $10,000 Investment(3)                 $ 4,259   $9,037        $13,304
Avg. Ann. Total Return (9/30/08)(4)             -39.79%   +6.10%         +6.56%
   Total Annual Operating Expenses(5)   2.15%

CLASS C                                         1-YEAR   5-YEAR       10-YEAR
-------------------------------------          -------   ------   ------------------
Cumulative Total Return(1)                      -56.07%   -8.64%        +34.25%
Average Annual Total Return(2)                  -56.41%   -1.79%         +2.99%
Value of $10,000 Investment(3)                 $ 4,359   $9,136        $13,425
Avg. Ann. Total Return (9/30/08)(4)             -38.16%   +6.36%         +6.94%
   Total Annual Operating Expenses(5)   2.14%

ADVISOR CLASS                                   1-YEAR   5-YEAR       10-YEAR
-------------------------------------          -------   ------   ------------------
Cumulative Total Return(1)                      -55.61%   -3.91%        +48.88%
Average Annual Total Return(2)                  -55.61%   -0.79%         +4.06%
Value of $10,000 Investment(3)                 $ 4,439   $9,609        $14,888
Avg. Ann. Total Return (9/30/08)(4)             -36.94%   +7.44%         +8.04%
   Total Annual Operating Expenses(5)   1.15%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236.


                               Annual Report | 11

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A   10/31/08
-------   --------
1-Year     -58.29%
5-Year      -2.22%
10-Year     +3.18%

CLASS A (11/1/98-10/31/08)

                               (PERFORMANCE GRAPH)

                TEMPLETON FOREIGN SMALLER                     S&P/CITIGROUP GLOBAL EQUITY EX-U.S.
     DATE        COMPANIES FUND - CLASS A   MSCI EAFE INDEX        LESS THAN $2 BILLION INDEX
-------------   -------------------------   ---------------   -----------------------------------
11/1/1998                $ 9,427                $10,000                     $10,000
11/30/1998               $ 9,740                $10,515                     $10,365
12/31/1998               $ 9,660                $10,932                     $10,492
1/31/1999                $ 9,435                $10,885                     $10,378
2/28/1999                $ 9,373                $10,619                     $10,212
3/31/1999                $ 9,893                $11,084                     $10,956
4/30/1999                $10,856                $11,540                     $11,923
5/31/1999                $10,700                $10,970                     $11,678
6/30/1999                $11,265                $11,410                     $12,417
7/31/1999                $11,530                $11,746                     $12,709
8/31/1999                $11,647                $11,794                     $12,931
9/30/1999                $11,312                $11,915                     $12,793
10/31/1999               $11,257                $12,352                     $12,711
11/30/1999               $11,398                $12,777                     $13,015
12/31/1999               $12,101                $13,917                     $13,714
1/31/2000                $11,943                $13,023                     $13,735
2/29/2000                $11,959                $13,371                     $14,083
3/31/2000                $12,614                $13,907                     $14,148
4/30/2000                $12,220                $13,186                     $13,122
5/31/2000                $12,204                $12,887                     $12,892
6/30/2000                $12,840                $13,400                     $13,684
7/31/2000                $12,745                $12,834                     $13,145
8/31/2000                $12,848                $12,951                     $13,538
9/30/2000                $12,125                $12,322                     $12,840
10/31/2000               $11,450                $12,024                     $11,903
11/30/2000               $11,260                $11,568                     $11,482
12/31/2000               $11,708                $11,974                     $11,764
1/31/2001                $12,281                $11,968                     $12,151
2/28/2001                $11,855                $11,072                     $11,831
3/31/2001                $10,864                $10,339                     $11,011
4/30/2001                $11,446                $11,064                     $11,629
5/31/2001                $11,986                $10,682                     $11,734
6/30/2001                $11,614                $10,249                     $11,404
7/31/2001                $11,383                $10,064                     $10,941
8/31/2001                $11,061                $ 9,811                     $10,956
9/30/2001                $ 9,601                $ 8,819                     $ 9,587
10/31/2001               $ 9,816                $ 9,045                     $ 9,937
11/30/2001               $10,443                $ 9,379                     $10,417
12/31/2001               $10,919                $ 9,435                     $10,616
1/31/2002                $11,045                $ 8,934                     $10,566
2/28/2002                $11,271                $ 8,997                     $10,714
3/31/2002                $12,042                $ 9,489                     $11,341
4/30/2002                $12,428                $ 9,557                     $11,612
5/31/2002                $12,780                $ 9,687                     $11,923
6/30/2002                $12,119                $ 9,305                     $11,406
7/31/2002                $11,153                $ 8,387                     $10,641
8/31/2002                $10,868                $ 8,370                     $10,564
9/30/2002                $ 9,952                $ 7,473                     $ 9,649
10/31/2002               $10,305                $ 7,875                     $ 9,728
11/30/2002               $10,624                $ 8,234                     $10,083
12/31/2002               $10,529                $ 7,958                     $10,037
1/31/2003                $10,208                $ 7,626                     $10,046
2/28/2003                $ 9,870                $ 7,452                     $ 9,938
3/31/2003                $ 9,709                $ 7,311                     $ 9,815
4/30/2003                $10,648                $ 8,036                     $10,530
5/31/2003                $11,511                $ 8,530                     $11,434
6/30/2003                $11,924                $ 8,741                     $12,018
7/31/2003                $12,518                $ 8,954                     $12,475
8/31/2003                $13,188                $ 9,172                     $13,254
9/30/2003                $13,536                $ 9,457                     $13,923
10/31/2003               $14,426                $10,047                     $14,945
11/30/2003               $14,698                $10,271                     $15,015
12/31/2003               $15,442                $11,074                     $15,979
1/31/2004                $15,972                $11,232                     $16,603
2/29/2004                $16,484                $11,493                     $17,206
3/31/2004                $16,407                $11,562                     $17,873
4/30/2004                $15,843                $11,310                     $17,135
5/31/2004                $15,775                $11,359                     $16,888
6/30/2004                $16,211                $11,613                     $17,514
7/31/2004                $15,807                $11,237                     $16,925
8/31/2004                $15,807                $11,290                     $17,157
9/30/2004                $16,271                $11,586                     $17,808
10/31/2004               $16,648                $11,982                     $18,347
11/30/2004               $17,807                $12,804                     $19,787
12/31/2004               $18,502                $13,366                     $20,769
1/31/2005                $18,423                $13,122                     $21,010
2/28/2005                $19,151                $13,692                     $21,992
3/31/2005                $18,747                $13,353                     $21,452
4/30/2005                $18,037                $13,055                     $20,857
5/31/2005                $18,274                $13,075                     $20,947
6/30/2005                $18,772                $13,253                     $21,522
7/31/2005                $19,512                $13,660                     $22,462
8/31/2005                $19,512                $14,009                     $22,995
9/30/2005                $20,155                $14,636                     $24,112
10/31/2005               $19,146                $14,210                     $23,268
11/30/2005               $19,801                $14,561                     $24,265
12/31/2005               $20,578                $15,240                     $26,010
1/31/2006                $21,732                $16,176                     $27,853
2/28/2006                $21,995                $16,143                     $27,606
3/31/2006                $22,693                $16,683                     $28,658
4/30/2006                $23,736                $17,492                     $30,211
5/31/2006                $22,592                $16,834                     $28,516
6/30/2006                $22,051                $16,840                     $27,712
7/31/2006                $21,950                $17,009                     $27,408
8/31/2006                $22,406                $17,481                     $28,263
9/30/2006                $22,781                $17,512                     $28,354
10/31/2006               $23,511                $18,194                     $29,553
11/30/2006               $24,402                $18,743                     $30,974
12/31/2006               $25,488                $19,333                     $32,022
1/31/2007                $25,854                $19,465                     $32,554
2/28/2007                $26,073                $19,625                     $33,332
3/31/2007                $27,192                $20,134                     $34,478
4/30/2007                $28,288                $21,047                     $36,082
5/31/2007                $29,335                $21,444                     $37,218
6/30/2007                $30,234                $21,477                     $37,643
7/31/2007                $30,965                $21,163                     $38,409
8/31/2007                $29,880                $20,838                     $36,587
9/30/2007                $30,416                $21,956                     $38,400
10/31/2007               $30,916                $22,822                     $40,616
11/30/2007               $27,600                $22,077                     $37,385
12/31/2007               $27,553                $21,581                     $36,773
1/31/2008                $24,091                $19,590                     $32,958
2/29/2008                $25,012                $19,877                     $34,765
3/31/2008                $24,984                $19,677                     $33,853
4/30/2008                $26,171                $20,770                     $34,810
5/31/2008                $26,157                $21,012                     $35,321
6/30/2008                $24,035                $19,298                     $32,334
7/31/2008                $22,877                $18,680                     $30,974
8/31/2008                $22,472                $17,928                     $29,316
9/30/2008                $19,108                $15,342                     $24,315
10/31/2008               $13,682                $12,247                     $18,175
Total Returns              36.82%                 22.47%                      81.75%

AVERAGE ANNUAL TOTAL RETURN

CLASS B                    10/31/08
------------------------   --------
1-Year                      -57.41%
5-Year                       -2.00%
Since Inception (1/1/99)     +2.95%

CLASS B (1/1/99-10/31/08)

                               (PERFORMANCE GRAPH)

                TEMPLETON FOREIGN SMALLER                     S&P/CITIGROUP GLOBAL EQUITY EX-U.S.
     DATE        COMPANIES FUND - CLASS B   MSCI EAFE INDEX        LESS THAN $2 BILLION INDEX
-------------   -------------------------   ---------------   -----------------------------------
1/1/1999                 $10,000                $10,000                     $10,000
1/31/1999                $ 9,767                $ 9,957                     $ 9,891
2/28/1999                $ 9,703                $ 9,714                     $ 9,733
3/31/1999                $10,233                $10,139                     $10,442
4/30/1999                $11,198                $10,556                     $11,364
5/31/1999                $11,037                $10,034                     $11,130
6/30/1999                $11,613                $10,437                     $11,834
7/31/1999                $11,880                $10,744                     $12,113
8/31/1999                $12,001                $10,789                     $12,324
9/30/1999                $11,646                $10,899                     $12,193
10/31/1999               $11,581                $11,299                     $12,115
11/30/1999               $11,718                $11,687                     $12,404
12/31/1999               $12,426                $12,730                     $13,071
1/31/2000                $12,263                $11,913                     $13,091
2/29/2000                $12,271                $12,231                     $13,423
3/31/2000                $12,932                $12,722                     $13,485
4/30/2000                $12,516                $12,062                     $12,507
5/31/2000                $12,492                $11,788                     $12,288
6/30/2000                $13,136                $12,257                     $13,042
7/31/2000                $13,029                $11,740                     $12,528
8/31/2000                $13,127                $11,847                     $12,903
9/30/2000                $12,383                $11,271                     $12,237
10/31/2000               $11,687                $10,999                     $11,345
11/30/2000               $11,482                $10,582                     $10,944
12/31/2000               $11,934                $10,953                     $11,212
1/31/2001                $12,514                $10,948                     $11,581
2/28/2001                $12,069                $10,128                     $11,276
3/31/2001                $11,060                $ 9,457                     $10,495
4/30/2001                $11,640                $10,121                     $11,083
5/31/2001                $12,178                $ 9,771                     $11,184
6/30/2001                $11,789                $ 9,375                     $10,869
7/31/2001                $11,552                $ 9,206                     $10,428
8/31/2001                $11,206                $ 8,974                     $10,442
9/30/2001                $ 9,720                $ 8,067                     $ 9,138
10/31/2001               $ 9,939                $ 8,274                     $ 9,471
11/30/2001               $10,556                $ 8,579                     $ 9,929
12/31/2001               $11,025                $ 8,630                     $10,118
1/31/2002                $11,153                $ 8,172                     $10,071
2/28/2002                $11,375                $ 8,230                     $10,212
3/31/2002                $12,143                $ 8,679                     $10,809
4/30/2002                $12,519                $ 8,742                     $11,067
5/31/2002                $12,877                $ 8,861                     $11,364
6/30/2002                $12,199                $ 8,512                     $10,871
7/31/2002                $11,225                $ 7,672                     $10,142
8/31/2002                $10,926                $ 7,656                     $10,068
9/30/2002                $ 9,995                $ 6,836                     $ 9,196
10/31/2002               $10,345                $ 7,204                     $ 9,272
11/30/2002               $10,662                $ 7,532                     $ 9,610
12/31/2002               $10,552                $ 7,279                     $ 9,566
1/31/2003                $10,227                $ 6,976                     $ 9,574
2/28/2003                $ 9,884                $ 6,816                     $ 9,472
3/31/2003                $ 9,712                $ 6,687                     $ 9,355
4/30/2003                $10,638                $ 7,351                     $10,036
5/31/2003                $11,495                $ 7,803                     $10,897
6/30/2003                $11,904                $ 7,996                     $11,454
7/31/2003                $12,487                $ 8,191                     $11,890
8/31/2003                $13,147                $ 8,390                     $12,632
9/30/2003                $13,482                $ 8,650                     $13,270
10/31/2003               $14,365                $ 9,190                     $14,244
11/30/2003               $14,622                $ 9,396                     $14,310
12/31/2003               $15,354                $10,130                     $15,230
1/31/2004                $15,870                $10,274                     $15,824
2/29/2004                $16,370                $10,513                     $16,399
3/31/2004                $16,284                $10,576                     $17,035
4/30/2004                $15,724                $10,346                     $16,331
5/31/2004                $15,638                $10,391                     $16,096
6/30/2004                $16,065                $10,623                     $16,693
7/31/2004                $15,651                $10,279                     $16,131
8/31/2004                $15,642                $10,327                     $16,352
9/30/2004                $16,091                $10,598                     $16,973
10/31/2004               $16,453                $10,961                     $17,486
11/30/2004               $17,592                $11,712                     $18,859
12/31/2004               $18,260                $12,227                     $19,795
1/31/2005                $18,172                $12,003                     $20,024
2/28/2005                $18,884                $12,525                     $20,960
3/31/2005                $18,471                $12,215                     $20,446
4/30/2005                $17,758                $11,941                     $19,878
5/31/2005                $17,978                $11,960                     $19,964
6/30/2005                $18,463                $12,123                     $20,513
7/31/2005                $19,176                $12,496                     $21,409
8/31/2005                $19,167                $12,815                     $21,917
9/30/2005                $19,783                $13,388                     $22,981
10/31/2005               $18,774                $12,998                     $22,177
11/30/2005               $19,410                $13,320                     $23,127
12/31/2005               $20,161                $13,940                     $24,790
1/31/2006                $21,284                $14,797                     $26,547
2/28/2006                $21,526                $14,767                     $26,311
3/31/2006                $22,184                $15,261                     $27,313
4/30/2006                $23,195                $16,001                     $28,794
5/31/2006                $22,073                $15,399                     $27,178
6/30/2006                $21,526                $15,404                     $26,412
7/31/2006                $21,415                $15,559                     $26,123
8/31/2006                $21,840                $15,991                     $26,938
9/30/2006                $22,194                $16,019                     $27,024
10/31/2006               $22,892                $16,643                     $28,167
11/30/2006               $23,752                $17,145                     $29,521
12/31/2006               $24,784                $17,684                     $30,520
1/31/2007                $25,138                $17,805                     $31,027
2/28/2007                $25,352                $17,952                     $31,768
3/31/2007                $26,440                $18,418                     $32,861
4/30/2007                $27,505                $19,252                     $34,390
5/31/2007                $28,523                $19,616                     $35,472
6/30/2007                $29,396                $19,646                     $35,877
7/31/2007                $30,107                $19,359                     $36,607
8/31/2007                $29,053                $19,061                     $34,871
9/30/2007                $29,576                $20,084                     $36,599
10/31/2007               $30,061                $20,876                     $38,711
11/30/2007               $26,836                $20,195                     $35,632
12/31/2007               $26,790                $19,741                     $35,049
1/31/2008                $23,425                $17,920                     $31,412
2/29/2008                $24,320                $18,182                     $33,134
3/31/2008                $24,293                $17,999                     $32,266
4/30/2008                $25,447                $18,999                     $33,177
5/31/2008                $25,435                $19,220                     $33,664
6/30/2008                $23,372                $17,652                     $30,817
7/31/2008                $22,245                $17,087                     $29,521
8/31/2008                $21,852                $16,399                     $27,941
9/30/2008                $18,580                $14,034                     $23,175
10/31/2008               $13,304                $11,203                     $17,322
Total Returns              33.04%                 12.03%                      73.22%


                               12 | Annual Report

AVERAGE ANNUAL TOTAL RETURN

CLASS C   10/31/08
-------   --------
1-Year     -56.41%
5-Year      -1.79%
10-Year     +2.99%

CLASS C (11/1/98-10/31/08)

                               (PERFORMANCE GRAPH)

                TEMPLETON FOREIGN SMALLER                     S&P/CITIGROUP GLOBAL EQUITY EX-U.S.
    DATE         COMPANIES FUND - CLASS C   MSCI EAFE INDEX       LESS THAN $2 BILLION INDEX
-------------   -------------------------   ---------------   -----------------------------------
11/1/1998                $10,000                $10,000                     $10,000
11/30/1998               $10,325                $10,515                     $10,365
12/31/1998               $10,243                $10,932                     $10,492
1/31/1999                $ 9,996                $10,885                     $10,378
2/28/1999                $ 9,922                $10,619                     $10,212
3/31/1999                $10,457                $11,084                     $10,956
4/30/1999                $11,469                $11,540                     $11,923
5/31/1999                $11,296                $10,970                     $11,678
6/30/1999                $11,888                $11,410                     $12,417
7/31/1999                $12,160                $11,746                     $12,709
8/31/1999                $12,284                $11,794                     $12,931
9/30/1999                $11,921                $11,915                     $12,793
10/31/1999               $11,846                $12,352                     $12,711
11/30/1999               $11,995                $12,777                     $13,015
12/31/1999               $12,726                $13,917                     $13,714
1/31/2000                $12,552                $13,023                     $13,735
2/29/2000                $12,560                $13,371                     $14,083
3/31/2000                $13,241                $13,907                     $14,148
4/30/2000                $12,809                $13,186                     $13,122
5/31/2000                $12,784                $12,887                     $12,892
6/30/2000                $13,443                $13,400                     $13,684
7/31/2000                $13,335                $12,834                     $13,145
8/31/2000                $13,435                $12,951                     $13,538
9/30/2000                $12,675                $12,322                     $12,840
10/31/2000               $11,958                $12,024                     $11,903
11/30/2000               $11,741                $11,568                     $11,482
12/31/2000               $12,194                $11,974                     $11,764
1/31/2001                $12,785                $11,968                     $12,151
2/28/2001                $12,340                $11,072                     $11,831
3/31/2001                $11,304                $10,339                     $11,011
4/30/2001                $11,894                $11,064                     $11,629
5/31/2001                $12,451                $10,682                     $11,734
6/30/2001                $12,052                $10,249                     $11,404
7/31/2001                $11,811                $10,064                     $10,941
8/31/2001                $11,467                $ 9,811                     $10,956
9/30/2001                $ 9,953                $ 8,819                     $ 9,587
10/31/2001               $10,168                $ 9,045                     $ 9,937
11/30/2001               $10,804                $ 9,379                     $10,417
12/31/2001               $11,287                $ 9,435                     $10,616
1/31/2002                $11,418                $ 8,934                     $10,566
2/28/2002                $11,644                $ 8,997                     $10,714
3/31/2002                $12,436                $ 9,489                     $11,341
4/30/2002                $12,828                $ 9,557                     $11,612
5/31/2002                $13,185                $ 9,687                     $11,923
6/30/2002                $12,493                $ 9,305                     $11,406
7/31/2002                $11,492                $ 8,387                     $10,641
8/31/2002                $11,187                $ 8,370                     $10,564
9/30/2002                $10,246                $ 7,473                     $ 9,649
10/31/2002               $10,603                $ 7,875                     $ 9,728
11/30/2002               $10,925                $ 8,234                     $10,083
12/31/2002               $10,811                $ 7,958                     $10,037
1/31/2003                $10,479                $ 7,626                     $10,046
2/28/2003                $10,129                $ 7,452                     $ 9,938
3/31/2003                $ 9,954                $ 7,311                     $ 9,815
4/30/2003                $10,881                $ 8,036                     $10,530
5/31/2003                $11,765                $ 8,530                     $11,434
6/30/2003                $12,183                $ 8,741                     $12,018
7/31/2003                $12,778                $ 8,954                     $12,475
8/31/2003                $13,452                $ 9,172                     $13,254
9/30/2003                $13,794                $ 9,457                     $13,923
10/31/2003               $14,695                $10,047                     $14,945
11/30/2003               $14,958                $10,271                     $15,015
12/31/2003               $15,709                $11,074                     $15,979
1/31/2004                $16,236                $11,232                     $16,603
2/29/2004                $16,745                $11,493                     $17,206
3/31/2004                $16,666                $11,562                     $17,873
4/30/2004                $16,087                $11,310                     $17,135
5/31/2004                $15,999                $11,359                     $16,888
6/30/2004                $16,436                $11,613                     $17,514
7/31/2004                $16,013                $11,237                     $16,925
8/31/2004                $16,004                $11,290                     $17,157
9/30/2004                $16,462                $11,586                     $17,808
10/31/2004               $16,832                $11,982                     $18,347
11/30/2004               $17,994                $12,804                     $19,787
12/31/2004               $18,683                $13,366                     $20,769
1/31/2005                $18,593                $13,122                     $21,010
2/28/2005                $19,320                $13,692                     $21,992
3/31/2005                $18,898                $13,353                     $21,452
4/30/2005                $18,171                $13,055                     $20,857
5/31/2005                $18,395                $13,075                     $20,947
6/30/2005                $18,890                $13,253                     $21,522
7/31/2005                $19,617                $13,660                     $22,462
8/31/2005                $19,608                $14,009                     $22,995
9/30/2005                $20,237                $14,636                     $24,112
10/31/2005               $19,208                $14,210                     $23,268
11/30/2005               $19,857                $14,561                     $24,265
12/31/2005               $20,618                $15,240                     $26,010
1/31/2006                $21,775                $16,176                     $27,853
2/28/2006                $22,012                $16,143                     $27,606
3/31/2006                $22,694                $16,683                     $28,658
4/30/2006                $23,726                $17,492                     $30,211
5/31/2006                $22,580                $16,834                     $28,516
6/30/2006                $22,022                $16,840                     $27,712
7/31/2006                $21,909                $17,009                     $27,408
8/31/2006                $22,343                $17,481                     $28,263
9/30/2006                $22,704                $17,512                     $28,354
10/31/2006               $23,416                $18,194                     $29,553
11/30/2006               $24,294                $18,743                     $30,974
12/31/2006               $25,345                $19,333                     $32,022
1/31/2007                $25,692                $19,465                     $32,554
2/28/2007                $25,903                $19,625                     $33,332
3/31/2007                $26,994                $20,134                     $34,478
4/30/2007                $28,072                $21,047                     $36,082
5/31/2007                $29,088                $21,444                     $37,218
6/30/2007                $29,968                $21,477                     $37,643
7/31/2007                $30,675                $21,163                     $38,409
8/31/2007                $29,572                $20,838                     $36,587
9/30/2007                $30,092                $21,956                     $38,400
10/31/2007               $30,563                $22,822                     $40,616
11/30/2007               $27,279                $22,077                     $37,385
12/31/2007               $27,198                $21,581                     $36,773
1/31/2008                $23,786                $19,590                     $32,958
2/29/2008                $24,678                $19,877                     $34,765
3/31/2008                $24,621                $19,677                     $33,853
4/30/2008                $25,782                $20,770                     $34,810
5/31/2008                $25,754                $21,012                     $35,321
6/30/2008                $23,659                $19,298                     $32,334
7/31/2008                $22,498                $18,680                     $30,974
8/31/2008                $22,073                $17,928                     $29,316
9/30/2008                $18,774                $15,342                     $24,315
10/31/2008               $13,425                $12,247                     $18,175
Total Returns              34.25%                 22.47%                      81.75%

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS   10/31/08
-------------   --------
1-Year           -55.61%
5-Year            -0.79%
10-Year           +4.06%

ADVISOR CLASS (11/1/98-10/31/08)

                               (PERFORMANCE GRAPH)

                   TEMPLETON FOREIGN SMALLER     MSCI EAFE   S&P/CITIGROUP GLOBAL EQUITY EX-U.S.
     DATE       COMPANIES FUND - ADVISOR CLASS     INDEX         LESS THAN $2 BILLION INDEX
-------------   ------------------------------   ---------   -----------------------------------
11/1/1998                    $10,000              $10,000                  $10,000
11/30/1998                   $10,340              $10,515                  $10,365
12/31/1998                   $10,254              $10,932                  $10,492
1/31/1999                    $10,023              $10,885                  $10,378
2/28/1999                    $ 9,957              $10,619                  $10,212
3/31/1999                    $10,510              $11,084                  $10,956
4/30/1999                    $11,532              $11,540                  $11,923
5/31/1999                    $11,367              $10,970                  $11,678
6/30/1999                    $11,971              $11,410                  $12,417
7/31/1999                    $12,261              $11,746                  $12,709
8/31/1999                    $12,385              $11,794                  $12,931
9/30/1999                    $12,029              $11,915                  $12,793
10/31/1999                   $11,971              $12,352                  $12,711
11/30/1999                   $12,129              $12,777                  $13,015
12/31/1999                   $12,871              $13,917                  $13,714
1/31/2000                    $12,711              $13,023                  $13,735
2/29/2000                    $12,728              $13,371                  $14,083
3/31/2000                    $13,433              $13,907                  $14,148
4/30/2000                    $13,014              $13,186                  $13,122
5/31/2000                    $12,997              $12,887                  $12,892
6/30/2000                    $13,673              $13,400                  $13,684
7/31/2000                    $13,572              $12,834                  $13,145
8/31/2000                    $13,690              $12,951                  $13,538
9/30/2000                    $12,921              $12,322                  $12,840
10/31/2000                   $12,211              $12,024                  $11,903
11/30/2000                   $12,000              $11,568                  $11,482
12/31/2000                   $12,480              $11,974                  $11,764
1/31/2001                    $13,091              $11,968                  $12,151
2/28/2001                    $12,637              $11,072                  $11,831
3/31/2001                    $11,589              $10,339                  $11,011
4/30/2001                    $12,209              $11,064                  $11,629
5/31/2001                    $12,785              $10,682                  $11,734
6/30/2001                    $12,388              $10,249                  $11,404
7/31/2001                    $12,151              $10,064                  $10,941
8/31/2001                    $11,808              $ 9,811                  $10,956
9/30/2001                    $10,250              $ 8,819                  $ 9,587
10/31/2001                   $10,488              $ 9,045                  $ 9,937
11/30/2001                   $11,148              $ 9,379                  $10,417
12/31/2001                   $11,657              $ 9,435                  $10,616
1/31/2002                    $11,800              $ 8,934                  $10,566
2/28/2002                    $12,051              $ 8,997                  $10,714
3/31/2002                    $12,875              $ 9,489                  $11,341
4/30/2002                    $13,286              $ 9,557                  $11,612
5/31/2002                    $13,671              $ 9,687                  $11,923
6/30/2002                    $12,968              $ 9,305                  $11,406
7/31/2002                    $11,935              $ 8,387                  $10,641
8/31/2002                    $11,630              $ 8,370                  $10,564
9/30/2002                    $10,660              $ 7,473                  $ 9,649
10/31/2002                   $11,037              $ 7,875                  $ 9,728
11/30/2002                   $11,379              $ 8,234                  $10,083
12/31/2002                   $11,270              $ 7,958                  $10,037
1/31/2003                    $10,935              $ 7,626                  $10,046
2/28/2003                    $10,582              $ 7,452                  $ 9,938
3/31/2003                    $10,410              $ 7,311                  $ 9,815
4/30/2003                    $11,415              $ 8,036                  $10,530
5/31/2003                    $12,349              $ 8,530                  $11,434
6/30/2003                    $12,795              $ 8,741                  $12,018
7/31/2003                    $13,431              $ 8,954                  $12,475
8/31/2003                    $14,149              $ 9,172                  $13,254
9/30/2003                    $14,530              $ 9,457                  $13,923
10/31/2003                   $15,494              $10,047                  $14,945
11/30/2003                   $15,784              $10,271                  $15,015
12/31/2003                   $16,586              $11,074                  $15,979
1/31/2004                    $17,154              $11,232                  $16,603
2/29/2004                    $17,713              $11,493                  $17,206
3/31/2004                    $17,630              $11,562                  $17,873
4/30/2004                    $17,044              $11,310                  $17,135
5/31/2004                    $16,971              $11,359                  $16,888
6/30/2004                    $17,452              $11,613                  $17,514
7/31/2004                    $17,019              $11,237                  $16,925
8/31/2004                    $17,019              $11,290                  $17,157
9/30/2004                    $17,517              $11,586                  $17,808
10/31/2004                   $17,931              $11,982                  $18,347
11/30/2004                   $19,185              $12,804                  $19,787
12/31/2004                   $19,934              $13,366                  $20,769
1/31/2005                    $19,849              $13,122                  $21,010
2/28/2005                    $20,641              $13,692                  $21,992
3/31/2005                    $20,207              $13,353                  $21,452
4/30/2005                    $19,453              $13,055                  $20,857
5/31/2005                    $19,707              $13,075                  $20,947
6/30/2005                    $20,247              $13,253                  $21,522
7/31/2005                    $21,053              $13,660                  $22,462
8/31/2005                    $21,062              $14,009                  $22,995
9/30/2005                    $21,754              $14,636                  $24,112
10/31/2005                   $20,668              $14,210                  $23,268
11/30/2005                   $21,383              $14,561                  $24,265
12/31/2005                   $22,224              $15,240                  $26,010
1/31/2006                    $23,479              $16,176                  $27,853
2/28/2006                    $23,763              $16,143                  $27,606
3/31/2006                    $24,527              $16,683                  $28,658
4/30/2006                    $25,662              $17,492                  $30,211
5/31/2006                    $24,429              $16,834                  $28,516
6/30/2006                    $23,853              $16,840                  $27,712
7/31/2006                    $23,743              $17,009                  $27,408
8/31/2006                    $24,236              $17,481                  $28,263
9/30/2006                    $24,651              $17,512                  $28,354
10/31/2006                   $25,450              $18,194                  $29,553
11/30/2006                   $26,424              $18,743                  $30,974
12/31/2006                   $27,594              $19,333                  $32,022
1/31/2007                    $27,989              $19,465                  $32,554
2/28/2007                    $28,239              $19,625                  $33,332
3/31/2007                    $29,463              $20,134                  $34,478
4/30/2007                    $30,647              $21,047                  $36,082
5/31/2007                    $31,792              $21,444                  $37,218
6/30/2007                    $32,773              $21,477                  $37,643
7/31/2007                    $33,578              $21,163                  $38,409
8/31/2007                    $32,404              $20,838                  $36,587
9/30/2007                    $32,984              $21,956                  $38,400
10/31/2007                   $33,538              $22,822                  $40,616
11/30/2007                   $29,951              $22,077                  $37,385
12/31/2007                   $29,905              $21,581                  $36,773
1/31/2008                    $26,153              $19,590                  $32,958
2/29/2008                    $27,167              $19,877                  $34,765
3/31/2008                    $27,136              $19,677                  $33,853
4/30/2008                    $28,422              $20,770                  $34,810
5/31/2008                    $28,422              $21,012                  $35,321
6/30/2008                    $26,138              $19,298                  $32,334
7/31/2008                    $24,868              $18,680                  $30,974
8/31/2008                    $24,429              $17,928                  $29,316
9/30/2008                    $20,799              $15,342                  $24,315
10/31/2008                   $14,888              $12,247                  $18,175
Total Returns                  48.88%               22.47%                   81.75%

                               Annual Report | 13

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY FLUCTUATIONS, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS. INVESTMENTS IN EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THESE MARKETS' SMALLER SIZE AND LESSER LIQUIDITY. IN ADDITION, SMALLER-COMPANY STOCKS HAVE HISTORICALLY EXHIBITED GREATER PRICE VOLATILITY THAN LARGE-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed.
                 These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:   Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(4.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report.

(6.) Source: (C) 2008 Morningstar. The S&P/Citigroup Global Equity ex-U.S. less than $2 Billion Index is a free float-adjusted, market capitalization-weighted index designed to measure the performance of global developed market equity securities excluding the U.S., with market capitalizations less than $2 billion. The MSCI EAFE Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada.


                               14 | Annual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 15

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                              VALUE 5/1/08     VALUE 10/31/08   PERIOD* 5/1/08-10/31/08
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $  522.80              $ 5.93
Hypothetical (5% return before expenses)         $1,000           $1,017.34              $ 7.86
CLASS B
Actual                                           $1,000           $  520.70              $ 8.83
Hypothetical (5% return before expenses)         $1,000           $1,013.52              $11.69
CLASS C
Actual                                           $1,000           $  520.70              $ 8.83
Hypothetical (5% return before expenses)         $1,000           $1,013.52              $11.69
ADVISOR CLASS
Actual                                           $1,000           $  523.80              $ 5.02
Hypothetical (5% return before expenses)         $1,000           $1,018.55              $ 6.65

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.55%; B: 2.31%; C: 2.31%; and Advisor:
     1.31%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.


                               16 | Annual Report

Franklin Templeton International Trust

FINANCIAL HIGHLIGHTS

TEMPLETON FOREIGN SMALLER COMPANIES FUND

                                                                       YEAR ENDED OCTOBER 31,
                                                     ---------------------------------------------------------
CLASS A                                                2008         2007       2006       2005          2004
-------                                              -------      --------   --------   --------      --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............   $ 25.36      $  23.20   $  19.60   $  19.40      $  17.01
                                                     -------      --------   --------   --------      --------
Income from investment operations(a):
   Net investment income(b) ......................      0.32          0.27       0.27       0.27          0.20
   Net realized and unrealized gains (losses) ....    (13.11)         6.07       4.07       2.61          2.40
                                                     -------      --------   --------   --------      --------
Total from investment operations .................    (12.79)         6.34       4.34       2.88          2.60
                                                     -------      --------   --------   --------      --------
Less distributions from:
   Net investment income .........................     (0.28)        (0.46)     (0.51)     (0.24)        (0.21)
   Net realized gains ............................     (3.71)        (3.72)     (0.23)     (2.44)           --
                                                     -------      --------   --------   --------      --------
Total distributions ..............................     (3.99)        (4.18)     (0.74)     (2.68)        (0.21)
                                                     -------      --------   --------   --------      --------
Redemption fees(c, d) ............................        --            --         --         --            --
                                                     -------      --------   --------   --------      --------
Net asset value, end of year .....................   $  8.58      $  25.36   $  23.20   $  19.60      $  19.40
                                                     =======      ========   ========   ========      ========
Total return(e) ..................................    (55.75)%       31.50%     22.80%     15.00%        15.40%
RATIOS TO AVERAGE NET ASSETS
Expenses(f) ......................................      1.53%         1.40%      1.50%      1.57%         1.63%
Net investment income ............................      1.78%         1.15%      1.24%      1.27%         1.06%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................   $99,546      $503,289   $356,785   $288,564      $474,742
Portfolio turnover rate ..........................     12.68%(g)     27.72%     33.92%     36.91%(g)     14.22%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g) Excludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 8.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 17

Franklin Templeton International Trust

TEMPLETON FOREIGN SMALLER COMPANIES FUND

                                                                    YEAR ENDED OCTOBER 31,
                                                     ---------------------------------------------------
CLASS B                                                2008        2007     2006      2005         2004
-------                                              -------      ------   ------   --------      ------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............   $ 24.60      $22.63   $19.21   $  19.07      $16.75
                                                     -------      ------   ------   --------      ------
Income from investment operations(a):
   Net investment income(b) ......................      0.18        0.08     0.09       0.12        0.08
   Net realized and unrealized gains (losses) ....    (12.68)       5.91     4.00       2.56        2.35
                                                     -------      ------   ------   --------      ------
Total from investment operations .................    (12.50)       5.99     4.09       2.68        2.43
                                                     -------      ------   ------   --------      ------
Less distributions from:
   Net investment income .........................     (0.15)      (0.30)   (0.44)     (0.10)      (0.11)
   Net realized gains ............................     (3.71)      (3.72)   (0.23)     (2.44)         --
                                                     -------      ------   ------   --------      ------
Total distributions ..............................     (3.86)      (4.02)   (0.67)     (2.54)      (0.11)
                                                     -------      ------   ------   --------      ------
Redemption fees(c, d) ............................        --          --       --         --          --
                                                     -------      ------   ------   --------      ------
Net asset value, end of year .....................   $  8.24      $24.60   $22.63   $  19.21      $19.07
                                                     =======      ======   ======   ========      ======
Total return(e) ..................................    (56.07)%     30.49%   21.93%     14.10%      14.54%
RATIOS TO AVERAGE NET ASSETS
Expenses(f) ......................................      2.28%       2.15%    2.24%      2.32%       2.38%
Net investment income ............................      1.03%       0.40%    0.50%      0.52%       0.31%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................   $ 2,479      $8,505   $7,758   $  7,576      $6,539
Portfolio turnover rate ..........................     12.68%(g)   27.72%   33.92%     36.91%(g)   14.22%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g) Excludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 8.

   The accompanying notes are an integral part of these financial statements.


                               18 | Annual Report

Franklin Templeton International Trust

TEMPLETON FOREIGN SMALLER COMPANIES FUND

                                                                    YEAR ENDED OCTOBER 31,
                                                     ---------------------------------------------------
CLASS C                                                2008         2007      2006      2005         2004
-------                                              -------      -------   -------   -------      -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............   $ 24.66      $ 22.68   $ 19.25   $ 19.12      $ 16.79
                                                     -------      -------   -------   -------      -------
Income from investment operations(a):
   Net investment income(b) ......................      0.19         0.08      0.11      0.13         0.06
   Net realized and unrealized gains (losses) ....    (12.72)        5.93      4.00      2.55         2.37
                                                     -------      -------   -------   -------      -------
Total from investment operations .................    (12.53)        6.01      4.11      2.68         2.43
                                                     -------      -------   -------   -------      -------
Less distributions from:
   Net investment income .........................     (0.16)       (0.31)    (0.45)    (0.11)       (0.10)
   Net realized gains ............................     (3.71)       (3.72)    (0.23)    (2.44)          --
                                                     -------      -------   -------   -------      -------
Total distributions ..............................     (3.87)       (4.03)    (0.68)    (2.55)       (0.10)
                                                     -------      -------   -------   -------      -------
Redemption fees(c, d) ............................        --           --        --        --           --
                                                     -------      -------   -------   -------      -------
Net asset value, end of year .....................   $  8.26      $ 24.66   $ 22.68   $ 19.25      $ 19.12
                                                     =======      =======   =======   =======      =======
Total return(e) ..................................    (56.07)%      30.52%    21.91%    14.12%       14.54%
RATIOS TO AVERAGE NET ASSETS
Expenses(f) ......................................      2.26%        2.14%     2.25%     2.32%        2.38%
Net investment income ............................      1.05%        0.41%     0.49%     0.52%        0.31%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................   $11,220      $38,434   $30,988   $23,519      $16,579
Portfolio turnover rate ..........................     12.68%(g)    27.72%    33.92%    36.91%(g)    14.22%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g) Excludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 8.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 19

Franklin Templeton International Trust

TEMPLETON FOREIGN SMALLER COMPANIES FUND

                                                                    YEAR ENDED OCTOBER 31,
                                                     ---------------------------------------------------
ADVISOR CLASS                                          2008         2007      2006      2005         2004
-------------                                        -------      -------   -------   -------      -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............   $ 25.43      $ 23.26   $ 19.67   $ 19.46      $ 17.04
                                                     -------      -------   -------   -------      -------
Income from investment operations(a):
   Net investment income(b) ......................      0.36         0.34      0.32      0.36         0.21
   Net realized and unrealized gains (losses) ....    (13.14)        6.06      4.09      2.57         2.46
                                                     -------      -------   -------   -------      -------
Total from investment operations .................    (12.78)        6.40      4.41      2.93         2.67
                                                     -------      -------   -------   -------      -------
Less distributions from:
   Net investment income .........................     (0.32)       (0.51)    (0.59)    (0.28)       (0.25)
   Net realized gains ............................     (3.71)       (3.72)    (0.23)    (2.44)          --
                                                     -------      -------   -------   -------      -------
Total distributions ..............................     (4.03)       (4.23)    (0.82)    (2.72)       (0.25)
                                                     -------      -------   -------   -------      -------
Redemption fees(c, d) ............................        --           --        --        --           --
                                                     -------      -------   -------   -------      -------
Net asset value, end of year .....................   $  8.62      $ 25.43   $ 23.26   $ 19.67      $ 19.46
                                                     =======      =======   =======   =======      =======
Total return .....................................    (55.61)%      31.78%    23.14%    15.26%       15.73%
RATIOS TO AVERAGE NET ASSETS
Expenses(e) ......................................      1.28%        1.15%     1.25%     1.32%        1.38%
Net investment income ............................      2.03%        1.40%     1.49%     1.52%        1.31%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................   $ 7,849      $63,042   $40,270   $31,695      $16,195
Portfolio turnover rate ..........................     12.68%(f)    27.72%    33.92%    36.91%(f)    14.22%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Benefit of expense reduction rounds to less than 0.01%.

(f) Excludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 8.

   The accompanying notes are an integral part of these financial statements.


                               20 | Annual Report

Franklin Templeton International Trust

STATEMENT OF INVESTMENTS, OCTOBER 31, 2008

    TEMPLETON FOREIGN SMALLER COMPANIES FUND                             INDUSTRY                        SHARES         VALUE
    -----------------------------------------------   ----------------------------------------------   ----------   ------------
    COMMON STOCKS 95.9%
    AUSTRALIA 9.1%
    Billabong International Ltd. ..................          Textiles, Apparel & Luxury Goods             243,632   $  1,932,529
    Downer EDI Ltd. ...............................           Commercial Services & Supplies              620,698      2,015,652
    Emeco Holdings Ltd. ...........................          Trading Companies & Distributors           4,081,466      1,561,707
(a) Iluka Resources Ltd. ..........................                   Metals & Mining                     858,412      2,056,429
    Pacific Brands Ltd. ...........................                    Distributors                     1,876,739      1,248,876
    PaperlinX Ltd. ................................               Paper & Forest Products               2,315,514      2,157,202
                                                                                                                    ------------
                                                                                                                      10,972,395
                                                                                                                    ------------
    BAHAMAS 2.7%
(a) Steiner Leisure Ltd. ..........................            Diversified Consumer Services              128,239      3,321,390
                                                                                                                    ------------
    BELGIUM 0.9%
    Barco NV ......................................   Electronic Equipment, Instruments & Components       60,884      1,147,880
                                                                                                                    ------------
    CANADA 8.9%
(a) ATS Automation Tooling Systems Inc. ...........                      Machinery                        359,759      1,086,211
    Biovail Corp. .................................                   Pharmaceuticals                     359,127      3,077,637
    Canaccord Capital Inc. ........................                   Capital Markets                     334,373      1,670,620
    Dorel Industries Inc., B ......................                 Household Durables                     56,415      1,236,659
(a) GSI Group Inc. ................................   Electronic Equipment, Instruments & Components      305,872        590,333
    Kingsway Financial Services Inc. ..............                      Insurance                        150,941        852,781
(a) MDS Inc. ......................................           Life Sciences Tools & Services              199,456      2,077,220
(a) Mega Brands Inc. ..............................            Leisure Equipment & Products               119,326        164,840
                                                                                                                    ------------
                                                                                                                      10,756,301
                                                                                                                    ------------
    CHINA 5.1%
(a) AAC Acoustic Technologies Holdings Inc. .......              Communications Equipment               2,300,000      1,178,148
    Bio-Treat Technology Ltd. .....................           Commercial Services & Supplies            4,721,875        190,975
    People's Food Holdings Ltd. ...................                    Food Products                    5,399,101      1,455,774
    Sinotrans Ltd., H .............................               Air Freight & Logistics              13,421,000      2,909,214
    Travelsky Technology Ltd., H ..................                     IT Services                     1,980,150        464,998
                                                                                                                    ------------
                                                                                                                       6,199,109
                                                                                                                    ------------
    FINLAND 4.7%
    Amer Sports OYJ ...............................            Leisure Equipment & Products               321,382      2,178,656
(a) Elcoteq SE, A .................................              Communications Equipment                 175,742        511,725
    Huhtamaki OYJ .................................               Containers & Packaging                  453,003      3,035,175
                                                                                                                    ------------
                                                                                                                       5,725,556
                                                                                                                    ------------
    GERMANY 2.2%
(a) Jenoptik AG ...................................   Electronic Equipment, Instruments & Components      393,970      2,405,601
(a) Logwin AG .....................................               Air Freight & Logistics                 368,627        305,440
                                                                                                                    ------------
                                                                                                                       2,711,041
                                                                                                                    ------------
    HONG KONG 5.3%
    Asia Satellite Telecommunications Holdings
       Ltd. .......................................       Diversified Telecommunication Services          744,402        826,014
    Dah Sing Financial Group ......................                  Commercial Banks                     468,469      1,118,238
    Fountain Set (Holdings) Ltd. ..................          Textiles, Apparel & Luxury Goods           6,512,566        196,630
    Giordano International Ltd. ...................                  Specialty Retail                   4,859,910        871,615
    Hung Hing Printing Group Ltd. .................               Containers & Packaging                1,030,260        127,614
    Lerado Group (Holding) Co. Ltd. ...............            Leisure Equipment & Products             6,686,706        362,362


                               Annual Report | 21

Franklin Templeton International Trust

    TEMPLETON FOREIGN SMALLER COMPANIES FUND                             INDUSTRY                        SHARES         VALUE
    -----------------------------------------------   ----------------------------------------------   ----------   ------------
    COMMON STOCKS (CONTINUED)
    HONG KONG (CONTINUED)
    Texwinca Holdings Ltd. ........................          Textiles, Apparel & Luxury Goods           3,792,808   $  1,761,752
    Yue Yuen Industrial Holdings Ltd. .............          Textiles, Apparel & Luxury Goods             573,545      1,124,845
                                                                                                                    ------------
                                                                                                                       6,389,070
                                                                                                                    ------------
    JAPAN 11.0%
    Aiful Corp. ...................................                  Consumer Finance                     221,800      1,027,984
    Descente Ltd. .................................          Textiles, Apparel & Luxury Goods             545,000      2,156,306
    MEITEC Corp. ..................................                Professional Services                  106,748      2,109,540
    Nichii Gakkan Co. .............................          Health Care Providers & Services             257,100      2,422,904
    Sohgo Security Services Co. Ltd. ..............           Commercial Services & Supplies              267,501      2,501,799
    Takuma Co. Ltd. ...............................                      Machinery                        755,000      1,492,986
    USS Co. Ltd. ..................................                  Specialty Retail                      25,730      1,576,206
                                                                                                                    ------------
                                                                                                                      13,287,725
                                                                                                                    ------------
    NETHERLANDS 4.9%
    Aalberts Industries NV ........................                      Machinery                         82,155        744,610
    Draka Holding NV ..............................                Electrical Equipment                    43,003        515,290
    OPG Groep NV ..................................          Health Care Providers & Services             142,725      2,041,352
    SBM Offshore NV ...............................             Energy Equipment & Services                66,480      1,159,740
    USG People NV .................................                Professional Services                  142,982      1,483,648
                                                                                                                    ------------
                                                                                                                       5,944,640
                                                                                                                    ------------
    NORWAY 0.7%
    Tomra Systems ASA .............................           Commercial Services & Supplies              185,200        858,426
                                                                                                                    ------------
    PHILIPPINES 0.5%
(a) First Gen Corp. ...............................    Independent Power Producers & Energy Traders     2,261,000        639,879
                                                                                                                    ------------
    SINGAPORE 1.1%
    Huan Hsin Holdings Ltd. .......................   Electronic Equipment, Instruments & Components    1,985,075        361,288
(a) Osim International Ltd. .......................                  Specialty Retail                   1,655,223         89,260
    Venture Corp. Ltd. ............................   Electronic Equipment, Instruments & Components      250,862        896,238
                                                                                                                    ------------
                                                                                                                       1,346,786
                                                                                                                    ------------
    SOUTH KOREA 9.6%
    Bank of Pusan .................................                  Commercial Banks                     359,845      1,843,813
    Binggrae Co. Ltd. .............................                    Food Products                       75,000      2,075,747
    Daeduck Electronics Co. Ltd. ..................   Electronic Equipment, Instruments & Components      393,333        908,954
    Daegu Bank Co. Ltd. ...........................                  Commercial Banks                     352,855      1,799,829
    Halla Climate Control Corp. ...................                   Auto Components                     236,390      1,622,746
    INTOPS Co. Ltd. ...............................   Electronic Equipment, Instruments & Components       77,936        813,690
    People & Telecommunication Inc. ...............              Communications Equipment                 213,488        634,028
    Sindo Ricoh Co. ...............................                 Office Electronics                     35,020      1,246,092
    Youngone Corp. ................................          Textiles, Apparel & Luxury Goods             171,499        690,245
                                                                                                                    ------------
                                                                                                                      11,635,144
                                                                                                                    ------------
    SPAIN 1.0%
    Sol Melia SA ..................................            Hotels, Restaurants & Leisure              252,602      1,181,756
                                                                                                                    ------------
    SWEDEN 1.8%
    D. Carnegie & Co. AB ..........................                   Capital Markets                     456,515      1,217,640
    Niscayah Group AB .............................           Commercial Services & Supplies              924,190        910,995
                                                                                                                    ------------
                                                                                                                       2,128,635
                                                                                                                    ------------


                               22 | Annual Report

Franklin Templeton International Trust

    TEMPLETON FOREIGN SMALLER COMPANIES FUND                             INDUSTRY                        SHARES         VALUE
    -----------------------------------------------   ----------------------------------------------   ----------   ------------
    COMMON STOCKS (CONTINUED)
    SWITZERLAND 3.0%
    Verwaltungs- und Privat-Bank AG ...............                  Capital Markets                       20,343   $  2,807,625
    Vontobel Holding AG ...........................                  Capital Markets                       37,896        840,100
                                                                                                                    ------------
                                                                                                                       3,647,725
                                                                                                                    ------------
    TAIWAN 12.3%
    AcBel Polytech Inc. ...........................               Electrical Equipment                  4,625,268      2,040,250
    D-Link Corp. ..................................             Communications Equipment                2,023,949      1,374,457
    Giant Manufacturing Co. Ltd. ..................           Leisure Equipment & Products                682,050      1,633,529
    KYE Systems Corp. .............................              Computers & Peripherals                2,192,960      1,429,396
    Pihsiang Machinery Manufacturing Co. Ltd. .....         Health Care Equipment & Supplies            1,524,000      2,203,875
    Simplo Technology Co. Ltd. ....................              Computers & Peripherals                  532,573      1,630,737
(a) Ta Chong Bank Ltd. ..........................                   Commercial Banks                   12,249,000      1,957,018
    Taiwan Fu Hsing ...............................                 Building Products                   3,355,980      1,098,820
    Test-Rite International Co. Ltd. ..............                   Distributors                      3,235,183      1,505,535
                                                                                                                    ------------
                                                                                                                      14,873,617
                                                                                                                    ------------
    THAILAND 3.9%
    Bank of Ayudhya Public Co. Ltd., NVDR .........                 Commercial Banks                    6,366,400      1,834,540
    Glow Energy Public Co. Ltd., fgn. .............   Independent Power Producers & Energy Traders      3,266,354      1,863,826
    Total Access Communication Public Co. Ltd.,
      fgn. ........................................        Wireless Telecommunication Services          1,710,650      1,017,837
                                                                                                                    ------------
                                                                                                                       4,716,203
                                                                                                                    ------------
    UNITED KINGDOM 7.2%
    Bodycote PLC ..................................                     Machinery                         551,151      1,102,878
    Fiberweb PLC ..................................                 Personal Products                   2,209,286      1,235,099
    Future PLC ....................................                       Media                         3,140,311        671,842
    GAME Group PLC ................................                 Specialty Retail                      523,742      1,098,293
    Henderson Group PLC ...........................                  Capital Markets                    1,560,952      1,334,677
    New Star Asset Management Group Ltd. ..........                  Capital Markets                    1,457,237        737,575
    Yell Group PLC ................................                       Media                           432,631        429,237
    Yule Catto & Co. PLC ..........................                     Chemicals                       1,512,452      2,063,058
                                                                                                                    ------------
                                                                                                                       8,672,659
                                                                                                                    ------------
    TOTAL COMMON STOCKS
       (COST $215,699,434) 95.9% ..................                                                                  116,155,937
    OTHER ASSETS, LESS LIABILITIES 4.1% ...........                                                                    4,938,004
                                                                                                                    ------------
    NET ASSETS 100.0% .............................                                                                 $121,093,941
                                                                                                                    ------------

(a)  Non-income producing for the twelve months ended October 31, 2008.

The accompanying notes are an integral part of these financial statements.


                               Annual Report | 23

Franklin Templeton International Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2008

                                                                    TEMPLETON
                                                                 FOREIGN SMALLER
                                                                  COMPANIES FUND
                                                                 ---------------
Assets:
   Investments in securities:
      Cost ...................................................   $   215,699,434
                                                                 ---------------
      Value ..................................................   $   116,155,937
   Cash ......................................................         3,544,588
   Foreign currency, at value (cost $238,093) ................           234,987
   Receivables:
      Investment securities sold .............................         1,190,604
      Capital shares sold ....................................           227,353
      Dividends ..............................................           710,589
                                                                 ---------------
         Total assets ........................................       122,064,058
                                                                 ---------------
Liabilities:
   Payables:
      Investment securities purchased ........................            41,078
      Capital shares redeemed ................................           504,486
      Affiliates .............................................           212,565
      Reports to shareholders ................................            50,900
      Unaffiliated transfer agent fees .......................            98,763
   Accrued expenses and other liabilities ....................            62,325
                                                                 ---------------
         Total liabilities ...................................           970,117
                                                                 ---------------
            Net assets, at value .............................   $   121,093,941
                                                                 ---------------
Net assets consist of:
   Paid-in capital ...........................................   $   214,521,141
   Undistributed net investment in come ......................         5,444,935
   Net unrealized appreciation (depreciation) ................       (99,565,141)
   Accumulated net realized gain (loss) ......................           693,006
                                                                 ---------------
            Net assets, at value .............................   $   121,093,941
                                                                 ---------------

   The accompanying notes are an integral part of these financial statements.


                               24 | Annual Report

Franklin Templeton International Trust

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
October 31, 2008

                                                                    TEMPLETON
                                                                 FOREIGN SMALLER
                                                                  COMPANIES FUND
                                                                 ---------------
CLASS A:
   Net assets, at value ......................................   $    99,545,755
                                                                 ---------------
   Shares outstanding ........................................        11,598,066
                                                                 ---------------
   Net asset value per share (a) .............................   $          8.58
                                                                 ---------------
   Maximum offering price per share (net asset value per
      share / 94.25%) ........................................   $          9.10
                                                                 ---------------
CLASS B:
   Net assets, at value ......................................   $     2,478,694
                                                                 ---------------
   Shares outstanding ........................................           300,708
                                                                 ---------------
   Net asset value and maximum offering price per share (a) ..   $          8.24
                                                                 ---------------
CLASS C:
   Net assets, at value ......................................   $    11,220,024
                                                                 ---------------
   Shares outstanding ........................................         1,357,811
                                                                 ---------------
   Net asset value and maximum offering price per share (a) ..   $          8.26
                                                                 ---------------
ADVISOR CLASS:
   Net assets, at value ......................................   $     7,849,468
                                                                 ---------------
   Shares outstanding ........................................           910,465
                                                                 ---------------
   Net asset value and maximum offering price per share ......   $          8.62
                                                                 ---------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 25

Franklin Templeton International Trust

STATEMENT OF OPERATIONS
for the year ended October 31, 2008

                                                                    TEMPLETON
                                                                 FOREIGN SMALLER
                                                                  COMPANIES FUND
                                                                 ---------------
Investment income:
   Dividends (net of foreign taxes of $1,406,513) ............   $    12,358,528
   Interest ..................................................           343,206
                                                                 ---------------
         Total investment income .............................        12,701,734
                                                                 ---------------
Expenses:
   Management fees (Note 3a) .................................         3,426,124
   Distribution fees: (Note 3c)
      Class A ................................................           804,302
      Class B ................................................            54,246
      Class C ................................................           247,094
   Transfer agent fees (Note 3e) .............................           993,502
   Custodian fees (Note 4) ...................................           207,305
   Reports to shareholders ...................................           124,761
   Registration and filing fees ..............................            75,792
   Professional fees .........................................            48,370
   Trustees' fees and expenses ...............................            13,878
   Other .....................................................            14,742
                                                                 ---------------
         Total expenses ......................................         6,010,116
         Expense reductions (Note 4) .........................            (1,929)
                                                                 ---------------
            Net expenses .....................................         6,008,187
                                                                 ---------------
               Net investment income .........................         6,693,547
                                                                 ---------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments (includes losses of $30,969,416 from a
         redemption in-kind - Note 8) ........................        (8,738,656)
      Foreign currency transactions ..........................          (865,362)
                                                                 ---------------
            Net realized gain (loss) .........................        (9,604,018)
                                                                 ---------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ............................................      (263,399,370)
      Translation of other assets and liabilities
         denominated in foreign currencies ...................           (44,953)
                                                                 ---------------
            Net change in unrealized appreciation
               (depreciation) ................................      (263,444,323)
Net realized and unrealized gain (loss) ......................      (273,048,341)
                                                                 ---------------
Net increase (decrease) in net assets resulting from
   operations ................................................   $  (266,354,794)
                                                                 ---------------

   The accompanying notes are an integral part of these financial statements.


                               26 | Annual Report

Franklin Templeton International Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                     TEMPLETON FOREIGN
                                                                                                   SMALLER COMPANIES FUND
                                                                                               -----------------------------
                                                                                                   YEAR ENDED OCTOBER 31,
                                                                                               -----------------------------
                                                                                                    2008            2007
                                                                                               -------------   -------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ................................................................   $   6,693,547   $   6,063,210
      Net realized gain (loss) from investments and foreign currency transactions ..........      (9,604,018)     59,618,721
      Net change in unrealized appreciation (depreciation) on investments and translation
         of other assets and liabilities denominated in foreign currencies .................    (263,444,323)     76,074,154
                                                                                               -------------   -------------
            Net increase (decrease) in net assets resulting from operations ................    (266,354,794)    141,756,085
                                                                                               -------------   -------------
   Distributions to shareholders from:
      Net investment income:
         Class A ...........................................................................      (5,292,667)    (7,217,818)
         Class B ...........................................................................         (50,034)      (100,225)
         Class C ...........................................................................        (242,410)      (423,328)
         Advisor Class .....................................................................        (743,293)      (938,842)
      Net realized gains:
         Class A ...........................................................................     (65,546,764)   (57,264,741)
         Class B ...........................................................................      (1,146,983)    (1,245,663)
         Class C ...........................................................................      (5,256,034)    (5,086,149)
         Advisor Class .....................................................................      (6,710,991)    (6,521,455)
                                                                                               -------------   -------------
   Total distributions to shareholders .....................................................     (84,989,176)   (78,798,221)
                                                                                               -------------   -------------
   Capital share transactions: (Note 2)
         Class A ...........................................................................    (106,819,602)     94,078,277
         Class B ...........................................................................      (1,023,571)      (142,541)
         Class C ...........................................................................      (4,108,713)      3,643,757
         Advisor Class .....................................................................     (28,889,116)     16,921,144
                                                                                               -------------   -------------
   Total capital share transactions ........................................................    (140,841,002)    114,500,637
                                                                                               -------------   -------------
   Redemption fees .........................................................................           9,660           9,811
                                                                                               -------------   -------------
            Net increase (decrease) in net assets ..........................................    (492,175,312)    177,468,312
Net assets:
   Beginning of year .......................................................................     613,269,253     435,800,941
                                                                                               -------------   -------------
   End of year .............................................................................   $ 121,093,941   $ 613,269,253
                                                                                               -------------   -------------
Undistributed net investment income included in net assets:
   End of year .............................................................................   $   5,444,935   $   5,920,521
                                                                                               -------------   -------------

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 27

Franklin Templeton International Trust

NOTES TO FINANCIAL STATEMENTS

TEMPLETON FOREIGN SMALLER COMPANIES FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton International Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of three separate funds. The Templeton Foreign Smaller Companies Fund (Fund) included in this report is diversified. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class A, Class B, Class C, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege. The Fund was closed to new investors effective April, 30 2007 and will reopen to all investors effective December 15, 2008.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures,


                               28 | Annual Report

Franklin Templeton International Trust

TEMPLETON FOREIGN SMALLER COMPANIES FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

which may include the use of independent pricing services. At October 31, 2008 a portion of the securities held by the Fund were fair valued. All security valuation procedures are approved by the Trust's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.


                               Annual Report | 29

Franklin Templeton International Trust

TEMPLETON FOREIGN SMALLER COMPANIES FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal tax returns, for each of the three open tax years and as of October 31, 2008, and has determined that no provision for income tax is required in the Fund's financial statements.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.


                               30 | Annual Report

Franklin Templeton International Trust

TEMPLETON FOREIGN SMALLER COMPANIES FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the Fund and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At October 31, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                                           YEAR ENDED OCTOBER 31,
                                         --------------------------------------------------------
                                                      2008                        2007
                                         ---------------------------   --------------------------
                                            SHARES         AMOUNT        SHARES         AMOUNT
                                         -----------   -------------   ----------   -------------
CLASS A SHARES:
   Shares sold .......................     1,823,529   $  31,706,684    7,001,597   $ 161,429,180
   Shares issued in reinvestment
      of distributions ...............     4,471,146      64,417,854    2,798,057      57,724,013
   Shares redeemed in-kind (Note 8) ..    (3,861,389)    (31,470,317)          --              --
   Shares redeemed ...................   (10,684,418)   (171,473,823)  (5,329,763)   (125,074,916)
                                         -----------   -------------   ----------   -------------
   Net increase (decrease) ...........    (8,251,132)  $(106,819,602)   4,469,891   $  94,078,277
                                         -----------   -------------   ----------   -------------


                               Annual Report | 31

Franklin Templeton International Trust

TEMPLETON FOREIGN SMALLER COMPANIES FUND

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                          YEAR ENDED OCTOBER 31,
                                         -----------------------------------------------------
                                                     2008                      2007
                                         -------------------------   -------------------------
                                           SHARES        AMOUNT        SHARES        AMOUNT
                                         ----------   ------------   ----------   ------------
CLASS B SHARES:
   Shares sold .......................        2,820   $     43,796       25,887   $    577,147
   Shares issued in reinvestment of
      distributions ..................       79,042      1,093,373       62,179      1,247,936
   Shares redeemed ...................     (126,854)    (2,160,740)     (85,177)    (1,967,624)
                                         ----------   ------------   ----------   ------------
   Net increase (decrease) ...........      (44,992)  $ (1,023,571)       2,889   $   (142,541)
                                         ----------   ------------   ----------   ------------
CLASS C SHARES:
   Shares sold .......................       64,589   $  1,063,911      274,616   $  6,017,252
   Shares issued in reinvestment of
      distributions ..................      338,255      4,671,042      229,276      4,613,039
   Shares redeemed ...................     (603,703)    (9,843,666)    (311,561)    (6,986,534)
                                         ----------   ------------   ----------   ------------
   Net increase (decrease) ...........     (200,859)  $ (4,108,713)     192,331   $  3,643,757
                                         ----------   ------------   ----------   ------------
ADVISOR CLASS SHARES:
   Shares sold .......................      628,960   $ 11,924,463    1,983,815   $ 45,973,474
   Shares issued in reinvestment of
      distributions ..................      221,163      3,184,067      178,388      3,687,609
   Shares redeemed ...................   (2,418,833)   (43,997,646)  (1,414,664)   (32,739,939)
                                         ----------   ------------   ----------   ------------
   Net increase (decrease) ...........   (1,568,710)  $(28,889,116)     747,539   $ 16,921,144
                                         ----------   ------------   ----------   ------------

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                            AFFILIATION
----------                                                      ----------------------
Franklin Templeton Investments Corp. (FTIC)                     Investment manager
Templeton Investment Counsel, LLC (TIC)                         Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

At a Special Meeting of Shareholders held on January 4, 2008, a new investment management agreement between the Fund and FTIC, and a new subadvisory agreement between FTIC and TIC (an affiliate of FTIC), were approved. Prior to the approval, FTIC and TIC served as the Fund's investment manager and subadviser, respectively, pursuant to interim advisory agreements dated September 10, 2007. Under the subadvisory agreement, TIC provides subadvisory services to the Fund and receives from FTIC fees based on the average daily net assets of the fund.


                               32 | Annual Report

Franklin Templeton International Trust

TEMPLETON FOREIGN SMALLER COMPANIES FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES (CONTINUED)

The Fund pays an investment management fee to FTIC based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE                       NET ASSETS
-------------------   ---------------------------------------------------
       1.000%         Up to and including $100 million
       0.900%         Over $100 million, up to and including $250 million
       0.800%         Over $250 million, up to and including $500 million
       0.750%         In excess of $500 million

B. ADMINISTRATIVE FEES

Under an agreement with FTIC, FT Services provides administrative services to the Fund. The fee is paid by FTIC based on average daily net assets, and is not an additional expense of the Fund.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class B and C compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A ...   0.25%
Class B ...   1.00%
Class C ...   1.00%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charges retained net of commissions paid to
   unaffiliated broker/dealers ..................   $ 9,608
Contingent deferred sales charges retained ......   $14,648


                               Annual Report | 33

Franklin Templeton International Trust

TEMPLETON FOREIGN SMALLER COMPANIES FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

E. TRANSFER AGENT FEES

For the year ended October 31, 2008, the Fund paid transfer agent fees of $993,502, of which $444,947 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended October 31, 2008, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

The tax character of distributions paid during the years ended October 31, 2008 and 2007, was as follows:

                                      2008          2007
                                  -----------   -----------
Distributions paid from:
   Ordinary income ............   $10,793,759   $16,704,678
   Long term capital gain .....    74,195,417    62,093,543
                                  -----------   -----------
                                  $84,989,176   $78,798,221
                                  ===========   ===========

At October 31, 2008, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments ............................   $ 215,699,434
                                                   =============
Unrealized appreciation ........................   $   5,683,910
Unrealized depreciation ........................    (105,227,407)
                                                   -------------
Net unrealized appreciation (depreciation) .....   $ (99,543,497)
                                                   =============
Undistributed ordinary income ..................   $   5,444,935
Undistributed long term capital gains ..........         693,006
                                                   -------------
Distributable earnings .........................   $   6,137,941
                                                   =============

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and passive foreign investment company shares.


                               34 | Annual Report

Franklin Templeton International Trust

TEMPLETON FOREIGN SMALLER COMPANIES FUND

5. INCOME TAXES (CONTINUED)

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares, and losses realized on in-kind shareholder redemptions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended October 31, 2008, aggregated $47,780,881 and $201,694,967, respectively. Sales of investments excludes value of securities delivered in connection with an in-kind redemption of $31,470,317.

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. REDEMPTION IN-KIND

During the year ended October 31, 2008, the Fund realized $30,969,416 of net losses resulting from a redemption in-kind in which a shareholder redeemed fund shares for securities held by the Fund rather than for cash. Because such losses are not taxable to the Fund and losses are not netted with capital gains that are distributed to remaining shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

9. NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will not have a material impact on its financial statements.

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. The Fund is currently evaluating the impact, if any, of applying the various provisions of SFAS 161.


                               Annual Report | 35

Franklin Templeton International Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF TEMPLETON FOREIGN SMALLER COMPANIES FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Foreign Smaller Companies Fund (the "Fund") at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
December 17, 2008


                               36 | Annual Report

Franklin Templeton International Trust

TAX DESIGNATION (UNAUDITED)

TEMPLETON FOREIGN SMALLER COMPANIES FUND

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $74,195,417 as a long term capital gain dividend for the fiscal year ended October 31, 2008.

Under Section 854(b)(2) of the Code, the Fund designates 72.10% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended October 31, 2008.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $7,781,897 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended October 31, 2008. Distributions, including qualified dividend income, paid during calendar year 2008 will be reported to shareholders on Form 1099-DIV in January 2009. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund designates the maximum amount allowable but no less than $181,090 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended October 31, 2008.

At October 31, 2008, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Code. This election will allow shareholders of record on December 15, 2008, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

In addition, in January 2009, shareholders will receive Form 1099-DIV which will include their share of taxes withheld and foreign source income distributed during the calendar year 2008.


                               Annual Report | 37

Franklin Templeton International Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                  NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                 LENGTH OF      FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION       TIME SERVED        BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
-------------------              --------------   -------------   -----------------------   -------------------------------------
HARRIS J. ASHTON (1932)          Trustee          Since 1991                143             Bar-S Foods (meat packing company).
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President,
Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

ROBERT F. CARLSON (1928)         Trustee          Since 2007                120             None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Retired; and FORMERLY, Vice President, senior member and President, Board of Administration, California Public Employees
Retirement Systems (CALPERS) (1971-January 2008); member and Chairman of the Board, Sutter Community Hospitals; member, Corporate
Board, Blue Shield of California; and Chief Counsel, California Department of Transportation.

SAM GINN (1937)                  Trustee          Since 2007                120             Chevron Corporation (global energy
One Franklin Parkway                                                                        company) and ICO Global
San Mateo, CA 94403-1906                                                                    Communications (Holdings) Limited
                                                                                            (satellite company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Private investor; and FORMERLY, Chairman of the Board, Vodafone AirTouch, PLC (wireless company); Chairman of the Board and Chief
Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Groups (telephone holding company) (1988-1994).

EDITH E. HOLIDAY (1952)          Trustee          Since 1998                143             Hess Corporation (exploration and
One Franklin Parkway                                                                        refining of oil and gas), H.J. Heinz
San Mateo, CA 94403-1906                                                                    Company (processed foods and allied
                                                                                            products), RTI International Metals,
                                                                                            Inc. (manufacture and distribution
                                                                                            of titanium), Canadian National
                                                                                            Railway (railroad) and White
                                                                                            Mountains Insurance Group, Ltd.
                                                                                            (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary
of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary
and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).


                               38 | Annual Report

                                                                  NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                 LENGTH OF      FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION       TIME SERVED        BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
-------------------              --------------   -------------   -----------------------   -------------------------------------
FRANK W.T. LAHAYE (1929)         Trustee          Since 1991                120             Center for Creative Land Recycling
One Franklin Parkway                                                                        (brownfield redevelopment).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).

FRANK A. OLSON (1932)            Trustee          Since 2007                143             Hess Corporation (exploration and
One Franklin Parkway                                                                        refining of oil and gas) and Sentient
San Mateo, CA 94403-1906                                                                    Jet (private jet service).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

LARRY D. THOMPSON (1945)         Trustee          Since 2007                143             None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney
General, U.S. Department of Justice (2001-2003).

JOHN B. WILSON (1959)            Lead             Trustee since             120             None
One Franklin Parkway             Independent      2006 and Lead
San Mateo, CA 94403-1906         Trustee          Independent
                                                  Trustee since
                                                  January 2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and FORMERLY, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial
Officer and Executive Vice President - Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Senior Vice President -
Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                  NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                 LENGTH OF      FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION       TIME SERVED        BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
-------------------              --------------   -------------   -----------------------   -------------------------------------
**CHARLES B. JOHNSON (1933)      Trustee and      Since 1991                143             None
One Franklin Parkway             Chairman of
San Mateo, CA 94403-1906         the Board

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide,
Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.
and of 42 of the investment companies in Franklin Templeton Investments.


                               Annual Report | 39

                                                                  NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                 LENGTH OF      FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION       TIME SERVED        BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
-------------------              --------------   -------------   -----------------------   -------------------------------------
**GREGORY E. JOHNSON (1961)      Trustee          Since 2007                 94             None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.; Director,
Templeton Asset Management Ltd.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.

JAMES M. DAVIS (1952)            Chief            Chief           Not Applicable            Not Applicable
One Franklin Parkway             Compliance       Compliance
San Mateo, CA 94403-1906         Officer and      Officer since
                                 Vice             2004 and Vice
                                 President -      President -
                                 AML              AML
                                 Compliance       Compliance
                                                  since 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources,
Inc. (1994-2001).

LAURA F. FERGERSON (1962)        Treasurer,       Treasurer       Not Applicable            Not Applicable
One Franklin Parkway             Chief            since
San Mateo, CA 94403-1906         Financial        2004, Chief
                                 Officer and      Financial
                                 Chief            Officer
                                 Accounting       and Chief
                                 Officer          Accounting
                                                  Officer
                                                  since
                                                  February
                                                  2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).

JIMMY D. GAMBILL (1947)          Vice President   Since           Not Applicable            Not Applicable
500 East Broward Blvd.                            February 2008
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.


                               40 | Annual Report

                                                                  NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                 LENGTH OF      FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION       TIME SERVED        BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
-------------------              --------------   -------------   -----------------------   -------------------------------------
DAVID P. GOSS (1947)             Vice President   Since 2000      Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

RUPERT H. JOHNSON, JR. (1940)    President and    Since 2002      Not Applicable            Not Applicable
One Franklin Parkway             Chief
San Mateo, CA 94403-1906         Executive
                                 Officer -
                                 Investment
                                 Management

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments.

KAREN L. SKIDMORE (1952)         Vice President   Since 2006      Not Applicable            Not Applicable
One Franklin Parkway             and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 30 of the investment companies in Franklin
Templeton Investments.

CRAIG S. TYLE (1960)             Vice President   Since 2005      Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman &
Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).


                               Annual Report | 41

                                                                  NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                 LENGTH OF      FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION       TIME SERVED        BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
-------------------              --------------   -------------   -----------------------   -------------------------------------
GALEN G. VETTER (1951)           Senior Vice      Since           Not Applicable            Not Applicable
500 East Broward Blvd.           President and    February 2008
Suite 2100                       Chief
Fort Lauderdale, FL 33394-3091   Executive
                                 Officer -
                                 Finance and
                                 Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; officer of some of the other subsidiaries of Franklin Resources, Inc.
and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc.
(1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and 1991-2004).

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED JOHN B. WILSON AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. WILSON QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS CHIEF FINANCIAL OFFICER OF STAPLES, INC. FROM 1992 TO 1996. MR. WILSON HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE 2006. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MR. WILSON HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. WILSON IS AN INDEPENDENT BOARD MEMBER AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL (800) DIAL BEN/(800) 342-5236 TO REQUEST THE SAI.


                               42 | Annual Report

Franklin Templeton International Trust

SHAREHOLDER INFORMATION

TEMPLETON FOREIGN SMALLER COMPANIES FUND

PROXY VOTING POLICIES AND PROCEDURES

The Trust's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                               Annual Report | 43

                      This page intentionally left blank.

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT
(800) DIAL BEN/(800) 342-5236 OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

FRANKLIN TEMPLETON FUNDS

VALUE

Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND

Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH

Franklin Capital Growth Fund(1)
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund(3)
Franklin Small Cap Growth Fund(4)
Franklin Small-Mid Cap Growth Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL

Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin TempletoN Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME

Franklin Adjustable U.S. Government Securities Fund(5)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(5)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(5)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(6)

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(7)

LIMITED-/INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(8)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York8
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(9)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) Effective 11/1/07, Franklin Aggressive Growth Fund changed its name to
     Franklin Growth Opportunities Fund. The fund's investment goal and strategy remained the same.

(4.) Effective 3/31/08, Franklin Small Cap Growth Fund II changed its name to
     Franklin Small Cap Growth Fund. The fund's investment goal and strategy remained the same.

(5.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(6.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(7.) The fund invests primarily in insured municipal securities.

(8.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(9.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.


12/08                                              Not part of the annual report

(FRANKLIN TEMPLETION INVESTMENTS(R) LOGO)

One Franklin Parkway
San Mateo, CA 94403-1906

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER
TEMPLETON FOREIGN
SMALLER COMPANIES FUND

INVESTMENT MANAGER
Franklin Templeton Investments Corp.

SUBADVISOR
Templeton Investment Counsel, LLC

PRINCIPAL UNDERWRITER
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager or the subadvisor. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.


191 A2008 12/08





TEMPLETON GLOBAL LONG-SHORT FUND






[GRAPHIC]

                                OCTOBER 31, 2008

A series of Franklin Templeton International Trust

                      ANNUAL REPORT AND SHAREHOLDER LETTER

                                    TEMPLETON
                             GLOBAL LONG-SHORT FUND

                                     GLOBAL

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      Franklin - TEMPLETON - Mutual Series

                            Franklin Templeton Investments

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                   (GRAPHIC)

Not part of the annual report

                                    Contents

CEO'S MESSAGE ............................................................     1
ANNUAL REPORT
Templeton Global Long-Short Fund .........................................     4
Performance Summary ......................................................    10
Your Fund's Expenses .....................................................    14
Financial Highlights and Statement of Investments ........................    16
Financial Statements .....................................................    23
Notes to Financial Statements ............................................    26
Report of Independent Registered Public Accounting Firm ..................    35
Tax Designation ..........................................................    36
Board Members and Officers ...............................................    37
Shareholder Information ..................................................    42

A Message from Gregory E. Johnson,
President and Chief Executive Officer of Franklin Resources, Inc.

                                                                October 31, 2008

Dear Shareholder:

The enclosed annual report for Templeton Global Long-Short Fund covers the 12 months ended October 31, 2008, and I would like to add some comments on market events during this time. Recent market volatility has been jarring to everyone, including those of us who have worked in financial markets for many years. Bank lending around the world seized up, and the fallout impacted venerable firms alongside broader stock and bond indexes.

This environment is bound to provoke great concern, but it's equally important to put the latest market developments in perspective. That's why I'd like to offer a few thoughts on these events, our company's approach to investing and the strong health of our organization.

A key point to recognize is that global financial turmoil is being addressed by global action. Central banks around the world have coordinated their efforts to cut interest rates and supply liquidity to frozen funding markets. A number of governments have also intervened to rescue major financial institutions or find an orderly way for them to be acquired. Here in the U.S., the Federal Reserve and Treasury Department have moved rapidly to establish new programs for easing money market pressures and handling troubled financial assets. The outcome of all these efforts may take a while to be realized, but I believe the latest actions here and abroad mark a significant turning point for global capital markets.

Sign up for EDELIVERY of your Shareholder Report

Shareholders who are registered at franklintempleton.com can receive this report via email by selecting eDelivery options under "My Profile." Not all accounts are eligible for eDelivery.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                        Not part of the annual report | 1

It's also important to remember that as daunting as current market conditions may be, we have navigated through other periods of market volatility. U.S. stock markets recorded three bear markets during the 1960s as the nation grappled with the Vietnam War and a turbulent economy.(1) The quintupling of oil prices in 1973 led to a deep U.S. recession and a stock market plunge of 45.1% from January 1973 through December 1974.(1) And the "Black Monday" stock market crash of 1987 remains the largest single-day percentage decline in the history of the Dow Jones Industrial Average.(2)

Advice applicable throughout these upheavals remains true today. The late Sir John Templeton, writing 15 years ago, ended a list of his core investment principles with these thoughts: "Do not be fearful or negative too often.... For
100 years optimists have carried the day in U.S. stocks. Even in the dark '70s, many professional money managers -- and many individual investors too -- made money in stocks.... In this century or the next it's still 'Buy low, sell high.'"(3)

Sir John knew these simple concepts were difficult to execute in the face of pessimism. Nonetheless, that is precisely how our Franklin, Templeton and Mutual Series portfolio managers are contending with today's challenging environment. They are using their expertise to sort through investment opportunities, avoiding those firms that have become merely cheap and identifying those firms best positioned to be eventual winners. This kind of rigorous, bottom-up, security-by-security analysis is the fundamental investment discipline practiced across our global platform.

These asset management strengths are also the core of our business. Unlike financial firms that have dominated recent headlines, Franklin Templeton derives its revenue primarily from investment management, not investment banking or securities brokerage. Additionally, our assets under management are diversified by investment objective, clientele and geographic region. Diversified positioning helps our firm maintain healthy operating margins even when volatile markets reduce assets under management. It is also important to note that maintaining a strong balance sheet has been a pillar of our management strategy. We have a substantial pool of cash and investments and low levels of debt, and we are in the enviable position of not having to depend on credit to meet our operating needs. In fact, our strong franchise, sound capitalization and minimal leverage recently led Standard & Poor's to raise its credit ratings on Franklin Resources, Inc. (BEN) to the highest level currently applied to a publicly traded asset manager.(4)

(1.) Source: Ned Davis Research, Inc.

(2.) Source: NYSE Euronext. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders.

(3.) Source: "16 Rules for Investment Success" by Sir John Templeton.

(4.) Source: Standard & Poor's press release, 10/6/08.


                        2 | Not part of the annual report

Franklin Templeton's six-decade growth into a premier global asset manager has given us the conviction that although conditions remain challenging, there are ample reasons to be optimistic about eventual market stabilization and recovery. Being able to take advantage of markets shaken by maximum pessimism has helped our firm develop into an organization that stretches across 29 countries and manages assets for more than 20 million shareholder accounts.

In the enclosed annual report for Templeton Global Long-Short Fund, the portfolio manager discusses market conditions, investment decisions and Fund performance during the 12 months ended October 31, 2008. The report contains additional performance data and financial information. Our website, franklintempleton.com, offers more timely discussions, daily prices, portfolio holdings and other information. We encourage you to discuss your concerns with your financial advisor, who can review your overall portfolio, reassess your goals and help you stay focused on the long term. As times like these illustrate, all securities markets fluctuate, as do fund share prices.

We are grateful for the trust you have placed in Franklin Templeton and remain focused on serving your investment needs.

Sincerely,


/s/ Gregory E. Johnson
Gregory E. Johnson
President and Chief Executive Officer
Franklin Resources, Inc.

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF OCTOBER 31, 2008. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                        Not part of the annual report | 3

Annual Report

Templeton Global Long-Short Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton Global Long-Short Fund seeks long-term capital appreciation in both up and down (bull and bear) markets with less volatility than the overall global stock market through a combination of long and short positions of companies located throughout the world, including developing or emerging markets.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This annual report for Templeton Global Long-Short Fund covers the fiscal year ended October 31, 2008.

PERFORMANCE OVERVIEW

Templeton Global Long-Short Fund - Class A had a -36.80% cumulative total return for the 12 months under review. The Fund performed better than its benchmark, the Morgan Stanley Capital International (MSCI) World Index, which had a -41.51% total return for the same period.(1) Since inception on July 31, 2001, the Fund's Class A shares had a cumulative total return of -4.14% compared with +5.09% for the index.(2) The Fund's relative volatility, as measured by the annualized standard deviation of monthly returns, was low at just 10.13% since inception.(3) In comparison, the index's standard deviation during this time was 15.35%.(1) You can find the Fund's long-term performance data in the Performance Summary beginning on page 10.

(1.) Source: (C) 2008 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

(2.) Source: (C) 2008 Morningstar. As of 10/31/08, the Fund's Class A average annual total return not including sales charges was -0.58% since inception on 7/31/01, compared with the +0.69% average annual total return for the MSCI World Index for the same period. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

(3.) Standard deviation is a statistical measure of the range of a fund's total return. In general, a high standard deviation means greater volatility.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 19.


                                4 | Annual Report

EQUITY EXPOSURE
10/31/08

                           % OF
                           TOTAL
                            NET            # OF
                          ASSETS        POSITIONS
                          ------        ---------
Long Equity Securities     90.2%            85
Short Equity Securities   -13.3%            12
NET EQUITY EXPOSURE        76.9% (LONG)

ECONOMIC AND MARKET OVERVIEW

During the 12 months ended October 31, 2008, U.S. gross domestic product (GDP) growth slowed markedly as housing prices declined, consumer demand softened, and a credit crisis originally related to U.S. subprime loan losses intensified and spread globally. Although GDP growth rebounded in the second quarter of 2008, largely due to fiscal stimulus, the domestic economy generally slowed, and GDP declined in the third quarter. Recessionary fears spanned the entire period and by summer most economists agreed a recession was under way. By then, the slowing U.S. economy -- which is the world's largest and accounts for roughly 25% of global GDP -- had diminished growth and growth prospects around the world. A global slowdown took root in the latter half of the reporting period, but for much of the year under review, growth was robust in developing economies, particularly in Asia.

China's demand for commodities continued to significantly affect commodity prices and related equities. The steep rise in the price of oil was one of the most extreme market trends and a major focus of attention up to its peak in early July, due to its impact on everything from inflation to corporate earnings to consumer spending. The commodity price boom, however, comprised a wide spectrum, from natural gas and precious metals to most agricultural and industrial commodities, all of which added to global inflationary pressures. Many of the world's monetary authorities faced the choice between lowering short-term interest rates to stimulate growth and raising them to fight rising inflation. The U.S.'s main goal remained to reignite the economy through fiscal and monetary policies, and accordingly the Federal Reserve Board lowered rates to 1.00% from 4.50%. The eurozone had made controlling inflation its main goal and kept rates steady at 4.00% until July, when the European Central Bank (ECB) joined many of the world's central banks whose concerns about inflation had led them to raise rates. The potential for global recession, however, exacerbated by the virtual freeze in the global financial system in

PORTFOLIO BREAKDOWN
10/31/08

                                  % OF
                                  TOTAL
                                   NET
                                 ASSETS
                                 ------
Long Positions                    90.2%
Short Positions                  -13.3%
Short-Term Investments             7.7%
Other Assets, Less Liabilities    15.4%


                                Annual Report | 5

TOP 10 LONG POSITIONS
10/31/08

                                           % OF
                                           TOTAL
                                           NET
COMPANY SECTOR/INDUSTRY, COUNTRY          ASSETS
--------------------------------          ------
Microsoft Corp.                            2.5%
   SOFTWARE, U.S.
France Telecom SA                          2.5%
   DIVERSIFIED TELECOMMUNICATION
   SERVICES, FRANCE
Merck & Co. Inc.                           2.3%
   PHARMACEUTICALS, U.S.
Cisco Systems Inc.                         2.2%
   COMMUNICATIONS
   EQUIPMENT, U.S.
BP PLC                                     2.2%
   OIL, GAS & CONSUMABLE
   FUELS, U.K.
Sanofi-Aventis                             2.1%
  PHARMACEUTICALS, FRANCE
Vodafone Group PLC                         2.1%
   WIRELESS TELECOMMUNICATION SERVICES,
   U.K.
Oracle Corp.                               2.0%
   SOFTWARE, U.S.
News Corp., A                              1.9%
   MEDIA, U.S.
Royal Dutch Shell PLC, B                   1.9%
   OIL, GAS & CONSUMABLE
   FUELS, U.K.

September and October, trumped inflationary concerns, and the world's monetary authorities, including the ECB and the Bank of England, cut interest rates aggressively. The U.S. dollar, which had previously declined versus many of the world's currencies, regained ground quickly toward period-end, and the greenback posted 12-month gains relative to most currencies.

Against this challenging economic backdrop, many global equity markets were volatile, and virtually all local indexes suffered losses for the 12-month period. Despite negative economic data and an outlook for decelerating corporate earnings and profit margins globally, many companies' balance sheets, primarily outside the financial sector, remained relatively strong.

INVESTMENT STRATEGY

Our investment philosophy is the belief that a combination of long and short equity positions can reduce overall volatility and has the potential to provide positive returns in either up or down markets. We apply a bottom-up, value-oriented, long-term approach, focusing on the market price of a company's securities relative to our evaluation of its long-term earnings, asset value and cash flow potential. We also consider a company's price/earnings ratio, profit margins and liquidation value. For our long positions, we seek stock from companies we believe have strong fundamentals or valuable assets that we think are overlooked by the market. Among our short positions, our strategy is to short the stocks of companies we believe are overvalued by the market where we see the potential for share price decline.

MANAGER'S DISCUSSION

The fiscal year's two worst performing stocks were long positions in the financials sector.(4) American International Group, formerly the largest U.S. insurer, was the biggest detractor during the period as the U.S. government took a large and dilutive equity stake in the faltering giant. Accounting losses in the company's credit default swap (debt insurance) portfolio necessitated raising additional capital, which proved unsuccessful given the magnitude of the required capital and the credit market paralysis at the time. This funding issue spiraled quickly into a solvency crisis, underscoring the challenges facing any business dependent on short-term financing in the current credit environment. The Royal Bank of Scotland Group likewise suffered as a result of its reliance on short-term funding, and the share price of the U.K.'s second-largest bank fell to its lowest level since the early 1990s. Traditional funding

(4.) The financials sector comprises capital markets, commercial banks, diversified financial services, insurance and real estate investment trusts in the SOI.


                                6 | Annual Report

SECTOR/INDUSTRY BREAKDOWN
Based on Total Net Assets as of 10/31/08

                                                                        NET
                                                                      EQUITY
                                                 LONG %   SHORT %   EXPOSURE %
                                                 ------   -------   ----------
Pharmaceuticals                                    8.6%      0.0%       8.6%
Oil, Gas & Consumable Fuels                        7.5%      0.0%       7.5%
Media                                              8.0%     -1.1%       6.9%
Diversified Telecommunication Services             6.7%      0.0%       6.7%
Commercial Banks                                   5.8%      0.0%       5.8%
Insurance                                          5.6%      0.0%       5.6%
Software                                           5.6%      0.0%       5.6%
Industrial Conglomerates                           4.3%      0.0%       4.3%
Wireless Telecommunication Services                4.1%      0.0%       4.1%
Semiconductors & Semiconductor Equipment           4.0%      0.0%       4.0%
Electronic Equipment, Instruments & Components     2.9%      0.0%       2.9%
Commercial Services & Supplies                     2.6%      0.0%       2.6%
Specialty Retail                                   2.5%      0.0%       2.5%
Communications Equipment                           2.4%      0.0%       2.4%
Automobiles                                        2.3%      0.0%       2.3%
Health Care Equipment & Supplies                   2.2%      0.0%       2.2%
Biotechnology                                      1.7%      0.0%       1.7%
Aerospace & Defense                                1.6%      0.0%       1.6%
Capital Markets                                    1.3%      0.0%       1.3%
Professional Services                              2.3%     -1.1%       1.2%
Chemicals                                          1.1%      0.0%       1.1%
Auto Components                                    0.9%      0.0%       0.9%
Food & Staples Retailing                           0.9%      0.0%       0.9%
Air Freight & Logistics                            0.8%      0.0%       0.8%
Computers & Peripherals                            0.7%      0.0%       0.7%
Beverages                                          0.5%      0.0%       0.5%
Metals & Mining                                    0.5%      0.0%       0.5%
Energy Equipment & Services                        0.4%      0.0%       0.4%
Food Products                                      0.4%      0.0%       0.4%
Hotels, Restaurants & Leisure                      0.4%      0.0%       0.4%
Multiline Retail                                   0.4%      0.0%       0.4%
Electric Utilities                                 0.2%      0.0%       0.2%
Real Estate Investment Trusts                      0.2%      0.0%       0.2%
Diversified Consumer Services                      0.0%     -0.6%      -0.6%
Diversified Financial Services                     0.8%    -10.5%      -9.7%
                                                  ----     -----       ----
TOTAL                                             90.2%    -13.3%      76.9%
                                                  ====     =====       ====


                                Annual Report | 7

GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets as of 10/31/08

                                                               NET EQUITY
REGION                                      LONG %   SHORT %   EXPOSURE %
------                                      ------   -------   ----------
Europe                                       42.5%    -4.9%       37.6%
North America                                33.8%    -7.5%       26.3%
Asia                                         12.1%    -0.9%       11.2%
Middle East & Africa                          1.1%     0.0%        1.1%
Australia & New Zealand                       0.5%     0.0%        0.5%
Latin America & Caribbean                     0.2%     0.0%        0.2%
Short-Term Investments & Other Net Assets    23.1%     0.0%       23.1%

sources dried up and the company turned to the British government for capital, raising fears of a potentially dilutive nationalization plan. A third detractor was the Fund's long position in British directory publisher Yell Group as the company's shares languished amid slowing advertising revenues and a growing debt burden.

It is important to recognize the effect of currency movements on the Fund's performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended October 31, 2008, the U.S. dollar rose in value relative to most currencies. As a result, the Fund's performance was negatively affected by the portfolio's significant investment in securities with non-U.S. currency exposure.

Given global equity market conditions during the year under review, the Fund's three biggest contributors to performance were short positions, while the three biggest detractors were long positions. The largest contributor was our short position in Mexican firm Cemex, North America's largest cement maker. After making an expensive and ill-timed acquisition of Australia's Rinker Group in 2007, the company was forced to sell assets to pay down debt and salvage its credit rating. This strategy proved unsuccessful by period-end as the company's deteriorating financial condition resulted in a rating downgrade. The Fund's short position in Hong Kong's Cathay Pacific Airways also delivered significant gains during the period. Slowing demand for air travel and historic currency volatility -- which threatened to reduce the value of the company's repatriated foreign revenues (accounting for nearly half of all sales) -- sent the stock tumbling during the last month of the reporting period. We eliminated our holdings


                                8 | Annual Report
in Cemex and Cathay Pacific Airways by period-end. Our third profitable short position was in the exchange-traded index fund iShares MSCI Germany, which tracks the performance of the broader German stock market. The German market retreated during the period as the economy contracted, and growth forecasts for the world's largest exporter were downgraded amid a global demand slowdown.

Thank you for your continued participation in Templeton Global Long-Short Fund. We look forward to serving your future investment needs.

                          (PHOTO OF MATTHEW R. NAGLE)


/s/ Matthew R. Nagle
Matthew R. Nagle, CFA
Portfolio Manager
Templeton Global Long-Short Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                               Annual Report | 9

Performance Summary as of 10/31/08

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: TLSAX)                      CHANGE   10/31/08   10/31/07
-----------------------                      ------   --------   --------
Net Asset Value (NAV)                        -$5.44     $9.04     $14.48
DISTRIBUTIONS (11/1/07-10/31/08)
Dividend Income                    $0.1369
Long-Term Capital Gain             $0.0048
   TOTAL                           $0.1417

CLASS B (SYMBOL: TLSBX)                      CHANGE   10/31/08   10/31/07
-----------------------                      ------   --------   --------
Net Asset Value (NAV)                        -$5.33     $8.89     $14.22
DISTRIBUTIONS (11/1/07-10/31/08)
Dividend Income                    $0.0237
Long-Term Capital Gain             $0.0048
   TOTAL                           $0.0285

ADVISOR CLASS (SYMBOL: N/A)                  CHANGE   10/31/08   10/31/07
---------------------------                  ------   --------   --------
Net Asset Value (NAV)                        -$5.44     $9.06     $14.50
DISTRIBUTIONS (11/1/07-10/31/08)
Dividend Income                    $0.1732
Long-Term Capital Gain             $0.0048
   TOTAL                           $0.1780


                               10 | Annual Report

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; ADVISOR
CLASS: NO SALES CHARGES.

                                                                     INCEPTION
CLASS A                                         1-YEAR    5-YEAR     (7/31/01)
-------                                        -------   ---------   ---------
Cumulative Total Return(2)                      -36.80%    -10.41%     -4.14%
Average Annual Total Return(3)                  -40.42%     -3.32%     -1.39%
Value of $10,000 Investment(4)                 $ 5,958    $ 8,445     $9,034
Avg. Ann. Total Return (9/30/08)(5)             -26.45%     +0.87%     +0.96%
   Total Annual Operating Expenses(6)   1.84%

                                                                   INCEPTION
CLASS B                                         1-YEAR    5-YEAR   (7/31/01)
-------                                        -------   -------   ---------
Cumulative Total Return(2)                      -37.28%   -13.59%    -8.75%
Average Annual Total Return(3)                  -39.79%    -3.26%    -1.25%
Value of $10,000 Investment(4)                 $ 6,021   $ 8,472    $9,125
Avg. Ann. Total Return (9/30/08)(5)             -25.63%    +1.00%    +1.11%
   Total Annual Operating Expenses(6)   2.50%

                                                                   INCEPTION
ADVISOR CLASS(7)                                1-YEAR    5-YEAR   (7/31/01)
----------------                               -------   -------   ---------
Cumulative Total Return(2)                      -36.65%   -9.26%     -2.91%
Average Annual Total Return(3)                  -36.65%   -1.92%     -0.41%
Value of $10,000 Investment(4)                 $ 6,335   $9,074     $9,709
Avg. Ann. Total Return (9/30/08)(5)             -21.71%   +2.36%     +1.99%
   Total Annual Operating Expenses(6)   1.50%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                               Annual Report | 11

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT(1)

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A                     10/31/08
-------                     --------
1-Year                       -40.42%
5-Year                        -3.32%
Since Inception (7/31/01)     -1.39%

                              (PERFORMANCE GRAPH)

             TEMPLETON GLOBAL
                LONG-SHORT      MSCI WORLD
   DATE       FUND - CLASS A      INDEX
----------   ----------------   ----------
 7/31/2001        $ 9,425         $10,000
 8/31/2001        $ 9,397         $ 9,522
 9/30/2001        $ 9,604         $ 8,684
10/31/2001        $ 9,557         $ 8,851
11/30/2001        $ 9,623         $ 9,376
12/31/2001        $ 9,595         $ 9,436
 1/31/2002        $ 9,538         $ 9,152
 2/28/2002        $ 9,566         $ 9,074
 3/31/2002        $10,038         $ 9,495
 4/30/2002        $10,179         $ 9,158
 5/31/2002        $10,245         $ 9,180
 6/30/2002        $ 9,906         $ 8,625
 7/31/2002        $ 9,632         $ 7,899
 8/31/2002        $ 9,661         $ 7,915
 9/30/2002        $ 9,576         $ 7,046
10/31/2002        $ 9,585         $ 7,568
11/30/2002        $ 9,661         $ 7,977
12/31/2002        $ 9,482         $ 7,592
 1/31/2003        $ 9,255         $ 7,363
 2/28/2003        $ 9,199         $ 7,237
 3/31/2003        $ 9,057         $ 7,217
 4/30/2003        $ 8,982         $ 7,862
 5/31/2003        $ 9,180         $ 8,315
 6/30/2003        $ 9,293         $ 8,462
 7/31/2003        $ 9,510         $ 8,635
 8/31/2003        $ 9,680         $ 8,824
 9/30/2003        $ 9,661         $ 8,880
10/31/2003        $10,085         $ 9,409
11/30/2003        $10,104         $ 9,554
12/31/2003        $10,490         $10,156
 1/31/2004        $10,613         $10,321
 2/29/2004        $10,763         $10,498
 3/31/2004        $10,792         $10,432
 4/30/2004        $10,537         $10,224
 5/31/2004        $10,518         $10,324
 6/30/2004        $10,509         $10,541
 7/31/2004        $10,254         $10,199
 8/31/2004        $10,273         $10,248
 9/30/2004        $10,481         $10,445
10/31/2004        $10,566         $10,704
11/30/2004        $10,886         $11,271
12/31/2004        $10,977         $11,704
 1/31/2005        $10,844         $11,443
 2/28/2005        $11,082         $11,811
 3/31/2005        $10,987         $11,586
 4/30/2005        $10,749         $11,342
 5/31/2005        $10,720         $11,552
 6/30/2005        $10,815         $11,657
 7/31/2005        $11,053         $12,067
 8/31/2005        $11,044         $12,163
 9/30/2005        $11,148         $12,483
10/31/2005        $10,815         $12,183
11/30/2005        $10,987         $12,595
12/31/2005        $11,342         $12,877
 1/31/2006        $11,738         $13,455
 2/28/2006        $11,747         $13,440
 3/31/2006        $11,979         $13,742
 4/30/2006        $12,326         $14,167
 5/31/2006        $12,220         $13,695
 6/30/2006        $12,046         $13,697
 7/31/2006        $12,104         $13,786
 8/31/2006        $12,297         $14,150
 9/30/2006        $12,394         $14,323
10/31/2006        $12,538         $14,852
11/30/2006        $12,760         $15,223
12/31/2006        $12,970         $15,537
 1/31/2007        $13,049         $15,723
 2/28/2007        $12,911         $15,648
 3/31/2007        $13,099         $15,941
 4/30/2007        $13,553         $16,654
 5/31/2007        $13,730         $17,137
 6/30/2007        $13,839         $17,010
 7/31/2007        $13,711         $16,637
 8/31/2007        $13,375         $16,632
 9/30/2007        $13,721         $17,428
10/31/2007        $14,293         $17,967
11/30/2007        $14,046         $17,240
12/31/2007        $14,169         $17,023
 1/31/2008        $13,202         $15,726
 2/29/2008        $12,803         $15,643
 3/31/2008        $12,583         $15,500
 4/30/2008        $13,122         $16,327
 5/31/2008        $13,212         $16,597
 6/30/2008        $12,374         $15,279
 7/31/2008        $12,075         $14,909
 8/31/2008        $11,895         $14,707
 9/30/2008        $10,709         $12,964
10/31/2008        $ 9,034         $10,509

AVERAGE ANNUAL TOTAL RETURN

CLASS B                     10/31/08
-------                     --------
1-Year                       -39.79%
5-Year                        -3.26%
Since Inception (7/31/01)     -1.25%

                              (PERFORMANCE GRAPH)

             TEMPLETON GLOBAL
                LONG-SHORT      MSCI WORLD
   DATE       FUND - CLASS B       INDEX
----------   ----------------   ----------
 7/31/2001         $10,000        $10,000
 8/31/2001         $ 9,970        $ 9,522
 9/30/2001         $10,190        $ 8,684
10/31/2001         $10,140        $ 8,851
11/30/2001         $10,210        $ 9,376
12/31/2001         $10,170        $ 9,436
 1/31/2002         $10,100        $ 9,152
 2/28/2002         $10,130        $ 9,074
 3/31/2002         $10,620        $ 9,495
 4/30/2002         $10,770        $ 9,158
 5/31/2002         $10,830        $ 9,180
 6/30/2002         $10,460        $ 8,625
 7/31/2002         $10,170        $ 7,899
 8/31/2002         $10,200        $ 7,915
 9/30/2002         $10,090        $ 7,046
10/31/2002         $10,100        $ 7,568
11/30/2002         $10,180        $ 7,977
12/31/2002         $ 9,980        $ 7,592
 1/31/2003         $ 9,740        $ 7,363
 2/28/2003         $ 9,680        $ 7,237
 3/31/2003         $ 9,510        $ 7,217
 4/30/2003         $ 9,430        $ 7,862
 5/31/2003         $ 9,630        $ 8,315
 6/30/2003         $ 9,740        $ 8,462
 7/31/2003         $ 9,970        $ 8,635
 8/31/2003         $10,140        $ 8,824
 9/30/2003         $10,110        $ 8,880
10/31/2003         $10,560        $ 9,409
11/30/2003         $10,570        $ 9,554
12/31/2003         $10,970        $10,156
 1/31/2004         $11,080        $10,321
 2/29/2004         $11,240        $10,498
 3/31/2004         $11,260        $10,432
 4/30/2004         $10,980        $10,224
 5/31/2004         $10,970        $10,324
 6/30/2004         $10,950        $10,541
 7/31/2004         $10,670        $10,199
 8/31/2004         $10,690        $10,248
 9/30/2004         $10,900        $10,445
10/31/2004         $10,980        $10,704
11/30/2004         $11,310        $11,271
12/31/2004         $11,393        $11,704
 1/31/2005         $11,253        $11,443
 2/28/2005         $11,493        $11,811
 3/31/2005         $11,393        $11,586
 4/30/2005         $11,143        $11,342
 5/31/2005         $11,103        $11,552
 6/30/2005         $11,193        $11,657
 7/31/2005         $11,433        $12,067
 8/31/2005         $11,413        $12,163
 9/30/2005         $11,524        $12,483
10/31/2005         $11,173        $12,183
11/30/2005         $11,333        $12,595
12/31/2005         $11,694        $12,877
 1/31/2006         $12,097        $13,455
 2/28/2006         $12,097        $13,440
 3/31/2006         $12,329        $13,742
 4/30/2006         $12,681        $14,167
 5/31/2006         $12,561        $13,695
 6/30/2006         $12,369        $13,697
 7/31/2006         $12,430        $13,786
 8/31/2006         $12,621        $14,150
 9/30/2006         $12,712        $14,323
10/31/2006         $12,843        $14,852
11/30/2006         $13,074        $15,223
12/31/2006         $13,281        $15,537
 1/31/2007         $13,352        $15,723
 2/28/2007         $13,209        $15,648
 3/31/2007         $13,393        $15,941
 4/30/2007         $13,843        $16,654
 5/31/2007         $14,017        $17,137
 6/30/2007         $14,120        $17,010
 7/31/2007         $13,987        $16,637
 8/31/2007         $13,628        $16,632
 9/30/2007         $13,976        $17,428
10/31/2007         $14,549        $17,967
11/30/2007         $14,294        $17,240
12/31/2007         $14,405        $17,023
 1/31/2008         $13,421        $15,726
 2/29/2008         $13,011        $15,643
 3/31/2008         $12,785        $15,500
 4/30/2008         $13,318        $16,327
 5/31/2008         $13,400        $16,597
 6/30/2008         $12,549        $15,279
 7/31/2008         $12,231        $14,909
 8/31/2008         $12,047        $14,707
 9/30/2008         $10,827        $12,964
10/31/2008         $ 9,125        $10,509


                               12 | Annual Report

                              (PERFORMANCE GRAPH)

             TEMPLETON GLOBAL
                LONG-SHORT
              FUND - ADVISOR     MSCI WORLD
   DATE           CLASS            INDEX
----------   ----------------    ----------
 7/31/2001       $10,000           $10,000
 8/31/2001       $ 9,970           $ 9,522
 9/30/2001       $10,190           $ 8,684
10/31/2001       $10,140           $ 8,851
11/30/2001       $10,210           $ 9,376
12/31/2001       $10,180           $ 9,436
 1/31/2002       $10,120           $ 9,152
 2/28/2002       $10,150           $ 9,074
 3/31/2002       $10,650           $ 9,495
 4/30/2002       $10,800           $ 9,158
 5/31/2002       $10,870           $ 9,180
 6/30/2002       $10,510           $ 8,625
 7/31/2002       $10,220           $ 7,899
 8/31/2002       $10,250           $ 7,915
 9/30/2002       $10,160           $ 7,046
10/31/2002       $10,170           $ 7,568
11/30/2002       $10,250           $ 7,977
12/31/2002       $10,060           $ 7,592
 1/31/2003       $ 9,820           $ 7,363
 2/28/2003       $ 9,760           $ 7,237
 3/31/2003       $ 9,610           $ 7,217
 4/30/2003       $ 9,530           $ 7,862
 5/31/2003       $ 9,740           $ 8,315
 6/30/2003       $ 9,860           $ 8,462
 7/31/2003       $10,090           $ 8,635
 8/31/2003       $10,270           $ 8,824
 9/30/2003       $10,250           $ 8,880
10/31/2003       $10,700           $ 9,409
11/30/2003       $10,720           $ 9,554
12/31/2003       $11,130           $10,156
 1/31/2004       $11,260           $10,321
 2/29/2004       $11,420           $10,498
 3/31/2004       $11,450           $10,432
 4/30/2004       $11,180           $10,224
 5/31/2004       $11,160           $10,324
 6/30/2004       $11,150           $10,541
 7/31/2004       $10,880           $10,199
 8/31/2004       $10,900           $10,248
 9/30/2004       $11,120           $10,445
10/31/2004       $11,220           $10,704
11/30/2004       $11,570           $11,271
12/31/2004       $11,661           $11,704
 1/31/2005       $11,529           $11,443
 2/28/2005       $11,772           $11,811
 3/31/2005       $11,691           $11,586
 4/30/2005       $11,438           $11,342
 5/31/2005       $11,407           $11,552
 6/30/2005       $11,509           $11,657
 7/31/2005       $11,772           $12,067
 8/31/2005       $11,772           $12,163
 9/30/2005       $11,884           $12,483
10/31/2005       $11,529           $12,183
11/30/2005       $11,712           $12,595
12/31/2005       $12,087           $12,877
 1/31/2006       $12,520           $13,455
 2/28/2006       $12,530           $13,440
 3/31/2006       $12,788           $13,742
 4/30/2006       $13,159           $14,167
 5/31/2006       $13,046           $13,695
 6/30/2006       $12,860           $13,697
 7/31/2006       $12,932           $13,786
 8/31/2006       $13,138           $14,150
 9/30/2006       $13,241           $14,323
10/31/2006       $13,396           $14,852
11/30/2006       $13,643           $15,223
12/31/2006       $13,867           $15,537
 1/31/2007       $13,963           $15,723
 2/28/2007       $13,815           $15,648
 3/31/2007       $14,026           $15,941
 4/30/2007       $14,512           $16,654
 5/31/2007       $14,703           $17,137
 6/30/2007       $14,819           $17,010
 7/31/2007       $14,692           $16,637
 8/31/2007       $14,333           $16,632
 9/30/2007       $14,713           $17,428
10/31/2007       $15,326           $17,967
11/30/2007       $15,072           $17,240
12/31/2007       $15,201           $17,023
 1/31/2008       $14,173           $15,726
 2/29/2008       $13,745           $15,643
 3/31/2008       $13,520           $15,500
 4/30/2008       $14,098           $16,327
 5/31/2008       $14,194           $16,597
 6/30/2008       $13,306           $15,279
 7/31/2008       $12,985           $14,909
 8/31/2008       $12,792           $14,707
 9/30/2008       $11,518           $12,964
10/31/2008       $ 9,709           $10,509

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS(7)            10/31/08
----------------            --------
1-Year                       -36.65%
5-Year                        -1.92%
Since Inception (7/31/01)     -0.41%

ENDNOTES

THE FUND'S INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH THE FUND'S LONG-SHORT INVESTMENT STRATEGY, MARKET CONDITIONS, CURRENCY EXCHANGE RATES AND ECONOMIC, SOCIAL AND POLITICAL CLIMATES OF COUNTRIES WHERE THE FUND INVESTS. INVESTMENTS IN DEVELOPING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS. IN ADDITION, HISTORICALLY, SMALL-CAP STOCKS HAVE PROVEN MORE VOLATILE THAN LARGE-CAP SECURITIES, ESPECIALLY OVER THE SHORT TERM. ALTHOUGH THE FUND INTENDS TO REDUCE RISK BY HAVING BOTH LONG AND SHORT POSITIONS, IT IS POSSIBLE THE FUND'S LONG POSITIONS WILL DECLINE IN VALUE AT THE SAME TIME THE VALUE OF STOCKS SOLD SHORT INCREASES, THEREBY INCREASING THE POTENTIAL FOR LOSS. ALSO, THE FUND MAY NOT ALWAYS BE ABLE TO COVER A SHORT POSITION AT A PARTICULAR TIME OR AT AN ACCEPTABLE PRICE; LOSSES FROM SHORT SALES MAY BE UNLIMITED. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(4.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(5.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(6.) Figures are as stated in the Fund's prospectus current as of the date of this report.

(7.) Effective 8/2/04, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 8/2/04, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 8/1/04, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 8/2/04 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were -10.84% and -2.67%.

(8.) Source: (C) 2008 Morningstar. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets.


                               Annual Report | 13

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               14 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                              VALUE 5/1/08     VALUE 10/31/08   PERIOD* 5/1/08-10/31/08
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $  688.40             $14.98
Hypothetical (5% return before expenses)         $1,000           $1,007.39             $17.81
CLASS B
Actual                                           $1,000           $  685.10             $18.13
Hypothetical (5% return before expenses)         $1,000           $1,003.62             $21.56
ADVISOR CLASS
Actual                                           $1,000           $  688.70             $13.92
Hypothetical (5% return before expenses)         $1,000           $1,008.65             $16.56

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 3.53%; B: 4.28%; and Advisor: 3.28%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.


                               Annual Report | 15

Franklin Templeton International Trust

FINANCIAL HIGHLIGHTS

TEMPLETON GLOBAL LONG-SHORT FUND

                                                                                YEAR ENDED OCTOBER 31,
                                                           -------------------------------------------------------------
CLASS A                                                      2008        2007          2006          2005         2004
-------                                                    -------     --------      --------      -------      --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .....................   $ 14.48     $  12.99      $  11.36      $ 11.21      $  10.70
                                                           -------     --------      --------      -------      --------
Income from investment operations(a):
   Net investment income(b) ............................      0.04         0.18          0.22         0.12          0.11
   Net realized and unrealized gains (losses) ..........     (5.34)        1.61          1.56         0.15          0.40
                                                           -------     --------      --------      -------      --------
Total from investment operations .......................     (5.30)        1.79          1.78         0.27          0.51
                                                           -------     --------      --------      -------      --------
Less distributions from:
   Net investment income ...............................     (0.14)       (0.18)        (0.15)       (0.12)           --
   Net realized gains ..................................        --(c)     (0.12)           --           --            --
                                                           -------     --------      --------      -------      --------
Total distributions ....................................     (0.14)       (0.30)        (0.15)       (0.12)           --
                                                           -------     --------      --------      -------      --------
Redemption fees(c, d) ..................................        --           --            --           --            --
                                                           -------     --------      --------      -------      --------
Net asset value, end of year ...........................   $  9.04     $  14.48      $  12.99      $ 11.36      $  11.21
                                                           =======     ========      ========      =======      ========
Total return(e) ........................................    (36.80)%      13.99%        15.93%        2.37%         4.77%
RATIOS TO AVERAGE NET ASSETS
Expenses before waiver and payments by affiliates and
   expense reduction ...................................      3.12%        2.25%         1.63%        1.58%         1.52%
Expenses net of waiver and payments by affiliates and
   expense reduction ...................................      3.11%        2.25%(f)      1.63%(f)     1.58%(f)      1.33%(f)
Ratios to average net assets, excluding dividend expense
   on securities sold short:
   Expenses before waiver and payments by affiliates and
      expense reduction ................................      2.48%        1.84%         1.36%        1.23%         1.30%
   Expenses net of waiver and payments by affiliates and
      expense reduction .................................     2.47%        1.84%(f)      1.36%(f)     1.23%(f)      1.11%(f)
Net investment income ..................................      0.28%        1.30%         1.80%        1.09%         0.98%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ........................   $98,877     $276,342      $141,335      $92,835      $113,850
Portfolio turnover rate ................................     86.47%       93.83%       133.06%      111.52%       200.64%
Portfolio turnover rate excluding short sales ..........     36.45%       33.18%        66.20%       71.34%        74.62%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               16 | Annual Report

Franklin Templeton International Trust

TEMPLETON GLOBAL LONG-SHORT FUND

                                                                                YEAR ENDED OCTOBER 31,
                                                           ----------------------------------------------------------
CLASS B                                                      2008        2007         2006         2005         2004
-------                                                    -------     -------      -------      -------      -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .....................   $ 14.22     $ 12.75      $ 11.14      $ 10.98      $ 10.55
                                                           -------     -------      -------      -------      -------
Income from investment operations(a):
   Net investment income (loss)(b) .....................     (0.05)       0.08         0.14         0.04         0.03
   Net realized and unrealized gains (losses) ..........     (5.26)       1.59         1.53         0.14         0.40
                                                           -------     -------      -------      -------      -------
Total from investment operations .......................     (5.31)       1.67         1.67         0.18         0.43
                                                           -------     -------      -------      -------      -------
Less distributions from:
   Net investment income ...............................     (0.02)      (0.08)       (0.06)       (0.02)          --
   Net realized gains ..................................        --(c)    (0.12)          --           --           --
                                                           -------     -------      -------      -------      -------
Total distributions ....................................     (0.02)      (0.20)       (0.06)       (0.02)          --
                                                           -------     -------      -------      -------      -------
Redemption fees(c, d) ..................................        --          --           --           --           --
                                                           -------     -------      -------      -------      -------
Net asset value, end of year ...........................   $  8.89     $ 14.22      $ 12.75      $ 11.14      $ 10.98
                                                           =======     =======      =======      =======      =======
Total return(e) ........................................    (37.28)%     13.29%       14.95%        1.76%        4.08%
RATIOS TO AVERAGE NET ASSETS
Expenses before waiver and payments by affiliates and
   expense reduction ...................................      3.81%       2.91%        2.35%        2.28%        2.19%
Expenses net of waiver and payments by affiliates and
   expense reduction ...................................      3.80%       2.91%(f)     2.35%(f)     2.28%(f)     2.00%(f)
Ratios to average net assets, excluding dividend expense
   on securities sold short:
   Expenses before waiver and payments by affiliates and
      expense reduction ................................      3.17%       2.50%        2.08%        1.93%        1.97%
   Expenses net of waiver and payments by affiliates and
      expense reduction ................................      3.16%       2.50%(f)     2.08%(f)     1.93%(f)     1.78%(f)
Net investment income (loss) ...........................     (0.41)%      0.64%        1.08%        0.39%        0.31%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ........................   $15,483     $32,184      $34,799      $36,590      $44,202
Portfolio turnover rate ................................     86.47%      93.83%      133.06%      111.52%      200.64%
Portfolio turnover rate excluding short sales ..........     36.45%      33.18%       66.20%       71.34%       74.62%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.



(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 17

Franklin Templeton International Trust

TEMPLETON GLOBAL LONG-SHORT FUND

                                                                               YEAR ENDED OCTOBER 31,
                                                           ---------------------------------------------------------
ADVISOR CLASS                                                2008       2007         2006         2005       2004(a)
-------------                                              -------     ------      -------      -------      -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .....................   $ 14.50     $13.00      $ 11.37      $ 11.22      $ 10.89
                                                           -------     ------      -------      -------      -------
Income from investment operations(b):
   Net investment income(c) ............................      0.07       0.22         0.26         0.19         0.03
   Net realized and unrealized gains (losses) ..........     (5.34)      1.61         1.56         0.12         0.30
                                                           -------     ------      -------      -------      -------
Total from investment operations .......................     (5.27)      1.83         1.82         0.31         0.33
                                                           -------     ------      -------      -------      -------
Less distributions from:
   Net investment income ...............................     (0.17)     (0.21)       (0.19)       (0.16)          --


   Net realized gains ..................................        --(d)   (0.12)          --           --           --
                                                           -------     ------      -------      -------      -------
Total distributions ....................................     (0.17)     (0.33)       (0.19)       (0.16)          --
                                                           -------     ------      -------      -------      -------
Redemption fees(d, e) ..................................        --         --           --           --           --
                                                           -------     ------      -------      -------      -------
Net asset value, end of year ...........................   $  9.06     $14.50      $ 13.00      $ 11.37      $ 11.22
                                                           =======     ======      =======      =======      =======
Total return(f) ........................................    (36.65)%    14.41%       16.19%        2.75%        3.03%
RATIOS TO AVERAGE NET ASSETS
Expenses before waiver and payments by affiliates and
   expense reduction ...................................      2.81%      1.91%        1.35%        1.28%        1.20%
Expenses net of waiver and payments by affiliates and
   expense reduction ...................................      2.80%      1.91%(h)     1.35%(h)     1.28%(h)     1.01%(h)
Ratios to average net assets, excluding dividend expense
   on securities sold short:
   Expenses before waiver and payments by affiliates and
      expense reduction ................................      2.17%      1.50%        1.08%        0.93%        0.98%
   Expenses net of waiver and payments by affiliates and
      expense reduction ................................      2.16%      1.50%(h)     1.08%(h)     0.93%(h)     0.79%(h)
Net investment income ..................................      0.59%      1.64%        2.08%        1.39%        1.30%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ........................   $ 3,282     $7,440      $ 3,654      $ 3,096      $   366
Portfolio turnover rate ................................     86.47%     93.83%      133.06%      111.52%      200.64%
Portfolio turnover rate excluding short sales ..........     36.45%     33.18%       66.20%       71.34%       74.62%

(a)  For the period August 2, 2004 (effective date) to October 31, 2004.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f)  Total return is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

(h)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               18 | Annual Report

Franklin Templeton International Trust

STATEMENT OF INVESTMENTS, OCTOBER 31, 2008

       TEMPLETON GLOBAL LONG-SHORT FUND                           INDUSTRY                        SHARES         VALUE
       --------------------------------        ----------------------------------------------   ----------   ------------
       COMMON STOCKS 90.2%
       AUSTRALIA 0.5%
       Alumina Ltd. ........................                  Metals & Mining                      378,300   $    533,688
                                                                                                             ------------
       AUSTRIA 1.7%
       Telekom Austria AG ..................       Diversified Telecommunication Services          167,570      2,050,655
                                                                                                             ------------
       BERMUDA 1.3%
   (a) Invesco Ltd. ........................                  Capital Markets                       99,720      1,486,825
                                                                                                             ------------
       BRAZIL 0.2%
       Embraer-Empresa Brasileira de
          Aeronautica SA, ADR ..............                Aerospace & Defense                     11,982        250,663
                                                                                                             ------------
       FRANCE 6.9%
       France Telecom SA ...................       Diversified Telecommunication Services          114,620      2,878,404
       Compagnie Generale des Etablissements
          Michelin, B ......................                  Auto Components                       20,290      1,037,562
       Sanofi-Aventis ......................                  Pharmaceuticals                       38,950      2,454,274
       Vivendi SA ..........................                       Media                            68,320      1,777,090
                                                                                                             ------------
                                                                                                                8,147,330
                                                                                                             ------------
       GERMANY 3.2%
       Bayerische Motoren Werke AG .........                    Automobiles                         37,160        954,026
   (b) Infineon Technologies AG ............      Semiconductors & Semiconductor Equipment         347,250      1,097,789
       Siemens AG ..........................              Industrial Conglomerates                  28,820      1,743,600
                                                                                                             ------------
                                                                                                                3,795,415
                                                                                                             ------------
       ISRAEL 1.2%
   (b) Check Point Software Technologies
          Ltd. .............................                      Software                          66,996      1,354,659
                                                                                                             ------------
       ITALY 3.7%
       Eni SpA .............................            Oil, Gas & Consumable Fuels                 73,908      1,745,790
       Intesa Sanpaolo SpA .................                  Commercial Banks                     392,850      1,423,483
       UniCredit SpA .......................                  Commercial Banks                     508,050      1,223,386
                                                                                                             ------------
                                                                                                                4,392,659
                                                                                                             ------------
       JAPAN 5.1%
       FUJIFILM Holdings Corp. .............   Electronic Equipment, Instruments & Components       72,300      1,664,625
       Olympus Corp. .......................          Health Care Equipment & Supplies              54,450      1,049,510
       Sohgo Security Services Co. Ltd. ....           Commercial Services & Supplies              153,700      1,437,477
       Toyota Motor Corp. ..................                    Automobiles                         46,055      1,798,764
                                                                                                             ------------
                                                                                                                5,950,376
                                                                                                             ------------
       NETHERLANDS 1.6%
       ING Groep NV ........................           Diversified Financial Services               97,790        901,899
       Randstad Holding NV .................               Professional Services                    52,590      1,015,978
                                                                                                             ------------
                                                                                                                1,917,877
                                                                                                             ------------
       NORWAY 1.4%
       Aker Solutions ASA ..................            Energy Equipment & Services                 60,570        327,992
       Telenor ASA .........................       Diversified Telecommunication Services          214,340      1,270,526
                                                                                                             ------------
                                                                                                                1,598,518
                                                                                                             ------------
       PORTUGAL 0.2%
       Banco Espirito Santo SA .............                  Commercial Banks                      27,741        265,221
                                                                                                             ------------


                               Annual Report | 19

Franklin Templeton International Trust

       TEMPLETON GLOBAL LONG-SHORT FUND                           INDUSTRY                        SHARES         VALUE
       --------------------------------        ----------------------------------------------   ----------   ------------
       COMMON STOCKS (CONTINUED)
       RUSSIA 0.9%
       Gazprom, ADR ........................             Oil, Gas & Consumable Fuels                51,640   $  1,056,038
                                                                                                             ------------
       SINGAPORE 0.9%
   (b) Flextronics International Ltd. ......   Electronic Equipment, Instruments & Components      244,140      1,020,505
                                                                                                             ------------
       SOUTH KOREA 3.6%
       Hana Financial Group Inc. ...........                  Commercial Banks                      59,691        950,874
       Samsung Electronics Co. Ltd. ........      Semiconductors & Semiconductor Equipment           4,920      2,080,655
       Shinhan Financial Group Co. Ltd. ....                  Commercial Banks                      47,020      1,147,451
                                                                                                             ------------
                                                                                                                4,178,980
                                                                                                             ------------
       SPAIN 1.5%
       Telefonica SA .......................       Diversified Telecommunication Services           93,800      1,724,222
                                                                                                             ------------
       SWITZERLAND 1.8%
       Adecco SA ...........................                Professional Services                   48,620      1,683,435
       Roche Holding AG ....................                   Pharmaceuticals                       3,072        468,498
                                                                                                             ------------
                                                                                                                2,151,933
                                                                                                             ------------
       TAIWAN 2.6%
   (c) Compal Electronics Inc., GDR,
          Reg S ............................               Computers & Peripherals                 238,235        855,869
       Mega Financial Holding Co. Ltd. .....                  Commercial Banks                   3,730,000      1,034,698
       Taiwan Semiconductor Manufacturing
          Co. Ltd., ADR ....................      Semiconductors & Semiconductor Equipment         146,504      1,210,123
                                                                                                             ------------
                                                                                                                3,100,690
                                                                                                             ------------
       TURKEY 1.5%
       Turkcell Iletisim Hizmetleri AS,
          ADR ..............................         Wireless Telecommunication Services           144,160      1,768,843
                                                                                                             ------------
       UNITED KINGDOM 17.9%
       Aviva PLC ...........................                      Insurance                        206,780      1,233,062
       BAE Systems PLC .....................                 Aerospace & Defense                   280,753      1,577,612
       BP PLC ..............................             Oil, Gas & Consumable Fuels               306,318      2,530,656
       British Sky Broadcasting Group PLC ..                        Media                          218,605      1,329,878
       G4S PLC .............................           Commercial Services & Supplies              521,039      1,577,579
       GlaxoSmithKline PLC .................                   Pharmaceuticals                     108,959      2,093,973
       Kingfisher PLC ......................                  Specialty Retail                     973,936      1,797,080
       Pearson PLC .........................                        Media                          145,163      1,445,421
       Premier Foods PLC ...................                    Food Products                    1,080,230        478,832
       Royal Bank of Scotland Group PLC ....                  Commercial Banks                     498,700        549,156
       Royal Dutch Shell PLC, B ............             Oil, Gas & Consumable Fuels                81,638      2,212,664
       Vodafone Group PLC ..................         Wireless Telecommunication Services         1,265,166      2,433,065
       William Morrison Supermarkets PLC ...              Food & Staples Retailing                 254,659      1,083,986
       Yell Group PLC ......................                        Media                          756,630        750,693
                                                                                                             ------------
                                                                                                               21,093,657
                                                                                                             ------------
       UNITED STATES 32.5%
       3M Co. ..............................              Industrial Conglomerates                   4,671        300,345
       American International Group Inc. ...                      Insurance                         97,160        185,576
(a, b) Amgen Inc. ..........................                    Biotechnology                       33,000      1,976,370
   (a) Aon Corp. ...........................                      Insurance                         35,840      1,516,032
   (b) Arris Group Inc. ....................              Communications Equipment                  24,696        170,649
       CapitalSource Inc. ..................            Real Estate Investment Trusts               29,176        215,902


                               20 | Annual Report

Franklin Templeton International Trust

       TEMPLETON GLOBAL LONG-SHORT FUND                           INDUSTRY                        SHARES         VALUE
       --------------------------------        ----------------------------------------------   ----------   ------------
       COMMON STOCKS (CONTINUED)
       UNITED STATES (CONTINUED)
       Carnival Corp. ......................           Hotels, Restaurants & Leisure                11,436   $    290,474
(a, b) Cisco Systems Inc. ..................              Communications Equipment                 147,880      2,627,828
   (a) Comcast Corp. .......................                       Media                           119,310      1,880,326
       Covidien Ltd. .......................          Health Care Equipment & Supplies              35,750      1,583,367
       E. I. du Pont de Nemours and Co. ....                     Chemicals                          40,270      1,288,640
   (a) El Paso Corp. .......................            Oil, Gas & Consumable Fuels                136,060      1,319,782
       FedEx Corp. .........................              Air Freight & Logistics                   15,109        987,675
       FirstEnergy Corp. ...................                 Electric Utilities                      4,868        253,915
   (b) FormFactor Inc. .....................      Semiconductors & Semiconductor Equipment          15,800        275,236
       The Gap Inc. ........................                  Specialty Retail                      68,690        888,849
       General Electric Co. ................              Industrial Conglomerates                 109,270      2,131,858
   (b) Hansen Natural Corp. ................                     Beverages                          12,323        312,018
   (b) Helix Energy Solutions Group Inc. ...            Energy Equipment & Services                 13,159        138,959
       IBERIABANK Corp. ....................                  Commercial Banks                       4,243        216,138
       Lowe's Cos. Inc. ....................                  Specialty Retail                      13,768        298,766
   (a) Merck & Co. Inc. ....................                  Pharmaceuticals                       86,130      2,665,723
   (a) Microsoft Corp. .....................                      Software                         131,520      2,936,842
       News Corp., A .......................                       Media                           207,960      2,212,694
(a, b) Oracle Corp. ........................                      Software                         126,410      2,312,039
       PepsiCo Inc. ........................                     Beverages                           5,440        310,134
       Pfizer Inc. .........................                  Pharmaceuticals                      120,190      2,128,565
       Progressive Corp. ...................                     Insurance                         139,460      1,990,094
       Schering-Plough Corp. ...............                  Pharmaceuticals                       18,393        266,515
   (b) Scientific Games Corp., A ...........           Hotels, Restaurants & Leisure                11,836        213,048
       Sprint Nextel Corp. .................        Wireless Telecommunication Services            209,350        655,266
       Target Corp. ........................                  Multiline Retail                      11,015        441,922
       Torchmark Corp. .....................                     Insurance                          40,740      1,701,710
       Tyco Electronics Ltd. ...............   Electronic Equipment, Instruments & Components       35,750        694,980
       Tyco International Ltd. .............              Industrial Conglomerates                  35,750        903,760
                                                                                                             ------------
                                                                                                               38,291,997
                                                                                                             ============
       TOTAL COMMON STOCKS
          (COST $168,583,138) ..............                                                                  106,130,751
                                                                                                             ------------

                                                                                                 PRINCIPAL
                                                                                                  AMOUNT
                                                                                                ----------
       SHORT TERM INVESTMENTS
          (COST $9,000,000) 7.7%
       TIME DEPOSITS 7.7%
       UNITED STATES 7.7%
       Dresdner Bank AG, 0.15%, 11/03/08 ...                                                    $9,000,000      9,000,000
                                                                                                             ------------
    TOTAL INVESTMENTS (COST $177,583,138)
       97.9% ...............................                                                                  115,130,751
       SECURITIES SOLD SHORT (13.3)% .......                                                                  (15,661,210)
       OTHER ASSETS, LESS LIABILITIES
          15.4% ............................                                                                   18,171,599
                                                                                                             ------------
       NET ASSETS 100.0% ...................                                                                 $117,641,140
                                                                                                             ============


                               Annual Report | 21

Franklin Templeton International Trust

       TEMPLETON GLOBAL LONG-SHORT FUND                           INDUSTRY                        SHARES         VALUE
       -------------------------------------   ----------------------------------------------   ----------   ------------
(d)    SECURITIES SOLD SHORT 13.3%
       GERMANY 1.1%
       iShares MSCI Germany Index Fund .....           Diversified Financial Services             69,491     $  1,284,194
                                                                                                             ------------
       ITALY 1.1%
       iShares MSCI Italy Index Fund .......           Diversified Financial Services             75,990        1,251,555
                                                                                                             ------------
       SOUTH KOREA 0.9%
       iShares MSCI South Korea Index
          Fund .............................           Diversified Financial Services             38,630        1,087,048
                                                                                                             ------------
       SWITZERLAND 1.2%
       iShares MSCI Switzerland Index
          Fund .............................           Diversified Financial Services             74,440        1,367,463
                                                                                                             ------------
       UNITED KINGDOM 1.6%
       iShares MSCI United Kingdom Index
          Fund .............................           Diversified Financial Services             95,940        1,281,758
       Thomson Reuters PLC .................                        Media                         36,440          631,192
                                                                                                             ------------
                                                                                                                1,912,950
                                                                                                             ------------
       UNITED STATES 7.4%
       Career Education Corp. ..............            Diversified Consumer Services             42,440          670,976
       CoStar Group Inc. ...................                Professional Services                 36,340        1,308,967
       Ishares S&P Global Healthcare Sector
          Index Fund .......................           Diversified Financial Services             47,360        2,122,675
       Meredith Corp. ......................                        Media                         32,420          627,976
       Powershares QQQ Nasdaq 100 ..........           Diversified Financial Services             60,499        1,989,812
       SPDR Trust Series 1 .................           Diversified Financial Services             21,043        2,037,594
                                                                                                             ------------
                                                                                                                8,758,000
                                                                                                             ------------
       TOTAL SECURITIES SOLD SHORT
          (PROCEEDS $15,218,534) ...........                                                                 $ 15,661,210
                                                                                                             ============

SELECTED PORTFOLIO ABBREVIATIONS

ADR  - American Depository Receipt
GDR  - Global Depository Receipt
SPDR - S&P Depository Receipt

(a) Security or a portion of the security has been segregated as collateral for securities sold short. At October 31, 2008, the value of securities pledged amounted to $17,334,602.

(b)  Non-income producing for the twelve months ended October 31, 2008.

(c) Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust's Board of Trustees. At October 31, 2008, the value of this security was $855,869, representing 0.73% of net assets.

(d)  See Note 1(d) regarding securities sold short.

   The accompanying notes are an integral part of these financial statements.


                               22 | Annual Report

Franklin Templeton International Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2008

                                                                               TEMPLETON GLOBAL
                                                                                LONG-SHORT FUND
                                                                               ----------------
Assets:
   Investments in securities:
      Cost .................................................................    $ 177,583,138
                                                                                -------------
      Value ................................................................    $ 115,130,751
   Cash ....................................................................        2,725,749
   Cash on deposit with brokers for securities sold short ..................       15,115,102
   Foreign currency, at value (cost $1,487,994) ............................        1,323,079
   Receivables:
      Investment securities sold ...........................................          600,735
      Capital shares sold ..................................................          121,641
      Dividends and interest ...............................................          365,819
      Affiliates ...........................................................          140,813
                                                                                -------------
         Total assets ......................................................      135,523,689
                                                                                -------------
Liabilities:
   Payables:
      Investment securities purchased ......................................           50,827
      Capital shares redeemed ..............................................        1,590,214
      Affiliates ...........................................................          489,708
   Securities sold short, at value (proceeds $15,218,534) ..................       15,661,210
   Accrued expenses and other liabilities ..................................           90,590
                                                                                -------------
         Total liabilities .................................................       17,882,549
                                                                                -------------
            Net assets, at value ...........................................    $ 117,641,140
                                                                                -------------
Net assets consist of:
   Paid-in capital .........................................................    $ 167,222,965
   Net unrealized appreciation (depreciation) ..............................      (63,072,687)
   Accumulated net realized gain (loss) ....................................       13,490,862
                                                                                -------------
            Net assets, at value ...........................................    $ 117,641,140
                                                                                -------------
CLASS A:
   Net assets, at value ....................................................    $  98,876,845
                                                                                -------------
   Shares outstanding ......................................................       10,941,279
                                                                                -------------
   Net asset value per share(a) ............................................    $        9.04
                                                                                -------------
   Maximum offering price per share (net asset value per share / 94.25%) ...    $        9.59
                                                                                -------------
CLASS B:
   Net assets, at value ....................................................    $  15,482,780
                                                                                -------------
   Shares outstanding ......................................................        1,742,414
                                                                                -------------
   Net asset value and maximum offering price per share(a) .................    $        8.89
                                                                                -------------
ADVISOR CLASS:
   Net assets, at value ....................................................    $   3,281,515
                                                                                -------------
   Shares outstanding ......................................................          362,377
                                                                                -------------
   Net asset value and maximum offering price per share ....................    $        9.06
                                                                                -------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 23

Franklin Templeton International Trust

STATEMENT OF OPERATIONS
for the year ended October 31, 2008

                                                                               TEMPLETON GLOBAL
                                                                                LONG-SHORT FUND
                                                                               ----------------
Investment income:
   Dividends (net of foreign taxes withheld of $589,726) ...................    $   6,792,242
   Interest ................................................................        2,115,732
                                                                                -------------
         Total investment income ...........................................        8,907,974
                                                                                -------------
Expenses:
   Management fees (Note 3a) ...............................................        4,000,674
   Administrative fees (Note 3b) ...........................................          526,193
   Interest expense ........................................................          477,173
   Distribution fees: (Note 3c)
      Class A ..............................................................          711,731
      Class B ..............................................................          256,456
   Transfer agent fees (Note 3e) ...........................................          384,344
   Custodian fees (Note 4) .................................................           46,934
   Reports to shareholders .................................................           79,516
   Registration and filing fees ............................................           85,203
   Professional fees .......................................................           49,326
   Trustees' fees and expenses .............................................           12,954
   Dividends on securities sold short ......................................        1,687,774
   Other ...................................................................           20,684
                                                                                -------------
         Total expenses ....................................................        8,338,962
         Expense reductions (Note 4) .......................................          (20,472)
                                                                                -------------
            Net expenses ...................................................        8,318,490
                                                                                -------------
               Net investment income .......................................          589,484
                                                                                -------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ..........................................................        2,170,836
      Foreign currency transactions ........................................       (1,354,775)
      Securities sold short ................................................       27,620,345
                                                                                -------------
            Net realized gain (loss) .......................................       28,436,406
                                                                                -------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ..........................................................     (126,669,254)
      Translation of other assets and liabilities denominated in foreign
         currencies ........................................................         (209,611)
                                                                                -------------
            Net change in unrealized appreciation (depreciation) ...........     (126,878,865)
                                                                                -------------
Net realized and unrealized gain (loss) ....................................      (98,442,459)
                                                                                -------------
Net increase (decrease) in net assets resulting from operations ............    $ (97,852,975)
                                                                                -------------

   The accompanying notes are an integral part of these financial statements.


                               24 | Annual Report

Franklin Templeton International Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    TEMPLETON GLOBAL
                                                                                                     LONG-SHORT FUND
                                                                                                 YEAR ENDED OCTOBER 31,
                                                                                             -----------------------------
                                                                                                 2008            2007
                                                                                             -------------   -------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ..............................................................   $     589,484   $  2,789,120
      Net realized gain (loss) from investments, foreign currency transactions, and
         securities sold short ...........................................................      28,436,406        122,174
      Net change in unrealized appreciation (depreciation) on investments and
         translation of other assets and liabilities denominated in foreign currencies ...    (126,878,865)    28,392,759
                                                                                             -------------   ------------
         Net increase (decrease) in net assets resulting from operations .................     (97,852,975)    31,304,053
                                                                                             -------------   ------------
   Distributions to shareholders from:
      Net investment income:
         Class A .........................................................................      (2,781,512)    (2,077,211)
         Class B .........................................................................         (52,174)      (216,164)
         Advisor Class ...................................................................         (93,245)       (65,008)
      Net realized gains:
         Class A .........................................................................         (97,526)    (1,396,027)
         Class B .........................................................................         (10,567)      (327,826)
         Advisor Class ...................................................................          (2,584)       (37,441)
                                                                                             -------------   ------------
   Total distributions to shareholders ...................................................      (3,037,608)    (4,119,677)
                                                                                             -------------   ------------
   Capital share transactions: (Note 2)
         Class A .........................................................................     (89,456,657)   111,941,660
         Class B .........................................................................      (6,224,898)    (6,185,645)
         Advisor Class ...................................................................      (1,755,807)     3,229,140
                                                                                             -------------   ------------
   Total capital share transactions ......................................................     (97,437,362)   108,985,155
                                                                                             -------------   ------------
   Redemption fees .......................................................................           3,430          7,707
                                                                                             -------------   ------------
         Net increase (decrease) in net assets ...........................................    (198,324,515)   136,177,238
Net assets:
   Beginning of year .....................................................................     315,965,655    179,788,417
                                                                                             -------------   ------------
   End of year ...........................................................................   $ 117,641,140   $315,965,655
                                                                                             -------------   ------------
Undistributed net investment income included in net assets:
   End of year ...........................................................................   $          --   $  2,661,126
                                                                                             -------------   ------------

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 25

Franklin Templeton International Trust

NOTES TO FINANCIAL STATEMENTS

TEMPLETON GLOBAL LONG-SHORT FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton International Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of three separate funds. The Templeton Global Long-Short Fund (Fund) included in this report is diversified. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers three classes of shares: Class A, Class B, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Time deposits are valued at cost.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value


                               26 | Annual Report

Franklin Templeton International Trust

TEMPLETON GLOBAL LONG-SHORT FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

procedures, which may include the use of independent pricing services. At October 31, 2008, a portion of the securities held by the Fund were fair valued. All security valuation procedures are approved by the Trust's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.


                               Annual Report | 27

Franklin Templeton International Trust

TEMPLETON GLOBAL LONG-SHORT FUND

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D.   SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the fund to replace a borrowed security with the same security at current market value. The fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the fund sold the security short, while losses are potentially unlimited in size.

The fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the fund must maintain a deposit with broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the fund.

E.   INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of October 31, 2008, and has determined that no provision for income tax is required in the Fund's financial statements.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

F.   SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in


                               28 | Annual Report

Franklin Templeton International Trust

TEMPLETON GLOBAL LONG-SHORT FUND

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

G.   ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

H.   REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the fund and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

I.   GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.


                               Annual Report | 29

Franklin Templeton International Trust

TEMPLETON GLOBAL LONG-SHORT FUND

2.   SHARES OF BENEFICIAL INTEREST

At October 31, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                                                            YEAR ENDED OCTOBER 31,
                                                           -------------------------------------------------------
                                                                       2008                         2007
                                                           ---------------------------   -------------------------
                                                              SHARES         AMOUNT        SHARES        AMOUNT
                                                           -----------   -------------   ----------   ------------
CLASS A SHARES:
   Shares sold .........................................     8,797,477   $ 118,091,602   10,116,783   $137,665,930
   Shares issued on merger (Note 8) ....................            --              --    2,056,692     27,950,445
   Shares issued in reinvestment of distributions ......       151,562       2,115,800      189,048      2,487,870
   Shares redeemed .....................................   (17,098,580)   (209,664,059)  (4,150,080)   (56,162,585)
                                                           -----------   -------------   ----------   ------------
   Net increase (decrease) .............................    (8,149,541)  $ (89,456,657)   8,212,443   $111,941,660
                                                           ===========   =============   ==========   ============
CLASS B SHARES:
   Shares sold .........................................        76,210   $   1,003,311       55,636   $    735,090
   Shares issued in reinvestment of distributions ......         3,424          47,279       30,617        398,040
   Shares redeemed .....................................      (600,758)     (7,275,488)    (551,927)    (7,318,775)
                                                           -----------   -------------   ----------   ------------
   Net increase (decrease) .............................      (521,124)  $  (6,224,898)    (465,674)  $ (6,185,645)
                                                           ===========   =============   ==========   ============
ADVISOR CLASS SHARES:
   Shares sold .........................................       228,803   $   3,051,028      333,277   $  4,582,160
   Shares issued in reinvestment of distributions ......         3,282          45,789        1,403         18,430
   Shares redeemed .....................................      (382,857)     (4,852,624)    (102,654)    (1,371,450)
                                                           -----------   -------------   ----------   ------------
   Net increase (decrease) .............................      (150,772)  $  (1,755,807)     232,026   $  3,229,140
                                                           ===========   =============   ==========   ============

3.   TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                            AFFILIATION
----------                                                      ----------------------
Franklin Advisers, Inc. (Advisers)                              Investment manager
Templeton Global Advisors Limited (TGAL)                        Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent


                               30 | Annual Report

Franklin Templeton International Trust

TEMPLETON GLOBAL LONG-SHORT FUND

3.   TRANSACTIONS WITH AFFILIATES (CONTINUED)

A.   MANAGEMENT FEES

The Fund pays Advisers an investment management fee comprised of a "base fee" and a "performance adjustment". The base fee is calculated at the beginning of each month using an annual rate of 1.50% of the prior month's average daily net assets. The performance adjustment is calculated at the beginning of each month based on how much the Fund's total return exceeded or lagged its benchmark, the Morgan Stanley Capital International World Index, (Fund performance differential), over the preceding twelve-month period (performance period). A performance adjustment is applicable if the Fund performance differential exceeds 2.00%, either upwards (an increase to the base fee) or downwards (a decrease to the base fee). The performance adjustment rate is equal to 0.01% for each additional 0.05% that the Fund performance differential exceeds 2.00%. The performance adjustment amount is determined by multiplying the performance adjustment rate by the average daily net assets of the performance period. The performance adjustment rate may not exceed 1.00% annualized, either upwards or downwards. At the end of each month, an annualized investment management fee ratio is calculated (total investment management fees divided by fiscal year to date average daily net assets). In accordance with the Investment Management Agreement, the investment management fee ratio may not exceed 2.50% or fall below 0.50% for the fiscal year. For the period, the total annualized management fee rate, including the performance adjustment, was 1.52% of the average daily net assets of the Fund.

Under a subadvisory agreement, TGAL, an affiliate of Advisers, provides subadvisory services to the Fund and receives from Advisers fees based on the average daily net assets of the Fund.

B.   ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

C.   DISTRIBUTION FEES

The Fund's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class B compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate.


                               Annual Report | 31

Franklin Templeton International Trust

TEMPLETON GLOBAL LONG-SHORT FUND

3.   TRANSACTIONS WITH AFFILIATES (CONTINUED)

C.   DISTRIBUTION FEES (CONTINUED)

The maximum annual plan rates, based on the average daily net assets for each class, are as follows:

Class A ....   0.35%
Class B ....   1.00%

Distributors has agreed to limit the current rate to 0.30% per year for Class A shares for the period of February 1, 2008 through January 31, 2009.

D.   SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charges retained net of commissions paid to
   unaffiliated broker/dealers ..................   $33,992
Contingent deferred sales charges retained ......   $25,622

E.   TRANSFER AGENT FEES

For the year ended October 31, 2008, the Fund paid transfer agent fees of $384,344, of which $220,793 was retained by Investor Services.

4.   EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended October 31, 2008, the custodian fees were reduced as noted in the Statement of Operations.

5.   INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At October 31, 2008, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:

2012 ...............   $10,046,335
2014 ...............        19,501
                       -----------
                       $10,065,836(a)
                       ===========

(a) Includes $10,065,836 from the merged Franklin U.S. Long-Short Fund, which may be carried over to offset future capital gains, subject to certain limitations.


                               32 | Annual Report

Franklin Templeton International Trust

TEMPLETON GLOBAL LONG-SHORT FUND

5.   INCOME TAXES (CONTINUED)

During the year ended October 31, 2008, the Fund utilized $5,005,979 of capital loss carryforwards.

On October 31, 2008, the Fund had expired/unutilized capital loss carryforwards of $47,435,382, which were reclassified to paid-in capital.

The tax character of distributions paid during the years ended October 31, 2008 and 2007, was as follows:

                                         2008         2007
                                      ----------   ----------
Distributions paid from:
   Ordinary income ................   $2,926,931   $2,359,042
   Long term capital gain .........      110,677    1,760,635
                                      ----------   ----------
                                      $3,037,608   $4,119,677
                                      ==========   ==========

At October 31, 2008, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income, and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments .....................................   $177,638,965
                                                            ============
Unrealized appreciation .................................   $  4,105,928
Unrealized depreciation .................................    (66,614,142)
                                                            ------------
Net unrealized appreciation (depreciation) ..............   $(62,508,214)
                                                            ============
Undistributed ordinary income ...........................   $  5,809,468
Undistributed long term capital gains ...................     17,803,057
                                                            ------------
Distributable earnings ..................................   $ 23,612,525
                                                            ============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and certain dividends on securities sold short.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions and certain dividends on securities sold short.

6.   INVESTMENT TRANSACTIONS

Purchases and sales of investments and securities sold short (excluding short term securities) for the year ended October 31, 2008, aggregated $223,599,837 and $203,507,844, respectively.


                               Annual Report | 33

Franklin Templeton International Trust

TEMPLETON GLOBAL LONG-SHORT FUND

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. MERGERS

On September 18, 2007, the Fund acquired the net assets of Franklin U.S. Long-Short Fund pursuant to a plan of reorganization approved by Franklin U.S. Long-Short Fund's shareholders. The merger was accomplished by a tax-free exchange of 2,056,692 shares of Class A of the Fund (valued at $13.59) for the net assets of the Franklin U.S. Long-Short Fund which aggregated $27,950,445, including $6,127,055 of unrealized appreciation (depreciation). The combined net assets of the Fund immediately after the merger were $292,127,575.

9. NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), which defines fair value, establishes a frame-work for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will not have a material impact on its financial statements.

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. The Fund is currently evaluating the impact, if any, of applying the various provisions of SFAS 161.


                               34 | Annual Report

Franklin Templeton International Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF TEMPLETON GLOBAL LONG-SHORT FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Global Long-Short Fund (the "Fund") at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP


San Francisco, California
December 17, 2008


                               Annual Report | 35

Franklin Templeton International Trust

TAX DESIGNATION

TEMPLETON GLOBAL LONG-SHORT FUND

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $110,677 as a long term capital gain dividend for the fiscal year ended October 31, 2008.

Under Section 871(k)(2)(C) of the Code, the Fund designates the maximum amount allowable but no less than $229,488 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended October 31, 2008.

Under Section 854(b)(2) of the Code, the Fund designates 36.17% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended October 31, 2008.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $6,770,119 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended October 31, 2008. Distributions, including qualified dividend income, paid during calendar year 2008 will be reported to shareholders on Form 1099-DIV in January 2009. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund designates the maximum amount allowable but no less than $243,543 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended October 31, 2008.


                               36 | Annual Report

Franklin Templeton International Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                NUMBER OF
                                                              PORTFOLIOS IN
                                                              FUND COMPLEX
NAME, YEAR OF BIRTH                            LENGTH OF       OVERSEEN BY
AND ADDRESS                   POSITION        TIME SERVED     BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-------------------        --------------   --------------   --------------   -----------------------------------
HARRIS J. ASHTON (1932)    Trustee          Since 1991             143        Bar-S Foods (meat packing company).
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and
Chairman of the Board, General Host Corporation (nursery and craft centers)
(until 1998).

ROBERT F. CARLSON (1928)   Trustee          Since 2007             120        None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Retired; and FORMERLY, Vice President, senior member and President, Board of
Administration, California Public Employees Retirement Systems (CALPERS)
(1971-January 2008); member and Chairman of the Board, Sutter Community
Hospitals; member, Corporate Board, Blue Shield of California; and Chief
Counsel, California Department of Transportation.

SAM GINN (1937)            Trustee          Since 2007              120       Chevron Corporation (global energy
One Franklin Parkway                                                          company) and ICO Global
San Mateo, CA 94403-1906                                                      Communications (Holdings) Limited
                                                                              (satellite company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Private investor; and FORMERLY, Chairman of the Board, Vodafone AirTouch, PLC
(wireless company); Chairman of the Board and Chief Executive Officer, AirTouch
Communications (cellular communications) (1993-1998) and Pacific Telesis Groups
(telephone holding company) (1988-1994).

EDITH E. HOLIDAY (1952)    Trustee          Since 1998              143       Hess Corporation (exploration and
One Franklin Parkway                                                          refining of oil and gas), H.J.
San Mateo, CA 94403-1906                                                      Heinz Company (processed foods and
                                                                              allied products), RTI International
                                                                              Metals, Inc. (manufacture and distri-
                                                                              bution of titanium), Canadian National
                                                                              Railway (railroad) and White
                                                                              Mountains Insurance Group, Ltd.
                                                                              (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993);
General Counsel to the United States Treasury Department (1989-1990); and
Counselor to the Secretary and Assistant Secretary for Public Affairs and Public
Liaison-United States Treasury Department (1988-1989).


                               Annual Report | 37

                                                                NUMBER OF
                                                              PORTFOLIOS IN
                                                              FUND COMPLEX
NAME, YEAR OF BIRTH                            LENGTH OF       OVERSEEN BY
AND ADDRESS                   POSITION        TIME SERVED     BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-------------------        --------------   --------------   --------------   -----------------------------------
FRANK W.T. LAHAYE (1929)   Trustee          Since 1991             120        Center for Creative Land Recycling
One Franklin Parkway                                                          (brownfield redevelopment).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman,
Peregrine Venture Management Company (venture capital).

FRANK A. OLSON (1932)      Trustee          Since 2007             143        Hess Corporation (exploration and
One Franklin Parkway                                                          refining of oil and gas) and
San Mateo, CA 94403-1906                                                      Sentient Jet (private jet service).


PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and FORMERLY,
Chairman of the Board, President and Chief Executive Officer, UAL Corporation
(airlines).


LARRY D. THOMPSON (1945)   Trustee          Since 2007            143         None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary,
PepsiCo, Inc. (consumer products); and FORMERLY, Director, Delta Airlines
(aviation) (2003-2005) and Providian Financial Corp. (credit card provider)
(1997-2001); Senior Fellow of The Brookings Institution (2003-2004); Visiting
Professor, University of Georgia School of Law (2004); and Deputy Attorney
General, U.S. Department of Justice (2001-2003).

JOHN B. WILSON (1959)      Lead             Trustee since         120         None
One Franklin Parkway       Independent      2006 and Lead
San Mateo, CA 94403-1906   Trustee          Independent
                                            Trustee since
                                            January 2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and FORMERLY, Chief
Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000);
Chief Financial Officer and Executive Vice President - Finance and Strategy,
Staples, Inc. (office supplies) (1992-1996); Executive Vice President -
Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice
President and Partner, Bain & Company (consulting firm) (1986-1990).

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                NUMBER OF
                                                              PORTFOLIOS IN
                                                              FUND COMPLEX
NAME, YEAR OF BIRTH                            LENGTH OF       OVERSEEN BY
AND ADDRESS                   POSITION        TIME SERVED     BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-------------------        --------------   --------------   --------------   -----------------------------------
**CHARLES B. JOHNSON       Trustee and      Since 1991             143        None
   (1933)                  Chairman of
One Franklin Parkway       the Board
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin
Resources, Inc.; Director, Templeton Worldwide, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin
Templeton Investments.


                               38 | Annual Report

                                                                NUMBER OF
                                                              PORTFOLIOS IN
                                                              FUND COMPLEX
NAME, YEAR OF BIRTH                            LENGTH OF       OVERSEEN BY
AND ADDRESS                   POSITION        TIME SERVED     BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-------------------        --------------   --------------   --------------   -----------------------------------
**GREGORY E. JOHNSON       Trustee          Since 2007             94         None
   (1961)
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, President and Chief Executive Officer, Franklin Resources, Inc.;
President, Templeton Worldwide, Inc.; Director, Templeton Asset Management Ltd.;
and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.

JAMES M. DAVIS (1952)      Chief            Chief            Not Applicable   Not Applicable
One Franklin Parkway       Compliance       Compliance
San Mateo, CA 94403-1906   Officer and      Officer since
                           Vice             2004 and Vice
                           President-       President AML
                           - AML            Compliance
                           Compliance       since 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY,Director of Compliance, Franklin Resources, Inc. (1994-2001).

LAURA FERGERSON (1962)     Treasurer,       Treasurer        Not Applicable   Not Applicable
One Franklin Parkway       Chief            since 2004,
San Mateo, CA 94403-1906   Financial        Chief
                           Officer and      Financial
                           Chief            Officer and
                           Accounting       Chief
                           Officer          Accounting
                                            Officer since
                                            February 2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004);
Assistant Treasurer of most of the investment companies in Franklin Templeton
Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).

JIMMY D. GAMBILL (1947)    Senior Vice      Since            Not Applicable   Not Applicable
500 East Broward Blvd.     President        February 2008
Suite 2100                 and Chief
Fort Lauderdale,           Executive
FL 33394-3091              Officer -
                           Finance and
                           Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Franklin Templeton Services, LLC; Senior Vice President, Templeton
Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton
Investments.

DAVID P. GOSS (1947)       Vice President   Since 2000       Not Applicable   Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and director, as the case may be, of one of the subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.


                               Annual Report | 39

                                                                NUMBER OF
                                                              PORTFOLIOS IN
                                                              FUND COMPLEX
NAME, YEAR OF BIRTH                            LENGTH OF       OVERSEEN BY
AND ADDRESS                   POSITION        TIME SERVED     BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-------------------        --------------   --------------   --------------   -----------------------------------
RUPERT H. JOHNSON, JR.     President and    Since 2002       Not Applicable   Not Applicable
(1940)                     Chief
One Franklin Parkway       Executive
San Mateo, CA 94403-1906   Officer -
                           Investment
                           Management

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources,
Inc.; Director, Franklin Advisers, Inc. and Templeton Worldwide, Inc.; Senior
Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 44 of the investment companies in Franklin Templeton
Investments.

KAREN L. SKIDMORE (1952)   Vice President   Since 2006       Not Applicable   Not Applicable
One Franklin Parkway       and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of
30 of the investment companies in Franklin Templeton Investments.

CRAIG S. TYLE (1960)       Vice President   Since 2005       Not Applicable   Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner,
Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company
Institute (ICI) (1997-2004).

GALEN G. VETTER (1951)     Senior Vice      Since            Not Applicable   Not Applicable
500 East Broward Blvd.     President and    February 2008
Suite 2100                 Chief
Fort Lauderdale,           Executive
FL 33394-3091              Officer -
                           Finance and
                           Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Managing Director,
RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and 1991-2004).


                               40 | Annual Report

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED JOHN B. WILSON AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. WILSON QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS CHIEF FINANCIAL OFFICER OF STAPLES, INC. FROM 1992 TO 1996. MR. WILSON HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE 2006. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MR. WILSON HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. WILSON IS AN INDEPENDENT BOARD MEMBER AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL (800) DIAL BEN/(800) 342-5236 TO REQUEST THE SAI.


                               Annual Report | 41

Franklin Templeton International Trust

SHAREHOLDER INFORMATION

TEMPLETON GLOBAL LONG-SHORT FUND

PROXY VOTING POLICIES AND PROCEDURES

The Trust's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling
(800)SEC-0330.


                               42 | Annual Report

                      This page intentionally left blank.

                      This page intentionally left blank.

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT
(800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

FRANKLIN TEMPLETON FUNDS

VALUE

Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND

Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH

Franklin Capital Growth Fund(1)
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund(3)
Franklin Small Cap Growth Fund(4)
Franklin Small-Mid Cap Growth Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL

Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME

Franklin Adjustable U.S. Government Securities Fund(5)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(5)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(5)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(6)

NATIONAL FUNDS

Double Tax-Free Fund Income
Federal Tax-Free Fund Income
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(7)

LIMITED-/INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(8)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(8)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust(9)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) Effective 11/1/07, Franklin Aggressive Growth Fund changed its name to
     Franklin Growth Opportunities Fund. The fund's investment goal and strategy remained the same.

(4.) Effective 3/31/08, Franklin Small Cap Growth Fund II changed its name to
     Franklin Small Cap Growth Fund. The fund's investment goal and strategy remained the same.

(5.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(6.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(7.) The fund invests primarily in insured municipal securities.

(8.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(9.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

12/08                                              Not part of the annual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)   One Franklin Parkway
                                           San Mateo, CA 94403-1906

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER
TEMPLETON GLOBAL LONG-SHORT FUND

INVESTMENT MANAGER
Franklin Advisers, Inc.

SUBADVISOR
Templeton Global Advisors Limited

PRINCIPAL UNDERWRITER
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager or the subadvisor. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.





FRANKLIN INDIA GROWTH FUND




                                    (GRAPHIC)

                                OCTOBER 31, 2008

A series of Franklin Templeton International Trust

ANNUAL REPORT AND SHAREHOLDER LETTER                               INTERNATIONAL

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

                           FRANKLIN INDIA GROWTH FUND

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      FRANKLIN - Templeton - Mutual Series

                            FRANKLIN TEMPLETON INVESTMENTS

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                    (GRAPHIC)

Not part of the annual report

Contents

CEO'S MESSAGE .............................................................    1
ANNUAL REPORT
Franklin India Growth Fund ................................................    4
Performance Summary .......................................................    8
Your Fund's Expenses ......................................................   12
Financial Highlights ......................................................   14
Financial Statements ......................................................   17
Notes to Financial Statements .............................................   20
Report of Independent Registered Public Accounting Firm ...................   27
Tax Designation ...........................................................   28
Board Members and Officers ................................................   29
FT (Mauritius) Offshore Investments Limited ...............................   34
Shareholder Information ...................................................   47

A Message from Gregory E. Johnson,
President and Chief Executive Officer of Franklin Resources, Inc.

                                                                October 31, 2008

Dear Shareholder:

The enclosed annual report for Franklin India Growth Fund covers the period ended October 31, 2008, and I would like to add some comments on market events during this time. Recent market volatility has been jarring to everyone, including those of us who have worked in financial markets for many years. Bank lending around the world seized up, and the fallout impacted venerable firms alongside broader stock and bond indexes.

This environment is bound to provoke great concern, but it's equally important to put the latest market developments in perspective. That's why I'd like to offer a few thoughts on these events, our company's approach to investing and the strong health of our organization.

A key point to recognize is that global financial turmoil is being addressed by global action. Central banks around the world have coordinated their efforts to cut interest rates and supply liquidity to frozen funding markets. A number of governments have also intervened to rescue major financial institutions or

Sign up for EDELIVERY of your Shareholder Report

Shareholders who are registered at franklintempleton.com can receive this report via email by selecting eDelivery options under "My Profile." Not all accounts are eligible for eDelivery.

              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                        Not part of the annual report | 1
find an orderly way for them to be acquired. Here in the U.S., the Federal Reserve and Treasury Department have moved rapidly to establish new programs for easing money market pressures and handling troubled financial assets. The outcome of all these efforts may take a while to be realized, but I believe the latest actions here and abroad mark a significant turning point for global capital markets.

It's also important to remember that as daunting as current market conditions may be, we have navigated through other periods of market volatility. U.S. stock markets recorded three bear markets during the 1960s as the nation grappled with the Vietnam War and a turbulent economy.(1) The quintupling of oil prices in 1973 led to a deep U.S. recession and a stock market plunge of 45.1% from January 1973 through December 1974.(1) And the "Black Monday" stock market crash of 1987 remains the largest single-day percentage decline in the history of the Dow Jones Industrial Average.(2)

Advice applicable throughout these upheavals remains true today. The late Sir John Templeton, writing 15 years ago, ended a list of his core investment principles with these thoughts: "Do not be fearful or negative too often....
For 100 years optimists have carried the day in U.S. stocks. Even in the dark '70s, many professional money managers -- and many individual investors too --
made money in stocks.... In this century or the next it's still 'Buy low, sell high.'"(3)

Sir John knew these simple concepts were difficult to execute in the face of pessimism. Nonetheless, that is precisely how our Franklin, Templeton and Mutual Series portfolio managers are contending with today's challenging environment. They are using their expertise to sort through investment opportunities, avoiding those firms that have become merely cheap and identifying those firms best positioned to be eventual winners. This kind of rigorous, bottom-up, security-by-security analysis is the fundamental investment discipline practiced across our global platform.

These asset management strengths are also the core of our business. Unlike financial firms that have dominated recent headlines, Franklin Templeton derives its revenue primarily from investment management, not investment banking or securities brokerage. Additionally, our assets under management are diversified by investment objective, clientele and geographic region. Diversified positioning helps our firm maintain healthy operating margins even

(1.) Source: Ned Davis Research, Inc.

(2.) Source: NYSE Euronext. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders.

(3.) Source: "16 Rules for Investment Success" by Sir John Templeton.


                        2 | Not part of the annual report
when volatile markets reduce assets under management. It is also important to note that maintaining a strong balance sheet has been a pillar of our management strategy. We have a substantial pool of cash and investments and low levels of debt, and we are in the enviable position of not having to depend on credit to meet our operating needs. In fact, our strong franchise, sound capitalization and minimal leverage recently led Standard & Poor's to raise its credit ratings on Franklin Resources, Inc. (BEN) to the highest level currently applied to a publicly traded asset manager.(4)

Franklin Templeton's six-decade growth into a premier global asset manager has given us the conviction that although conditions remain challenging, there are ample reasons to be optimistic about eventual market stabilization and recovery. Being able to take advantage of markets shaken by maximum pessimism has helped our firm develop into an organization that stretches across 29 countries and manages assets for more than 20 million shareholder accounts.

In the enclosed annual report for Franklin India Growth Fund, the portfolio managers discuss market conditions, investment decisions and Fund performance during the period ended October 31, 2008. The report contains additional performance data and financial information. Our website, franklintempleton.com, offers more timely discussions, daily prices, portfolio holdings and other information. We encourage you to discuss your concerns with your financial advisor, who can review your overall portfolio, reassess your goals and help you stay focused on the long term. As times like these illustrate, all securities markets fluctuate, as do fund share prices.

We are grateful for the trust you have placed in Franklin Templeton and remain focused on serving your investment needs.

Sincerely,


/s/ Gregory E. Johnson
Gregory E. Johnson
President and Chief Executive Officer
Franklin Resources, Inc.

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF OCTOBER 31, 2008. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.

(4.) Source: Standard & Poor's press release, 10/6/08.


                        Not part of the annual report | 3

Annual Report

Franklin India Growth Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin India Growth Fund seeks long-term capital appreciation by investing at least 80% of its net assets in securities of "Indian companies," which are defined as those organized under the laws of, or with a principal office in, or for which the principal trading market for their securities is in India; or that derive 50% or more of total revenue or profit from goods or services produced or sales made in India; or that have 50% or more of their assets in India.(1)

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This inaugural annual report for Franklin India Growth Fund covers the period since inception on January 31, 2008, through October 31, 2008.

PERFORMANCE OVERVIEW

Franklin India Growth Fund - Class A had a -50.20% cumulative total return since the Fund's inception on January 31, 2008, through October 31, 2008. The Fund performed better than its benchmark, the Morgan Stanley Capital International
(MSCI) India Index, which had a -57.87% total return for the same period.(2) You can find more of the Fund's performance data in the Performance Summary beginning on page 8.

ECONOMIC AND MARKET OVERVIEW

During the period under review, the Indian economy felt the negative impact of rising inflation and higher interest rates. The spike in global commodity and energy prices in the first half of 2008 led to inflationary pressures, and prompted the Reserve Bank of India (RBI), the Indian central bank, to tighten monetary policy. As a result, economic growth decelerated to 7.9% year-over-year in the second quarter of 2008, compared to 8.8% year-over-year in the first quarter. Although the Indian economy depends primarily on domestic consumption and investments, this slowdown reflected effects of monetary policy actions and a cyclical decline following above-trend growth of the past few years.

(1.) The Fund currently invests indirectly in Indian companies through FT
     (Mauritius) Offshore Investments Limited.

(2.) Source: (C) 2008 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The MSCI India Index is a broad-based index of the Indian stock market with an inception of 12/31/92. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 35.


                                4 | Annual Report

The intensification of the global credit crisis and subsequent risk aversion prompted Indian companies to increase domestic borrowing and the RBI to sell the U.S. dollar to support the rupee. Both actions put pressure on domestic liquidity, so the RBI undertook aggressive monetary measures including cuts in the repurchase rate, cash reserve ratio and statutory liquidity ratio to alleviate the situation. A sharp decline in global oil and commodity prices, which reduced inflationary expectations, helped support the RBI's actions. The Indian economy's external position remained positive due to the country's sizable foreign exchange reserves and low debt service ratios.

During the period, a shift in the economic environment and a sharp rise in risk aversion that led to increased foreign fund outflows negatively affected Indian equity markets. In recent months, the unraveling of the U.S. mortgage crisis and the widening slowdown in developed countries led to concerns of their effects on the Indian economy and corporate earnings. Sectors such as real estate and energy that were driven by momentum buying in 2007 suffered sharp declines in recent months. In contrast, defensive sectors such as consumer goods and health care, which lagged last year, were relatively less affected. Overall, declines were more pronounced in mid-and small-capitalization stocks.

Foreign fund outflows for the calendar year through October 31, 2008, aggregated to nearly $13 billion. This was in contrast to the strong, $42 billion inflow over the past four years. Indian policy makers responded swiftly to this emergent liquidity pressure by enacting a range of monetary measures that included easing capital flows and external commercial borrowing restrictions. Near period-end, the monetary easing and fall in global commodity prices benefited the markets as investors seemed to favor the shift in economic conditions. Valuations remained at historical lows even as many Indian corporations exhibited strong earnings growth although profit margins came under pressure.

INVESTMENT STRATEGY

We are research-driven, fundamental investors pursuing a growth strategy. As bottom-up investors focusing primarily on individual securities, we seek to invest in companies whose current market price, in our opinion, does not reflect future growth prospects. We choose companies that have identifiable drivers of future earnings growth and that present, in our opinion, the best trade-off between earnings growth potential, business and financial risk, and valuation. We rely on a team of analysts to help provide in-depth industry expertise and use both qualitative and quantitative analyses to evaluate companies for distinct and sustainable competitive advantages through leading-edge products, intellectual property, product positioning, unique market niches, brand identity, solid management teams, strong balance sheets, above-average


                                Annual Report | 5

PORTFOLIO BREAKDOWN
Based on Total Net Assets as of 10/31/08

                                   (BAR CHART)

Oil, Gas & Consumable Fuels                11.6%
Commercial Banks                           10.7%
IT Services                                 9.3%
Wireless Telecommunication Services         9.3%
Pharmaceuticals                             7.4%
Thrifts & Mortgage Finance                  5.7%
Food Products                               5.3%
Electrical Equipment                        5.2%
Household Products                          5.0%
Personal Products                           4.8%
Construction & Engineering                  3.9%
Construction Materials                      3.4%
Diversified Financial Services              2.9%
Automobiles                                 2.7%
Auto Components                             2.2%
Machinery                                   2.2%
Other                                       3.8%
Short-Term Investments & Other Net Assets   4.6%

or rising margins, and strong returns on capital invested in the business. In choosing equity investments, we also consider such factors as the company's financial strength, management's expertise, the company's growth potential within the industry, and the industry's growth potential.

MANAGER'S DISCUSSION

Given the fundamental strength of the Indian domestic economy, our overall portfolio strategy has led us to invest in businesses that derive a large share of their revenues from domestic demand. In the recent market environment, the portfolio favored large companies and concentrated on firms such as Bharti Airtel, HDFC Bank, Infosys Technologies, Housing Development Finance Corporation and Nestle India. Based on our analysis, we believed these companies had strong management and business fundamentals as well as financial strength. In line with our portfolio strategy, the Fund's larger allocations were in the financials, industrials and energy sectors.

The recent sell-off in Indian equities was indiscriminate and affected stocks across sectors and market capitalizations. The portfolio performed better than its benchmark due to stock selection and allocations.

During the reporting period, the global credit crunch impacted many stocks in the commercial banking and diversified financial services industries due to monetary tightening policies and the global financial sector crisis. The Indian banking sector, however, was relatively insulated from the crisis by well-regulated banks that had high capital adequacy ratios. Securitized debt has formed a relatively small portion of Indian banking portfolios, with plain vanilla loans and deposits dominating operations. In recent years, despite increases in credit growth, Indian banks have had relatively low levels of non-performing assets. Key holdings that detracted from Fund performance included ICICI Bank and Kotak Mahindra Bank (KMB). According to our analysis, the ongoing shift in investor preference from traditional bank deposits to market-linked instruments could benefit major Indian banks such as ICICI Bank and KMB that have interests in asset management, insurance and capital markets.

In the first half of 2008, the combined effects of the rise in input prices and borrowing costs led to investor concerns about profitability in the construction and engineering industry. Recently, funding challenges caused project execution delays and deferred planned expansions. One of our key stock holdings in the sector, construction conglomerate Larsen & Toubro (L&T) declined in value due to the change in investor sentiment. However, despite near-term challenges, we believe long-term conditions for well-managed companies such as L&T are favorable as India needs to expand its infrastructure base to sustain economic growth.


                                6 | Annual Report

With recent increases in global oil exploration and production capacity as well as concerns about deteriorating demand, global refining margins declined during the period. In addition to this, the fall in crude oil prices negatively affected performance of upstream (search, recovery and production) energy companies such as Reliance Industries. The company's petrochemical business profitability also came under pressure. During the period, the company began pumping crude oil from its discovery in the Krishna-Godavari basin located off India's east coast. According to our analysis, this activity could boost earnings performance given the huge domestic demand. Additionally, we believe Reliance Industries' foray into organized retailing and entrance into special economic zones could benefit long-term performance.

The Fund had a number of non-index holdings that contributed to performance relative to the index, including Nestle India, Bharti Airtel and Lupin. Although these securities lost value, they declined less than the index, which helped performance on a relative basis. GlaxoSmithKline Pharmaceuticals, also not an index component, had a positive return and aided relative Fund performance.

Thank you for your participation in Franklin India Growth Fund. We look forward to serving your future investment needs.

(PHOTO OF STEPHEN H. DOVER)


/s/ Stephen H. Dover
Stephen H. Dover, CFA
Portfolio Manager


(PHOTO OF PURAV A. JHAVERI)


/s/ Purav A. Jhaveri
Purav A. Jhaveri, CFA, FRM
Assistant Portfolio Manager

Franklin India Growth Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

TOP 10 EQUITY HOLDINGS
10/31/08

COMPANY                                  % OF TOTAL
SECTOR/INDUSTRY                          NET ASSETS
---------------                          ----------
Bharti Airtel Ltd.                          7.7%
   WIRELESS TELECOMMUNICATION SERVICES
Reliance Industries Ltd.                    6.0%
   OIL, GAS & CONSUMABLE FUELS
Housing Development Finance Corp. Ltd.      5.7%
   THRIFTS & MORTGAGE FINANCE
Infosys Technologies Ltd.                   5.5%
   IT SERVICES
Nestle India Ltd.                           5.3%
   FOOD PRODUCTS
HDFC Bank Ltd.                              5.2%
   COMMERCIAL BANKS
Hindustan Unilever Ltd.                     5.0%
   HOUSEHOLD PRODUCTS
Larsen & Toubro Ltd.                        3.6%
   CONSTRUCTION & ENGINEERING
Axis Bank Ltd.                              3.5%
   COMMERCIAL BANKS
Marico Ltd.                                 3.2%
   PERSONAL PRODUCTS


                                Annual Report | 7

Performance Summary as of 10/31/08

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

CLASS A (SYMBOL: N/A)           CHANGE   10/31/08   1/31/08
---------------------           ------   --------   -------
Net Asset Value (NAV)           -$5.02     $4.98     $10.00

CLASS C (SYMBOL: N/A)           CHANGE   10/31/08   1/31/08
---------------------           ------   --------   -------
Net Asset Value (NAV)           -$5.04     $4.96     $10.00

ADVISOR CLASS (SYMBOL: FIGZX)   CHANGE   10/31/08   1/31/08
-----------------------------   ------   --------   -------
Net Asset Value (NAV)           -$5.01     $4.99     $10.00


                                8 | Annual Report

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AGGREGATE TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                        INCEPTION (1/31/08)
-------                                        -------------------
Cumulative Total Return(2)                            -50.20%
Aggregate Total Return(3)                             -53.06%
Value of $10,000 Investment(4)                       $ 4,694
Aggregate Total Return (9/30/08)(5)                   -37.51%
   Total Annual Operating Expenses(6)
      Without Waiver                    2.30%
      With Waiver                       1.75%

CLASS C                                        INCEPTION (1/31/08)
-------                                        -------------------
Cumulative Total Return(2)                            -50.40%
Aggregate Total Return(3)                             -50.90%
Value of $10,000 Investment(4)                       $ 4,910
Aggregate Total Return (9/30/08)(5)                   -34.66%
   Total Annual Operating Expenses(6)
      Without Waiver                    2.95%
      With Waiver                       2.40%

ADVISOR CLASS                                  INCEPTION (1/31/08)
-------------                                  -------------------
Cumulative Total Return(2)                            -50.10%
Aggregate Total Return(3)                             -50.10%
Value of $10,000 Investment(4)                       $ 4,990
Aggregate Total Return (9/30/08)(5)                   -33.60%
   Total Annual Operating Expenses(6)
      Without Waiver                    1.95%
      With Waiver                       1.40%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.

THE INVESTMENT MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO WAIVE OR LIMIT THEIR RESPECTIVE FEES AND TO ASSUME AS THEIR OWN EXPENSE CERTAIN EXPENSES OTHERWISE PAYABLE BY THE FUND SO THAT TOTAL ANNUAL FUND OPERATING EXPENSES DO NOT EXCEED THE AMOUNT SHOWN (OTHER THAN CERTAIN NON-ROUTINE EXPENSES OR COSTS, INCLUDING THOSE RELATING TO LITIGATION, INDEMNIFICATION, REORGANIZATIONS AND LIQUIDATIONS) UNTIL 3/31/09.


                                Annual Report | 9

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses.

AGGREGATE TOTAL RETURN

CLASS A                     10/31/08
-------                     --------
Since Inception (1/31/08)    -53.06%

CLASS A (1/31/08-10/31/08)

                               (PERFORMANCE GRAPH)

             FRANKLIN INDIA GROWTH   MSCI INDIA
   DATE         FUND - CLASS A         INDEX
   ----      ---------------------   ----------
 1/31/2008           $9,425            $10,000
 2/29/2008           $9,218            $ 9,761
 3/31/2008           $8,049            $ 8,523
 4/30/2008           $8,737            $ 9,468
 5/31/2008           $8,030            $ 8,509
 6/30/2008           $6,569            $ 6,844
 7/31/2008           $6,975            $ 7,304
 8/31/2008           $6,993            $ 7,218
 9/30/2008           $6,249            $ 5,891
10/31/2008           $4,694            $ 4,213

AGGREGATE TOTAL RETURN

CLASS C                     10/31/08
-------                     --------
Since Inception (1/31/08)    -50.90%

CLASS C (1/31/08-10/31/08)

                               (PERFORMANCE GRAPH)

             FRANKLIN INDIA GROWTH   MSCI INDIA
   DATE          FUND - CLASS C        INDEX
   ----      ---------------------   ----------
 1/31/2008          $10,000            $10,000
 2/29/2008          $ 9,770            $ 9,761
 3/31/2008          $ 8,530            $ 8,523
 4/30/2008          $ 9,250            $ 9,468
 5/31/2008          $ 8,500            $ 8,509
 6/30/2008          $ 6,950            $ 6,844
 7/31/2008          $ 7,380            $ 7,304
 8/31/2008          $ 7,390            $ 7,218
 9/30/2008          $ 6,600            $ 5,891
10/31/2008          $ 4,910            $ 4,213


                               10 | Annual Report

AGGREGATE TOTAL RETURN

ADVISOR CLASS               10/31/08
-------------               --------
Since Inception (1/31/08)    -50.10%

ADVISOR CLASS (1/31/08-10/31/08)

                              (PERFORMANCE GRAPH)

             FRANKLIN INDIA GROWTH   MSCI INDIA
   DATE       FUND - ADVISOR CLASS      INDEX
   ----      ---------------------   ----------
 1/31/2008          $10,000            $10,000
 2/29/2008           $9,780            $ 9,761
 3/31/2008           $8,540            $ 8,523
 4/30/2008           $9,280            $ 9,468
 5/31/2008           $8,530            $ 8,509
 6/30/2008           $6,980            $ 6,844
 7/31/2008           $7,420            $ 7,304
 8/31/2008           $7,430            $ 7,218
 9/30/2008           $6,640            $ 5,891
10/31/2008           $4,990            $ 4,213

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY FLUCTUATIONS, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS. INVESTMENTS IN DEVELOPING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO RISKS ASSOCIATED WITH THESE COMPANIES' SMALLER SIZE, LESSER LIQUIDITY AND THE POTENTIAL LACK OF ESTABLISHED LEGAL, POLITICAL, BUSINESS AND SOCIAL FRAMEWORKS TO SUPPORT SECURITIES MARKETS IN THE COUNTRIES IN WHICH THEY OPERATE. THE FUND MAY ALSO EXPERIENCE GREATER VOLATILITY THAN A FUND THAT IS MORE BROADLY DIVERSIFIED GEOGRAPHICALLY. THE FUND IS DESIGNED FOR THE AGGRESSIVE PORTION OF A WELL-DIVERSIFIED PORTFOLIO. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) If the manager and administrator had not waived fees, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment since inception.

(3.) Aggregate total return represents the change in value of an investment since inception. Because the Fund has existed for less than one year, average annual total returns are not available.

(4.) This figure represents the value of a hypothetical $10,000 investment in the Fund since inception.

(5.) In accordance with SEC rules, we provide standardized total return information through the latest calendar quarter.

(6.) Figures are as stated in the Fund's prospectus current as of the date of this report.

(7.) Source: (C) 2008 Morningstar. The MSCI India Index is a broad-based index of the Indian stock market with an inception of 12/31/92.


                               Annual Report | 11

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               12 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                              VALUE 5/1/08     VALUE 10/31/08   PERIOD* 5/1/08-10/31/08
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $  537.20              $ 6.57
Hypothetical (5% return before expenses)         $1,000           $1,016.59              $ 8.62

CLASS C
Actual                                           $1,000           $  536.20              $ 9.27
Hypothetical (5% return before expenses)         $1,000           $1,013.07              $12.14

ADVISOR CLASS
Actual                                           $1,000           $  537.70              $ 5.41
Hypothetical (5% return before expenses)         $1,000           $1,018.10              $ 7.10

* Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.70%; C: 2.40%; and
     Advisor: 1.40%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.


                               Annual Report | 13

Franklin Templeton International Trust

FINANCIAL HIGHLIGHTS

FRANKLIN INDIA GROWTH FUND

                                                              PERIOD ENDED
                                                          OCTOBER 31, 2008(a)
                                                          -------------------
CLASS A
PER SHARE OPERATING PERFORMANCE(b)
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................         $ 10.00
                                                                -------
Income from investment operations(c):
   Net investment income (loss)(d) ....................           (0.01)
   Net realized and unrealized gains (losses) .........           (5.01)
                                                                -------
Total from investment operations ......................           (5.02)
                                                                -------
Redemption fees(e, f) .................................              --
                                                                -------
Net asset value, end of period ........................         $  4.98
                                                                =======
Total return(g) .......................................          (50.20)%
RATIOS TO AVERAGE NET ASSETS(b, h)
Expenses before waiver and payments by affiliates .....            2.78%
Expenses net of waiver and payments by affiliates(i) ..            1.70%
Net investment income (loss) ..........................           (0.15)%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .....................         $ 3,596
Portfolio turnover rate(j) ............................           45.10%

(a) For the period January 31, 2008 (commencement of operations) to October 31, 2008.

(b) The per share amounts and ratios reflect income and expenses of the Portfolio.

(c) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(d)  Based on average daily shares outstanding.

(e)  Amount rounds to less than $0.01 per share.

(f)  Effective September 1, 2008, the redemption fee was eliminated.

(g) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(h)  Ratios are annualized for periods less than one year.

(i)  Benefit of expense reduction rounds to less than 0.01%.

(j)  Represents the Portfolio's turnover rate.

   The accompanying notes are an integral part of these financial statements.


                               14 | Annual Report

Franklin Templeton International Trust

FRANKLIN INDIA GROWTH FUND

                                                              PERIOD ENDED
                                                          OCTOBER 31, 2008(a)
                                                          -------------------
CLASS C
PER SHARE OPERATING PERFORMANCE(b)
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................         $ 10.00
                                                                -------
Income from investment operations(c):
   Net investment income (loss)(d) ....................           (0.04)
   Net realized and unrealized gains (losses) .........           (5.00)
                                                                -------
Total from investment operations ......................           (5.04)
                                                                -------
Redemption fees(e, f) .................................              --
                                                                -------
Net asset value, end of period ........................         $  4.96
                                                                =======
Total return(g) .......................................          (50.40)%
RATIOS TO AVERAGE NET ASSETS(b, h)
Expenses before waiver and payments by affiliates .....            3.48%
Expenses net of waiver and payments by affiliates(i) ..            2.40%
Net investment income (loss) ..........................           (0.85)%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .....................         $   947
Portfolio turnover rate(j) ............................           45.10%

(a) For the period January 31, 2008 (commencement of operations) to October 31, 2008.

(b) The per share amounts and ratios reflect income and expenses of the Portfolio.

(c) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(d)  Based on average daily shares outstanding.

(e)  Amount rounds to less than $0.01 per share.

(f)  Effective September 1, 2008, the redemption fee was eliminated.

(g) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(h)  Ratios are annualized for periods less than one year.

(i)  Benefit of expense reduction rounds to less than 0.01%.

(j)  Represents the Portfolio's turnover rate.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 15

Franklin Templeton International Trust

FRANKLIN INDIA GROWTH FUND

                                                                PERIOD ENDED
                                                             OCTOBER 31, 2008(a)
                                                             -------------------
ADVISOR CLASS
PER SHARE OPERATING PERFORMANCE(b)
(for a share outstanding throughout the period)
Net asset value, beginning of period .....................        $ 10.00
                                                                  -------
Income from investment operations(c):
    Net investment income (loss)(d) ......................           0.01
Net realized and unrealized gains (losses) ...............          (5.02)
                                                                  -------
Total from investment operations .........................          (5.01)
                                                                  -------
Redemption fees(e, f) ....................................             --
                                                                  -------
Net asset value, end of period ...........................        $  4.99
                                                                  =======
Total return(g) ..........................................         (50.10)%
RATIOS TO AVERAGE NET ASSETS(b, h)
Expenses before waiver and payments by affiliates ........           2.48%
Expenses net of waiver and payments by affiliates(i) .....           1.40%
Net investment income ....................................           0.15%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ........................        $29,931
Portfolio turnover rate(j) ...............................          45.10%

(a) For the period January 31, 2008 (commencement of operations) to October 31, 2008.

(b) The per share amounts and ratios reflect income and expenses of the Portfolio.

(c) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(d)  Based on average daily shares outstanding.

(e)  Amount rounds to less than $0.01 per share.

(f)  Effective September 1, 2008, the redemption fee was eliminated.

(g)  Total return is not annualized for periods less than one year.

(h)  Ratios are annualized for periods less than one year.

(i)  Benefit of expense reduction rounds to less than 0.01%.

(j)  Represents the Portfolio's turnover rate.

   The accompanying notes are an integral part of these financial statements.


                               16 | Annual Report

Franklin Templeton International Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2008

                                                                                              FRANKLIN
                                                                                            INDIA GROWTH
                                                                                                FUND
                                                                                            ------------
Assets:
   Investments in FT (Mauritius) Offshore Investments Limited (Note 1) ..................   $ 34,371,346
   Sweep Money Fund (Cost $9,867) (Note 6) ..............................................          9,867
   Receivables:
      Capital shares sold ...............................................................          3,068
      Affiliates ........................................................................         79,681
   Offering costs .......................................................................         32,054
                                                                                            ------------
         Total assets ...................................................................     34,496,016
                                                                                            ------------
Liabilities:
   Payables:
      Capital shares redeemed ...........................................................          7,151
      Reports to shareholders ...........................................................         12,810
      Unaffiliated transfer agent fees ..................................................          1,344
   Accrued expenses and other liabilities ...............................................          1,402
                                                                                            ------------
         Total liabilities ..............................................................         22,707
                                                                                            ------------
            Net assets, at value ........................................................   $ 34,473,309
                                                                                            ============
Net assets consist of:
   Paid-in capital ......................................................................   $ 60,586,901
   Undistributed net investment income (loss) ...........................................        (42,297)
   Net unrealized appreciation (depreciation) ...........................................    (20,843,436)
   Accumulated net realized gain (loss) .................................................     (5,227,859)
                                                                                            ------------
            Net assets, at value ........................................................   $ 34,473,309
                                                                                            ============
CLASS A:
   Net assets, at value .................................................................   $  3,595,561
                                                                                            ============
   Shares outstanding ...................................................................        721,966
                                                                                            ============
   Net asset value per share ............................................................   $       4.98
                                                                                            ============
   Maximum offering price per share (net asset value per share / 94.25%) ................   $       5.28
                                                                                            ============
CLASS C:
   Net assets, at value .................................................................   $    947,242
                                                                                            ============
   Shares outstanding ...................................................................        191,167
                                                                                            ============
   Net asset value an d maximum offering price per share(a) .............................   $       4.96
                                                                                            ============
ADVISOR CLASS:
   Net assets, at value .................................................................   $ 29,930,506
                                                                                            ============
   Shares outstanding ...................................................................      5,994,177
                                                                                            ============
   Net asset value and maximum offering price per share(a) ..............................   $       4.99
                                                                                            ============

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 17

Franklin Templeton International Trust

STATEMENT OF OPERATIONS
for the period ended October 31, 2008(a)

                                                                                              FRANKLIN
                                                                                            INDIA GROWTH
                                                                                                FUND
                                                                                            ------------
Net investment income allocated from FT (Mauritius) Offshore Investments Limited:
   Dividends ............................................................................   $    491,733
   Expenses .............................................................................       (444,507)
                                                                                            ------------
         Net investment income allocated from FT (Mauritius) Offshore Investments
            Limited .....................................................................         47,226
                                                                                            ------------
Investment income - dividends from Sweep Money Fund (Note 6) ............................          1,420
                                                                                            ------------
         Total investment income ........................................................         48,646
                                                                                            ------------
Expenses:
   Management fees (Note 3a) ............................................................         79,479
   Administrative fees (Note 3b) ........................................................         63,507
   Distribution fees (Note 3c):
      Class A ...........................................................................         12,053
      Class C ...........................................................................          6,834
   Transfer agent fees (Note 3e) ........................................................         18,114
   Custodian fees (Note 4) ..............................................................            657
   Reports to shareholders ..............................................................         25,724
   Registration and filing fees .........................................................         10,599
   Professional fees ....................................................................         43,158
   Trustees' fees and expenses ..........................................................          1,326
   Amortization of offering costs .......................................................         97,678
   Other ................................................................................          2,735
                                                                                            ------------
         Total expenses .................................................................        361,864
         Expense reductions (Note 4) ....................................................           (337)
         Expenses waived/paid by affiliates (Note 3f) ...................................       (342,593)
                                                                                            ------------
            Net expenses ................................................................         18,934
                                                                                            ------------
               Net investment income ....................................................         29,712
                                                                                            ------------
Realized and unrealized gains (losses) on investments allocated from FT (Mauritius)
   Offshore Investments Limited:
   Net realized gain (loss) from:
      Investments .......................................................................     (5,227,859)
      Foreign currency transactions .....................................................       (173,686)
                                                                                            ------------
               Net realized gain (loss) .................................................     (5,401,545)
                                                                                            ------------
   Net change in unrealized appreciation (depreciation) on:
      Investments .......................................................................    (20,407,311)
      Translation of other assets and liabilities denominated in foreign currencies .....       (436,125)
                                                                                            ------------
               Net change in unrealized appreciation (depreciation) .....................    (20,843,436)
                                                                                            ------------
Net realized and unrealized gain (loss) .................................................    (26,244,981)
                                                                                            ------------
Net increase (decrease) in net assets resulting from operations .........................   $(26,215,269)
                                                                                            ============

(a) For the period January 31, 2008 (commencement of operations) to October 31, 2008.

   The accompanying notes are an integral part of these financial statements.


                               18 | Annual Report

Franklin Templeton International Trust

STATEMENT OF CHANGES IN NET ASSETS

                                                                                               FRANKLIN INDIA
                                                                                                GROWTH FUND
                                                                                            -------------------
                                                                                                PERIOD ENDED
                                                                                            OCTOBER 31, 2008(a)
                                                                                            -------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income .............................................................       $     29,712
      Net realized gain (loss) from investments and foreign currency transactions .......         (5,401,545)
      Net change in unrealized appreciation (depreciation) on investments and
         translation of other assets and liabilities denominated in foreign currencies ..        (20,843,436)
                                                                                                ------------
         Net increase (decrease) in net assets resulting from operations ................        (26,215,269)
                                                                                                ------------
   Capital share transactions (Note 2):
      Class A ...........................................................................          7,060,628
      Class C ...........................................................................          1,644,443
      Advisor Class .....................................................................         51,983,137
                                                                                                ------------
   Total capital share transactions .....................................................         60,688,208
                                                                                                ------------
   Redemption fees ......................................................................                370
                                                                                                ------------
         Net increase (decrease) in net assets ..........................................         34,473,309
Net assets:
   Beginning of period ..................................................................                 --
                                                                                                ------------
   End of period ........................................................................       $ 34,473,309
                                                                                                ============
Undistributed net investment income (loss) included in net assets:
   End of period ........................................................................       $    (42,297)
                                                                                                ============

(a) For the period January 31, 2008 (commencement of operations) to October 31, 2008.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 19

Franklin Templeton International Trust

NOTES TO FINANCIAL STATEMENTS

FRANKLIN INDIA GROWTH FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton International Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of three separate funds. The Franklin India Growth Fund
(Fund) included in this report is diversified. The financial statements of the remaining funds in the Trust are presented separately.

The Fund operates using a "master fund/feeder fund" structure and invests indirectly in the securities of Indian companies through FT (Mauritius) Offshore Investments Limited (Portfolio), an entity registered with and regulated by the Mauritius Financial Services Commission, which shares the same investment objective as the Fund. The accounting policies of the Portfolio, including the Portfolio's security valuation policies, will directly affect the recorded value of the Fund's investment in the Portfolio. The financial statements of the Portfolio, including the Statement of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. At October 31, 2008, the Fund owned 100% of the outstanding shares of the Portfolio.

Effective January 31, 2008, the Fund commenced operations offering three classes of shares: Class A, Class C, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

The Fund's investment in the Portfolio shares are valued at the Portfolio's net asset value per share. Valuation of securities by the Portfolio is discussed in
Note 1(a) of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B. INCOME AND DEFERRED TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its income and net realized gains.

The Fund's investment in the Portfolio may be subject to income and withholding taxes in Mauritius and/or India which are discussed in Note 1(d) of the Portfolio's Notes to Financial Statements.

The Fund has reviewed the tax positions as of October 31, 2008, and has determined that no provision for income tax is required in the Fund's financial statements.


                               20 | Annual Report

Franklin Templeton International Trust

FRANKLIN INDIA GROWTH FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions, including investments in the Portfolio, are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income (loss), other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

The Fund records its proportionate share of the Portfolio's income, expenses and realized and unrealized gains and losses daily. In addition, the Fund accrues its own expenses.

D. OFFERING COSTS

Offering costs are amortized on a straight line basis over twelve months.

E. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                               Annual Report | 21

Franklin Templeton International Trust

FRANKLIN INDIA GROWTH FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the Fund and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

G. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and directors are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. CAPITAL STOCK

At October 31, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                       PERIOD ENDED
                                   OCTOBER 31, 2008(a)
                                 -----------------------
                                   SHARES       AMOUNT
                                 ---------   -----------
CLASS A SHARES:
   Shares sold ...............   1,038,756   $ 9,306,612
   Shares redeemed ...........    (316,790)   (2,245,984)
                                 ---------   -----------
   Net in crease (decrease)...     721,966   $ 7,060,628
                                 =========   ===========
CLASS C SHARES:
   Shares sold ...............     220,318   $ 1,845,970
   Shares redeemed ...........     (29,151)     (201,527)
                                 ---------   -----------
   Net in crease (decrease)...     191,167   $ 1,644,443
                                 =========   ===========
ADVISOR CLASS SHARES:
   Shares sold ...............   6,028,854   $52,222,290
   Shares redeemed ...........     (34,677)     (239,153)
                                 ---------   -----------
   Net in crease (decrease)...   5,994,177   $51,983,137
                                 =========   ===========

(a) For the period January 31, 2008 (commencement of operations) to October 31, 2008.


                               22 | Annual Report

Franklin Templeton International Trust

FRANKLIN INDIA GROWTH FUND

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the Portfolio and of the following subsidiaries:

SUBSIDIARY                                                                     AFFILIATION
----------                                                               ----------------------
Franklin Advisers, Inc. (Advisers)                                       Investment manager
Franklin Templeton Asset Management (India) Private Limited (FT India)   Investment manager
Franklin Templeton Services, LLC (FT Services)                           Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)                     Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)            Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers equal to 20% of the total management fee with the remainder to be paid by the Portfolio. The total management fee is paid based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE                        NET ASSETS
-------------------   --------------------------------------------------
       1.250%         Up to and including $1 billion
       1.200%         Over $1 billion, up to and including $5 billion
       1.150%         Over $5 billion, up to and including $10 billion
       1.100%         Over $10 billion, up to and including $15 billion
       1.050%         Over $15 billion, up to and including $20 billion
       1.000%         In excess of $20 billion

Under a subadvisory agreement, FT India, an affiliate of Advisers, provides subadvisory services to the Fund and receives from Advisers fees based on the average daily net assets of the Fund.

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

C. DISTRIBUTION FEES

The Fund's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to a certain percentage per year of its average daily net assets of each class as follows:

Class A ...   0.35%
Class C ...   1.00%

Distributors has agreed to limit the current rate to 0.30% per year for Class A shares for the period of February 1, 2008 through January 1, 2009.


                               Annual Report | 23

Franklin Templeton International Trust

FRANKLIN INDIA GROWTH FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Sales charges retained net of commissions paid to unaffiliated
   broker/dealers ............................................   $18,608
Contingent deferred sales charges retained ...................   $   333

E. TRANSFER AGENT FEES

For the period ended October 31, 2008, the Fund paid transfer agent fees of $18,114, of which $12,108 was retained by Investor Services.

F. WAIVER AND EXPENSE REIMBURSEMENTS

FT Services and Advisers have agreed in advance to waive all or a portion of their respective fees and to assume payment of other expenses, through March 31, 2009. Total expenses waived or paid are not subject to reimbursement by the Fund subsequent to the Fund's fiscal year end. After March 31, 2009, FT Services and Advisers may discontinue this waiver at any time upon notice to the Fund's Board of Trustees.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended October 31, 2008, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At October 31, 2008, the Fund had tax basis capital losses of $4,571,985 expiring in 2016.


                               24 | Annual Report

Franklin Templeton International Trust

FRANKLIN INDIA GROWTH FUND

5. INCOME TAXES (CONTINUED)

At October 31, 2008, the cost of investments, net unrealized appreciation (depreciation) including the holdings of the Portfolio and undistributed ordinary income for income tax purposes were as follows:

Cost of investments .........................   $ 53,954,998
                                                ============
Unrealized appreciation .....................   $     27,603
Unrealized depreciation .....................    (21,090,788)
                                                ------------
Net unrealized appreciation (depreciation)...   $(21,063,185)
                                                ============
Undistributed ordinary income ...............   $      7,645
                                                ============

The Portfolio is a disregarded entity for United States federal income tax purposes.

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and offering costs.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

6. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

7. SHAREHOLDER CONCENTRATIONS

The Fund has a concentration of a shareholder holding a significant percentage of shares outstanding. Investment activities of this shareholder could have a material impact on the Fund. At October 31, 2008, there was one unaffiliated shareholder holding 83% of the Fund's outstanding shares.

8. CONCENTRATION OF RISK

Investing in Indian equity securities through the Portfolio may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage), differing legal standards and changing local and regional economic, political and social conditions, which may result in greater market volatility.


                               Annual Report | 25

Franklin Templeton International Trust

FRANKLIN INDIA GROWTH FUND

9. NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will not have a material impact on its financial statements.

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. The Fund is currently evaluating the impact, if any, of applying the various provisions of SFAS 161.


                               26 | Annual Report

Franklin Templeton International Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN INDIA GROWTH FUND

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin India Growth Fund (the "Fund") at October 31, 2008, and the results of its operations, the changes in its net assets and the financial highlights for the period January 31, 2008 (commencement of operations) through October 31, 2008, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2008 by correspondence with the custodian, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
December 17, 2008


                               Annual Report | 27

Franklin Templeton International Trust

TAX DESIGNATION (UNAUDITED)

Under Section 854(b)(2) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $440,310 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended October 31, 2008. Distributions, including qualified dividend income, paid during calendar year 2008 will be reported to shareholders on Form 1099-DIV in January 2009. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.


                               28 | Annual Report

Franklin Templeton International Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                        NUMBER OF
                                                                      PORTFOLIOS IN
                                                                       FUND COMPLEX
NAME, YEAR OF BIRTH AND                              LENGTH OF         OVERSEEN BY
ADDRESS                            POSITION         TIME SERVED       BOARD MEMBER*              OTHER DIRECTORSHIPS HELD
------------------------------  ---------------  ------------------  ---------------  ----------------------------------------------
HARRIS J. ASHTON (1932)         Trustee          Since 1991          143              Bar-S Foods (meat packing company).
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

ROBERT F. CARLSON (1928)        Trustee          Since 2007          120              None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Retired; and FORMERLY, Vice President, senior member and President, Board of Administration, California Public Employees Retirement
Systems (CALPERS) (1971-January 2008); member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue
Shield of California; and Chief Counsel, California Department of Transportation.

SAM GINN (1937)                 Trustee          Since 2007          120              Chevron Corporation (global energy company)
One Franklin Parkway                                                                  and ICO Global Communications (Holdings)
San Mateo, CA 94403-1906                                                              Limited (satellite company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Private investor; and FORMERLY, Chairman of the Board, Vodafone AirTouch, PLC (wireless company); Chairman of the Board and Chief
Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Groups (telephone holding company) (1988-1994).

EDITH E. HOLIDAY (1952)         Trustee          Since 1998          143              Hess Corporation (exploration and refining of
One Franklin Parkway                                                                  oil and gas), H.J. Heinz Company (processed
San Mateo, CA 94403-1906                                                              foods and allied products), RTI International
                                                                                      Metals, Inc. (manufacture and distribution of
                                                                                      titanium), Canadian National Railway
                                                                                      (railroad) and White Mountains Insurance
                                                                                      Group, Ltd. (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).


                               Annual Report | 29

                                                                        NUMBER OF
                                                                      PORTFOLIOS IN
                                                                       FUND COMPLEX
NAME, YEAR OF BIRTH AND                              LENGTH OF         OVERSEEN BY
ADDRESS                            POSITION         TIME SERVED       BOARD MEMBER*              OTHER DIRECTORSHIPS HELD
------------------------------  ---------------  ------------------  ---------------  ----------------------------------------------
FRANK W.T. LAHAYE (1929)        Trustee          Since 1991          120              Center for Creative Land Recycling (brownfield
One Franklin Parkway                                                                  redevelopment).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).

FRANK A. OLSON (1932)           Trustee          Since 2007          143              Hess Corporation (exploration and refining of
One Franklin Parkway                                                                  oil and gas) and Sentient Jet (private jet
San Mateo, CA 94403-1906                                                              service).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

LARRY D. THOMPSON (1945)        Trustee          Since 2007          143              None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of
The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General,
U.S. Department of Justice (2001-2003).

JOHN B. WILSON (1959)           Lead             Trustee since       120              None
One Franklin Parkway            Independent      2006 and Lead
San Mateo, CA 94403-1906        Trustee          Independent
                                                 Trustee since
                                                 January 2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and FORMERLY, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President - Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Senior Vice President - Corporate
Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm)
(1986-1990).

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                        NUMBER OF
                                                                      PORTFOLIOS IN
                                                                       FUND COMPLEX
NAME, YEAR OF BIRTH AND                              LENGTH OF         OVERSEEN BY
ADDRESS                            POSITION         TIME SERVED       BOARD MEMBER*              OTHER DIRECTORSHIPS HELD
------------------------------  ---------------  ------------------  ---------------  ----------------------------------------------
**CHARLES B. JOHNSON (1933)     Trustee and      Since 1991          143              None
One Franklin Parkway            Chairman of
San Mateo, CA 94403-1906        the Board

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.;
and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.


                               30 | Annual Report

                                                                        NUMBER OF
                                                                      PORTFOLIOS IN
                                                                       FUND COMPLEX
NAME, YEAR OF BIRTH AND                              LENGTH OF         OVERSEEN BY
ADDRESS                            POSITION         TIME SERVED       BOARD MEMBER*              OTHER DIRECTORSHIPS HELD
------------------------------  ---------------  ------------------  ---------------  ----------------------------------------------
**GREGORY E. JOHNSON (1961)     Trustee          Since 2007          94               None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.; Director, Templeton
Asset Management Ltd.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.

JAMES M. DAVIS (1952)           Chief            Chief Compliance    Not Applicable   Not Applicable
One Franklin Parkway            Compliance       Officer since 2004
San Mateo, CA 94403-1906        Officer and      and Vice President
                                Vice President   - AML Compliance
                                - AML            since 2006
                                Compliance

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).

LAURA F. FERGERSON (1962)       Treasurer,       Treasurer since     Not Applicable   Not Applicable
One Franklin Parkway            Chief Financial  2004, Chief
San Mateo, CA 94403-1906        Officer and      Financial Officer
                                Chief            and Chief
                                Accounting       Accounting Officer
                                Officer          since February
                                                 2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).

JIMMY D. GAMBILL (1947)         Vice President   Since February      Not Applicable   Not Applicable
500 East Broward Blvd.                           2008
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.


                               Annual Report | 31

                                                                        NUMBER OF
                                                                      PORTFOLIOS IN
                                                                       FUND COMPLEX
NAME, YEAR OF BIRTH AND                              LENGTH OF         OVERSEEN BY
ADDRESS                            POSITION         TIME SERVED       BOARD MEMBER*              OTHER DIRECTORSHIPS HELD
------------------------------  ---------------  ------------------  ---------------  ----------------------------------------------
DAVID P. GOSS (1947)            Vice President   Since 2000          Not Applicable   Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

RUPERT H. JOHNSON, JR. (1940)   President and    Since 2002          Not Applicable   Not Applicable
One Franklin Parkway            Chief Executive
San Mateo, CA 94403-1906        Officer -
                                Investment
                                Management

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments.

KAREN L. SKIDMORE (1952)        Vice President   Since 2006          Not Applicable   Not Applicable
One Franklin Parkway            and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 30 of the investment companies in Franklin
Templeton Investments.

CRAIG S. TYLE (1960)            Vice President   Since 2005          Not Applicable   Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman & Sterling,
LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).


                               32 | Annual Report

                                                                        NUMBER OF
                                                                      PORTFOLIOS IN
                                                                       FUND COMPLEX
NAME, YEAR OF BIRTH AND                              LENGTH OF         OVERSEEN BY
ADDRESS                            POSITION         TIME SERVED       BOARD MEMBER*              OTHER DIRECTORSHIPS HELD
------------------------------  ---------------  ------------------  ---------------  ----------------------------------------------
GALEN G. VETTER (1951)          Senior Vice      Since February      Not Applicable   Not Applicable
500 East Broward Blvd.          President and    2008
Suite 2100                      Chief Executive
Fort Lauderdale, FL 33394-3091  Officer -
                                Finance and
                                Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc.
(1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and 1991-2004).

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED JOHN B. WILSON AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. WILSON QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS CHIEF FINANCIAL OFFICER OF STAPLES, INC. FROM 1992 TO 1996. MR. WILSON HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE 2006. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MR. WILSON HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. WILSON IS AN INDEPENDENT BOARD MEMBER AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL (800) DIAL BEN/(800) 342-5236 TO REQUEST THE SAI.


                               Annual Report | 33

FT (Mauritius) Offshore Investments Limited

FINANCIAL HIGHLIGHTS
(Expressed in U.S. Dollars)

                                                        PERIOD ENDED
                                                    OCTOBER 31, 2008(a)
                                                    -------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ............        $ 10.00
                                                         -------
Income from investment operations(b):
   Net investment income(c) .....................           0.01
   Net realized and unrealized gains (losses) ...          (5.04)
                                                         -------
Total from investment operations ................          (5.03)
                                                         -------
Net asset value, end of period ..................        $  4.97
                                                         =======
Total return(d) .................................         (50.30)%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses ........................................           1.40%
Net investment income ...........................           0.15%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...............        $34,371
Portfolio turnover rate .........................          45.10%

(a) For the period January 31, 2008 (commencement of operations) to October 31, 2008.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Portfolio shares in relation to income earned and/or fluctuating market value of the investments of the Portfolio.

(c)  Based on average daily shares outstanding.

(d)  Total return is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                               34 | Annual Report

FT (Mauritius) Offshore Investments Limited

STATEMENT OF INVESTMENTS, OCTOBER 31, 2008
(Expressed in U.S. Dollars)

                                                   SHARES       VALUE
                                                 ---------   -----------
    COMMON STOCKS 95.7%
    INDIA 95.7%
    AUTO COMPONENTS 2.2%
    Bosch Ltd. ...............................      11,498   $   764,649
                                                             -----------
    AUTOMOBILES 2.7%
    Hero Honda Motors Ltd. ...................      60,640       928,249
                                                             -----------
    BEVERAGES 0.9%
    United Spirits Ltd. ......................      16,598       306,872
                                                             -----------
    CAPITAL MARKETS 0.5%
    India Infoline Ltd. ......................     148,610       177,178
                                                             -----------
    CHEMICALS 1.4%
    Asian Paints Ltd. ........................      24,130       474,429
                                                             -----------
    COMMERCIAL BANKS 10.7%
    Axis Bank Ltd. ...........................     105,400     1,223,447
    HDFC Bank Ltd. ...........................      83,669     1,797,670
    ICICI Bank Ltd. ..........................      45,200       382,888
    State Bank of India ......................      12,347       284,258
                                                             -----------
                                                               3,688,263
                                                             -----------
    CONSTRUCTION & ENGINEERING 3.9%
    Hindustan Construction Ltd. ..............     108,319        92,803
    Larsen & Toubro Ltd. .....................      75,036     1,244,070
                                                             -----------
                                                               1,336,873
                                                             -----------
    CONSTRUCTION MATERIALS 3.4%
    ACC Ltd. .................................      20,000       203,496
    Grasim Industries Ltd. ...................      32,934       694,829
    Ultra Tech Cement Ltd. ...................      36,969       269,598
                                                             -----------
                                                               1,167,923
                                                             -----------
    DIVERSIFIED FINANCIAL SERVICES 2.9%
    Crisil Ltd. ..............................         855        44,284
    Kotak Mahindra Bank Ltd. .................     136,592       962,922
                                                             -----------
                                                               1,007,206
                                                             -----------
    ELECTRICAL EQUIPMENT 5.3%
    ABB Ltd. India ...........................      84,337       929,465
    Bharat Heavy Electricals Ltd. ............      33,365       880,632
                                                             -----------
                                                               1,810,097
                                                             -----------
    FOOD PRODUCTS 5.3%
    Nestle India Ltd. ........................      61,036     1,828,476
                                                             -----------
    HOUSEHOLD PRODUCTS 5.0%
    Hindustan Unilever Ltd. ..................     379,633     1,720,668
                                                             -----------
    IT SERVICES 9.4%
    Infosys Technologies Ltd. ................      67,325     1,912,342


                               Annual Report | 35

FT (Mauritius) Offshore Investments Limited

(Expressed in U.S. Dollars)

                                                   SHARES       VALUE
                                                 ---------   -----------
    COMMON STOCKS (CONTINUED)
    INDIA (CONTINUED)
    IT SERVICES (CONTINUED)
    Satyam Computer Services Ltd. ............      96,971   $   609,611
    Tata Consultancy Services Ltd. ...........      63,124       698,686
                                                             -----------
                                                               3,220,639
                                                             -----------
    MACHINERY 2.2%
    Cummins India Ltd. .......................     176,312       748,149
                                                             -----------
    MEDIA 0.7%
    New Delhi Television Ltd. ................       6,750        13,920
    Television Eighteen India Ltd. ...........     125,596       222,939
                                                             -----------
                                                                 236,859
                                                             -----------
    METALS & MINING 0.3%
    Tata Steel Ltd. ..........................      26,578       116,102
                                                             -----------
    OIL, GAS & CONSUMABLE FUELS 11.7%
    Bharat Petroleum Corp. Ltd. ..............     172,968     1,009,777
(a) Cairn India Ltd. .........................      53,435       142,283
    Hindustan Petroleum Corp. Ltd. ...........      99,511       389,593
    Indian Oil Corp. Ltd. ....................      58,262       405,202
    Reliance Industries Ltd. .................      73,091     2,057,607
                                                             -----------
                                                               4,004,462
                                                             -----------
    PERSONAL PRODUCTS 4.8%
    Dabur India Ltd. .........................     313,547       521,378
    Marico Ltd. ..............................   1,108,008     1,117,769
                                                             -----------
                                                               1,639,147
                                                             -----------
    PHARMACEUTICALS 7.4%
    Glaxosmithkline Pharmaceuticals Ltd. .....      26,480       586,743
    Lupin Laboratories Ltd. ..................      62,101       846,243
    Pfizer Ltd. ..............................      34,800       336,086
    Sun Pharmaceutical Industries Ltd. .......      33,505       773,827
                                                             -----------
                                                               2,542,899
                                                             -----------
    THRIFTS & MORTGAGE FINANCE 5.7%
    Housing Development Finance Corp. Ltd. ...      53,278     1,960,122
                                                             -----------
    WIRELESS TELECOMMUNICATION SERVICES 9.3%
(a) Bharti Airtel Ltd. .......................     199,890     2,665,817
(a) Idea Cellular Ltd. .......................     606,393       536,867
                                                             -----------
                                                               3,202,684
                                                             -----------
    TOTAL COMMON STOCKS (COST $53,289,257) ...                32,881,946
                                                             -----------
    OTHER ASSETS, LESS LIABILITIES 4.3% ......                 1,489,400
                                                             -----------
    NET ASSETS 100.0% ........................               $34,371,346
                                                             ===========

(a)  Non-income producing for the twelve months ended October 31, 2008.

   The accompanying notes are an integral part of these financial statements.


                               36 | Annual Report

FT (Mauritius) Offshore Investments Limited

FINANCIAL STATEMENTS
(Expressed in U.S. Dollars)

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2008

Assets:
   Investments in securities:
      Cost ...........................................................   $53,289,257
                                                                         ===========
      Value ..........................................................   $32,881,946
   Cash ..............................................................        62,257
   Foreign currency, at value (cost $2,107,063) ......................     1,671,253
   Receivables:
      Investment securities sold .....................................        95,378
      Dividends ......................................................        16,161
                                                                         -----------
            Total assets .............................................    34,726,995
                                                                         -----------
Liabilities:
   Payables:
      Investment securities purchased ................................       306,269
      Affiliates .....................................................        34,701
   Accrued expenses and other liabilities ............................        14,679
                                                                         -----------
            Total liabilities ........................................       355,649
                                                                         -----------
               Net assets, at value ..................................   $34,371,346
                                                                         ===========
Shares outstanding ...................................................     6,915,863
                                                                         ===========
Net asset value per share ............................................   $      4.97
                                                                         ===========

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 37

FT (Mauritius) Offshore Investments Limited

(Expressed in U.S. Dollars)

STATEMENT OF OPERATIONS
for the period ended October 31, 2008(a)

Investment income:
   Dividends .........................................................   $    491,733
                                                                         ------------
Expenses:
   Management fees (Note 3a) .........................................        317,452
   Administrative fees (Note 3b) .....................................         23,347
   Custodian fees ....................................................         12,850
   Professional fees .................................................         18,608
   Director's fees and expenses ......................................         10,000
   Organization costs ................................................         53,785
   Other .............................................................          8,465
                                                                         ------------
            Total expenses ...........................................        444,507
                                                                         ------------
               Net investment income .................................         47,226
                                                                         ------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ....................................................     (5,227,859)
      Foreign currency transactions ..................................       (173,686)
                                                                         ------------
               Net realized gain (loss) ..............................     (5,401,545)
                                                                         ------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ....................................................    (20,407,311)
      Translation of other assets and liabilities denominated in
         foreign currencies ..........................................       (436,125)
                                                                         ------------
               Net change in unrealized appreciation (depreciation) ..    (20,843,436)
                                                                         ------------
Net realized and unrealized gain (loss) ..............................    (26,244,981)
                                                                         ------------
Net increase (decrease) in net assets resulting from operations ......   $(26,197,755)
                                                                         ============

(a) For the period January 31, 2008 (commencement of operations) to October 31, 2008.

   The accompanying notes are an integral part of these financial statements.


                               38 | Annual Report

FT (Mauritius) Offshore Investments Limited

(Expressed in U.S. Dollars)

STATEMENT OF CHANGES IN NET ASSETS

                                                                         PERIOD ENDED
                                                                          OCTOBER 31,
                                                                            2008(a)
                                                                         ------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ..........................................   $     47,226
      Net realized gain (loss) from investments and foreign
         currency transactions .......................................     (5,401,545)
      Net change in unrealized appreciation (depreciation) on
         investments and translation of other assets and liabilities
         denominated in foreign currencies ...........................    (20,843,436)
                                                                         ------------
               Net increase (decrease) in net assets resulting from
                  operations .........................................    (26,197,755)
                                                                         ------------
   Capital share transactions (Note 2) ...............................     60,569,101
                                                                         ------------
               Net increase (decrease) in net assets .................     34,371,346
Net assets:
   Beginning of period                                                             --
                                                                         ------------
   End of period .....................................................   $ 34,371,346
                                                                         ============

(a) For the period January 31, 2008 (commencement of operations) to October 31, 2008.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 39

FT (Mauritius) Offshore Investments Limited

NOTES TO FINANCIAL STATEMENTS
(Expressed in U.S. Dollars)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

FT (Mauritius) Offshore Investments Limited (Portfolio) is registered with and regulated by the Mauritius Financial Services Commission. The Portfolio was formed for the purpose of facilitating the Franklin India Growth Fund's (Fund) purchase of securities of a wide selection of Indian companies, consistent with the Fund's investment strategies and has elected to be treated as a disregarded entity for United States federal income tax purposes.

At October 31, 2008, the Fund owned 100% of the Portfolio.

The following summarizes the Portfolio's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Portfolio follows the Fund's procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a security held by the Portfolio. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. At October 31, 2008, all of the securities held by the Fund were fair valued. All security valuation procedures are approved by the Fund's Board of Trustees.


                               40 | Annual Report

FT (Mauritius) Offshore Investments Limited

(Expressed in U.S. Dollars)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Portfolio does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Portfolio purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. INCOME TAXES

The Portfolio conducts its investment activities in India as a tax resident of Mauritius and expects to obtain benefits under the double taxation treaty between Mauritius and India (Treaty). To obtain benefits under the Treaty, the Portfolio must meet certain tests and conditions, including the establishment of Mauritius tax residence and related requirements. The Portfolio has obtained a certificate from the Mauritius tax authorities and believes that such certification is evidence that


                               Annual Report | 41

FT (Mauritius) Offshore Investments Limited

(Expressed in U.S. Dollars)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. INCOME TAXES (CONTINUED)

it is a resident of Mauritius under the Treaty. A company which is a tax resident in Mauritius under the Treaty and has no branch or permanent establishment in India, will not be subject to capital gains tax in India on the sale of Indian securities but is subject to Indian withholding tax on interest earned on Indian securities at the rate of 20.50%. There is no withholding tax in India in respect of dividends paid by Indian companies and such dividends are exempt in the hands of the shareholders.

The Portfolio holds a Category 1 Global Business License for the purpose of the Financial Services Act 2007 and under current laws and regulations, is subject to tax in Mauritius at the rate of 15% on its net income. However, the Portfolio is entitled to a deemed tax credit equivalent to the higher of actual foreign tax suffered or a presumed foreign tax equivalent of 80% of the Mauritian tax on its foreign source income. Thus, the effective tax rate in Mauritius should not exceed 3% (i.e. 15% less 80% of 15%). A company holding at least 5% of the share capital of an Indian company and receiving dividends from that Indian company may claim a credit for tax paid by the Indian company on its profits out of which the dividends were distributed including the dividend distribution tax. No Mauritian capital gains tax is payable on profits arising from sale of securities, and any dividends and redemption proceeds paid by the Portfolio to its shareholders will be exempt from withholding or other tax.

The Portfolio continues to: (i) comply with the requirements of the Treaty; (ii) be a tax resident of Mauritius; and (iii) maintain that its central management and control resides in Mauritius, and therefore management believes that the Portfolio will be able to obtain the benefits of the Treaty. Accordingly, no provision for Indian income taxes has been made in the accompanying financial statements of the Portfolio for taxes related to capital gains or dividends.

The foregoing is based upon current interpretation and practice and is subject to future changes in Indian or Mauritian tax laws and in the Treaty.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is notified of the ex-dividend date.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                               42 | Annual Report

FT (Mauritius) Offshore Investments Limited

(Expressed in U.S. Dollars)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. GUARANTEES AND INDEMNIFICATIONS

The Portfolio's officers and directors are indemnified by the Portfolio against certain liabilities arising out of the performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts with service providers that contain general indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the Portfolio expects the risk of loss to be remote.

2. CAPITAL STOCK

At October 31, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Portfolio's shares were as follows:

                                                             PERIOD ENDED
                                                          OCTOBER 31, 2008(a)
                                                       ------------------------
Shares sold ........................................   7,130,902    $61,995,063
Shares redeemed ....................................    (215,039)    (1,425,962)
                                                       ---------    -----------
Net in crease (decrease) ...........................   6,915,863    $60,569,101
                                                       =========    ===========

(a) For the period January 31, 2008 (commencement of operations) to October 31, 2008.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company of Franklin Advisers, Inc. (Advisers) which is the investment manager of the Portfolio.

A. MANAGEMENT FEES

The Portfolio pays an investment management fee to Advisers equal to 80% of the total management fee with the remainder to be paid by the Fund based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE                      NET ASSETS
-------------------   --------------------------------------------------
       1.250%         Up to and including $1 billion
       1.200%         Over $1 billion, up to and including $5 billion
       1.150%         Over $5 billion, up to and including $10 billion
       1.100%         Over $10 billion, up to and including $15 billion
       1.050%         Over $15 billion, up to and including $20 billion
       1.000%         In excess of $20 billion


                               Annual Report | 43

FT (Mauritius) Offshore Investments Limited

(Expressed in U.S. Dollars)

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES

The Portfolio pays an administrative fee to International Financial Services Limited (IFS), a Mauritius company, an annual fee of $30,000 plus reimbursement of certain expenses. Certain directors of the Portfolio are also directors of IFS.

4. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended October 31, 2008, aggregated $75,410,144 and $16,893,028, respectively.

5. CONCENTRATION OF RISK

Investing in Indian equity securities through the Portfolio may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage), differing legal standards and changing local and regional economic, political and social conditions, which may result in greater market volatility.

6. FAIR VALUE MEASUREMENTS

Financial Accounting Standards Board (FASB) Statement No. 157, "Fair Value Measurement" (SFAS 157) establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Portfolio's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Portfolio's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

At October 31, 2008, all of the Portfolio's investments in securities carried at fair value were in Level 2 inputs.


                               44 | Annual Report

FT (Mauritius) Offshore Investments Limited

(Expressed in U.S. Dollars)

7. NEW ACCOUNTING PRONOUNCEMENTS

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. The Portfolio is currently evaluating the impact, if any, of applying the various provisions of SFAS 161.


                               Annual Report | 45

FT (Mauritius) Offshore Investments Limited

REPORT OF INDEPENDENT AUDITOR

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF FT (MAURITIUS) OFFSHORE INVESTMENTS LIMITED

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of FT (Mauritius) Offshore Investments Limited (the "Portfolio") at October 31, 2008, and the results of its operations, the changes in its net assets and the financial highlights for the period January 31, 2008 (commencement of operations) through October 31, 2008, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
December 17, 2008


                               46 | Annual Report

Franklin Templeton International Trust

SHAREHOLDER INFORMATION

FRANKLIN INDIA GROWTH FUND

PROXY VOTING POLICIES AND PROCEDURES

The Trust's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                               Annual Report | 47

                       This page intentionally left blank.

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT
(800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

FRANKLIN TEMPLETON FUNDS

VALUE
Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND
Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH
Franklin Capital Growth Fund(1)
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund(3)
Franklin Small Cap Growth Fund(4)
Franklin Small-Mid Cap Growth Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL
Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL
Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID
Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION
Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME
Franklin Adjustable U.S. Government Securities Fund(5)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(5)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(5)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(6)
NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(7)

LIMITED-/INTERMEDIATE-TERM FUNDS
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California(8)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(8)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust(9)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) Effective 11/1/07, Franklin Aggressive Growth Fund changed its name to
     Franklin Growth Opportunities Fund. The fund's investment goal and strategy remained the same.

(4.) Effective 3/31/08, Franklin Small Cap Growth Fund II changed its name to
     Franklin Small Cap Growth Fund. The fund's investment goal and strategy remained the same.

(5.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(6.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(7.) The fund invests primarily in insured municipal securities.

(8.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(9.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

12/08

                                                   Not part of the annual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

One Franklin Parkway
San Mateo, CA 94403-1906

-    WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

     Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER
FRANKLIN INDIA GROWTH FUND

INVESTMENT MANAGER
Franklin Advisers, Inc.

SUBADVISOR
Franklin Templeton Asset Management (India)
Private Limited

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

141 A2008 12/08




      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $121,386 for the fiscal year ended October 31, 2008 and $57,790 for the fiscal year ended October 31, 2007.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $4,000 for the fiscal year ended October 31, 2008 and $46,000 for the fiscal year ended October 31, 2007. The services for which these fees were paid included tax compliance and advice.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $561 for the fiscal year ended October 31, 2008 and $0 for the fiscal year ended October 31, 2007. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $283,516 for the fiscal year ended October 31, 2008 and $0 for the fiscal year ended October 31, 2007. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

         (i) pre-approval of all audit and audit related services;

         (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

         (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

         (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $288,077 for the fiscal year ended October 31, 2008 and $46,000 for the fiscal year ended October 31, 2007.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A

      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.        N/A

      ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.      N/A

      ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 11. CONTROLS AND PROCEDURES.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jennifer J. Bolt, Chief Executive Officer - Finance and Administration, and Laura F. Fergerson, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jennifer J. Bolt, Chief Executive Officer - Finance and Administration, and Laura F. Fergerson, Chief Financial Officer and Chief Accounting Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TEMPLETON INTERNATIONAL TRUST

By /s/Jennifer J. Bolt
   ------------------
      Jennifer J. Bolt
      Chief Executive Officer - Finance and Administration
Date  December 26, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/Jennifer J. Bolt
   ------------------
      Jennifer J. Bolt
      Chief Executive Officer - Finance and Administration
Date  December 26, 2008


By /s/LAURA F. FERGERSON
   ---------------------
      Laura F. Fergerson
      Chief Financial Officer and Chief Accounting Officer
Date  December 26, 2008